UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

THE TRADE DESK, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER FROM THE SPECIAL COMMITTEE

To the public stockholders:

As directors and Class A stockholders, we are proud of the tremendous success of The Trade Desk, which has grown to be the industry’s leading and most trusted independent digital media buying platform. In part, we have earned that trust because our platform is built on transparency and objectivity. Our platform empowers advertisers to make data-driven decisions when selecting the impressions they buy, the content they support and the channels they use to most effectively reach their target audiences; importantly, without compromising consumer privacy. We also maintain our strong position because our visionary founder, Jeff Green, has consistently piloted the company to be ahead of changes in the industry’s prevailing winds.

We would not enjoy the enviable industry position we hold today without our platform, our founder’s ability to both see around corners and keep us a step ahead, and the support and trust of our stockholders. That is why we are writing to you now. As you know, our company operates with a dual class capital structure. Several months ago, as the stock market was in turmoil, the board considered the implications of a potential termination of this structure. We recognized that a termination of the dual class structure, possibly in the next year, or over the next couple of years, could impact our operational flexibility. Since then, we have worked to craft a recommendation that we believe is in the best interest of all of our public stockholders.

Recognizing the complexity of the issue and its importance to our stockholders, the board opted to pursue an open and transparent process that would give a special committee of independent directors the ability to evaluate modifications to the dual class structure and to determine the best path forward. In that spirit, the full board resolved, and separately, Mr. Green committed, not to seek any modification of the dual class structure without the recommendation of this committee and, most importantly, not without the approval of the public stockholders (excluding Mr. Green and his affiliates).

As a result of this process, and with the assistance of both legal and governance experts, we arrived at the proposals detailed in the proxy statement. If the amendments are approved, the dual class structure will terminate in five years, which allows for certainty regarding the end of the structure and reasonable time for the company to execute on its long-term strategy. This is as opposed to termination based on changes in share ownership (as is currently the case). Importantly, the proposals also involve other meaningful enhancements to our corporate governance. Specifically, these proposals enable the board to end the dual class structure at an earlier date (in certain circumstances), give Class A stockholders the right to elect one or two directors (depending on the size of the board), create a robust lead independent director role, enable stockholders to call special meetings and, once the Class A shares control a majority of voting power, allow stockholders to act by written consent.

As detailed in the proxy statement, The Trade Desk is holding a special meeting for stockholders to consider these governance changes. We firmly believe that these proposals are in the best interests of The Trade Desk and all of our public stockholders. Nevertheless, the board and Mr. Green, in his stockholder capacity, have committed not to pursue these proposals without your approval. This approach reflects the values of The Trade Desk as a public corporation. We hope that you will take this commitment into account as you assess the merits of the proposals. Implementation of these proposals will help The Trade Desk to continue to invest and innovate for the long term and will hopefully enable us to continue to deliver superior returns to you.

We thank you for your continued support.

Lise Buyer	Gokul Rajaram	David Wells

The Trade Desk, Inc.

42 N. Chestnut Street

Ventura, California 93001

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held December 7, 2020

To our stockholders:

You are cordially invited to attend a special meeting of stockholders of The Trade Desk, Inc. (as it may be adjourned, continued or postponed from time to time, the “Special Meeting”) to be held virtually on December 7, 2020, at 12:00 p.m. Pacific Time. You can attend the Special Meeting via the internet, vote your shares electronically, access the stock list and submit your questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/TTD2020SM (there is no physical location for the Special Meeting). You will need to have your 16-Digit Control Number included on your Notice (as defined below) or your proxy card (if you received a printed copy of the proxy materials) to vote your shares at the Special Meeting.

We are holding the meeting for the following purposes:

1.	To approve an amendment to our certificate of incorporation to change the events upon which all of our shares of Class B common stock will automatically convert into Class A common stock;
2.

To approve an amendment to our certificate of incorporation to permit stockholders to act by written consent beginning on the first date on which the outstanding shares of Class B common stock represent less than 50% of the Company’s outstanding voting power;

3.

To approve an amendment to our certificate of incorporation to permit stockholders owning at least 20% of our outstanding shares of common stock continuously for one year to request special stockholder meetings;

4.

To approve an amendment to our certificate of incorporation to provide that the holders of our Class A common stock, voting as a single class, will be entitled to elect one director if the total number of directors is eight or fewer or two directors if the total number of directors is nine or greater;

5.	To adopt the Amended and Restated Bylaws of the Company in the form attached as Appendix B-1;
6.

To approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve any of the proposals to be considered at the meeting; and

7.	To transact such other business as may properly come before the Special Meeting by or at the direction of the board of directors.

The approval by our stockholders of each of Proposal One, Proposal Two, Proposal Three and Proposal Four will constitute stockholder approval and adoption of the Amended and Restated Certificate of Incorporation, a copy of which is attached as Appendix A-1, under Delaware law. If you owned our Class A common stock or Class B common stock at the close of business on October 20, 2020, you may attend and vote at the Special Meeting. A list of stockholders eligible to vote at the Special Meeting will be available for review during our regular business hours at our headquarters in Ventura, California for the ten days prior to the meeting for any purpose related to the Special Meeting. Due to prevailing and broadly applicable government restrictions, our headquarters may be subject to limited business hours and temporary closures during such period. In the event our headquarters are not open during regular hours, stockholders can send an email to IR@thetradedesk.com. On or about October 27, 2020, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for the Special Meeting (the “Proxy Statement”). The Proxy Statement can be accessed directly at the following internet address: www.proxyvote.com. All you have to do is enter the control number located on your proxy card.

Your vote is important. Whether or not you plan to attend the Special Meeting, I hope that you will vote as soon as possible. You may submit your proxy to vote your shares via a toll-free telephone number or over the internet. You may also submit your proxy card or voting instruction card for the meeting by signing, dating and returning your proxy card or voting instruction card. Any stockholder of record attending the meeting may vote during the meeting, even if you have already returned a proxy card or voting instruction card.

Thank you for your ongoing support of The Trade Desk.

Sincerely,

Jeff T. Green
Chief Executive Officer

Ventura, California

October 27, 2020

YOUR VOTE IS IMPORTANT

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE VOTE AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING. PLEASE NOTE THAT IF YOU HOLD YOUR SHARES THROUGH A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE SPECIAL MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A “LEGAL PROXY” ISSUED IN YOUR NAME.

THE TRADE DESK, INC.

SPECIAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

TABLE OF CONTENTS

GENERAL INFORMATION	1
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING, THE PROXY MATERIALS AND VOTING YOUR SHARES	1
INTRODUCTION TO THE PROPOSALS	9
BACKGROUND OF THE PROPOSALS	11
PROPOSAL ONE: APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO CHANGE THE EVENTS UPON WHICH ALL OF OUR SHARES OF CLASS B COMMON STOCK WILL AUTOMATICALLY CONVERT INTO CLASS A COMMON STOCK	22
PROPOSAL TWO: APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO PERMIT STOCKHOLDERS TO ACT BY WRITTEN CONSENT BEGINNING ON THE FIRST DATE ON WHICH THE OUTSTANDING SHARES OF CLASS B COMMON STOCK REPRESENT LESS THAN 50% OF THE COMPANY’S OUTSTANDING VOTING POWER	24
PROPOSAL THREE: APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO PERMIT STOCKHOLDERS OWNING AT LEAST 20% OF OUR OUTSTANDING SHARES OF COMMON STOCK CONTINUOUSLY FOR ONE YEAR TO REQUEST SPECIAL STOCKHOLDER MEETINGS	26
PROPOSAL FOUR: APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO PROVIDE THAT THE HOLDERS OF OUR CLASS A COMMON STOCK, VOTING AS A SINGLE CLASS, WILL BE ENTITLED TO ELECT ONE DIRECTOR IF THE TOTAL NUMBER OF DIRECTORS IS EIGHT OR FEWER OR TWO DIRECTORS IF THE TOTAL NUMBER OF DIRECTORS IS NINE OR GREATER	28
PROPOSAL FIVE: ADOPTION OF THE AMENDED AND RESTATED BYLAWS OF THE COMPANY	30
PROPOSAL SIX: THE APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE ANY OF THE PROPOSALS TO BE CONSIDERED AT THE MEETING.	32
OWNERSHIP OF THE TRADE DESK, INC. COMMON STOCK	33
ADDITIONAL INFORMATION	37
APPENDIX A-1: AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	A-1-1
APPENDIX A-2: MARKED COPY OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	A-2-1
APPENDIX B-1: AMENDED AND RESTATED BYLAWS	B-1-i
APPENDIX B-2: MARKED COPY OF AMENDED AND RESTATED BYLAWS	B-2-i
APPENDIX C: AMENDED AND RESTATED CORPORATE GOVERNANCE GUIDELINES	C-1
APPENDIX D: AUGUST 3, 2020 PROPOSAL	D-1

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

THE TRADE DESK, INC.

GENERAL INFORMATION

The board of directors of The Trade Desk, Inc. (the “board of directors” or the “board”) is soliciting proxies for a special meeting of stockholders (as it may be adjourned, continued or postponed from time to time, the “Special Meeting”) to be held on December 7, 2020, at 12:00 p.m. Pacific Time. The Special Meeting will be held entirely via the internet. Stockholders may participate in the Special Meeting by visiting the following website: www.virtualshareholdermeeting.com/TTD2020SM. To vote at the Special Meeting, you will need the 16-digit control number included on your Notice (as defined below), on your proxy card or on the instructions that accompanied your proxy materials.

The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement is first being mailed on or about October 27, 2020, to stockholders entitled to vote at the Special Meeting. We also made these materials available on our website at www.thetradedesk.com under the headings “About/Investor Relations” on or about October 27, 2020. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully. Unless the context requires otherwise, the words “The Trade Desk,” “we,” “the Company,” “us,” and “our” refer to The Trade Desk, Inc.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING,
THE PROXY MATERIALS AND VOTING YOUR SHARES

WHY DID I RECEIVE A NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A FULL SET OF PROXY MATERIALS?

We have elected to furnish our proxy materials, including this Proxy Statement, primarily via the internet. The Notice is being provided in accordance with the Securities and Exchange Commission (“SEC”) rules and contains instructions on how to access our proxy materials. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the internet to help reduce the environmental impact and cost of our annual and special meetings of stockholders.

WHAT ITEMS WILL BE VOTED ON AT THE SPECIAL MEETING?

There are six items that will be voted on at the Special Meeting:

1.	The amendment of our certificate of incorporation to change the events upon which all of our shares of Class B common stock will automatically convert into Class A common stock;
2.

The amendment of our certificate of incorporation to permit stockholders to act by written consent beginning on the first date on which the outstanding shares of Class B common stock represent less than 50% of the Company’s outstanding voting power;

3.

The amendment of our certificate of incorporation to permit stockholders owning at least 20% of our outstanding shares of common stock continuously for one year to request special stockholder meetings;

4.

The amendment of our certificate of incorporation to provide that the holders of our Class A common stock, voting as a single class, will be entitled to elect one director if the total number of directors is eight or fewer or two directors if the total number of directors is nine or greater;

5.	To adopt the Amended and Restated Bylaws of the Company, attached as Appendix B-1; and
6.

To approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve any of the proposals to be considered at the meeting.

The approval by our stockholders of each of Proposal One, Proposal Two, Proposal Three and Proposal Four will constitute stockholder approval and adoption of the Amended and Restated Certificate of Incorporation, a copy of which is attached as Appendix A-1, under Delaware law.

WHAT ARE OUR BOARD OF DIRECTORS’ VOTING RECOMMENDATIONS?

Our board of directors recommends that you vote your shares as follows:

1.	“FOR” the amendment of our certificate of incorporation to change the events upon which all of our shares of Class B common stock will automatically convert into Class A common stock;
2.

“FOR” the amendment of our certificate of incorporation to permit stockholders to act by written consent beginning on the first date on which the outstanding shares of Class B common stock represent less than 50% of the Company’s outstanding voting power;

3.

“FOR” the amendment of our certificate of incorporation to permit stockholders owning at least 20% of our outstanding shares of common stock continuously for one year to request special stockholder meetings;

4.

“FOR” the amendment of our certificate of incorporation to provide that the holders of our Class A common stock, voting as a single class, will be entitled to elect one director if the total number of directors is eight or fewer or two directors if the total number of directors is nine or greater;

5.	“FOR” the adoption of the Amended and Restated Bylaws, attached as Appendix B-1; and
6.

“FOR” the approval of one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve any of the proposals to be considered at the meeting.

WHAT IS A PROXY?

Our board of directors is soliciting your vote at the Special Meeting. A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy, that designation also is called a “proxy” or, if in a written document, a “proxy card.” Blake Grayson and Jay Grant have been designated as proxies for the Special Meeting.

WHO CAN VOTE AT THE MEETING?

Only holders of record of our Class A common stock and Class B common stock at the close of business on October 20, 2020, which is the record date, will be entitled to vote at the Special Meeting. The record date was established by our board of directors. Stockholders of record at the close of business on the record date are entitled to:

•	Receive notice of the meeting; and
•	Vote at the meeting and any adjournments, continuations or postponements of the meeting.

On the record date, there were 41,947,749 shares of our Class A common stock outstanding and 5,015,339 shares of our Class B common stock outstanding. Each share of Class A common stock is entitled to one vote on each proposal and each share of Class B common stock is entitled to 10 votes on each proposal. Our Class A common stock and Class B common stock are collectively referred to in this proxy statement as our “common stock.”

IS MY VOTE CONFIDENTIAL?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either among our employees or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to our management.

WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A “STOCKHOLDER OF RECORD” AND HOLDING SHARES AS “BENEFICIAL OWNER” (OR IN “STREET NAME”)?

Most stockholders are considered “beneficial owners” of their shares, that is, they hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially or in “street name.”

Stockholder of Record: If your shares are registered directly in your name with our transfer agent, you are considered the “stockholder of record” with respect to those shares and we are sending the Notice directly to you to access proxy materials. As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote at the Special Meeting.

Beneficial Owner: If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name, and proxy materials are being forwarded to you by your broker, bank or other nominee (who is considered the stockholder of record with respect to those shares). As a beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares if you follow the instructions you receive from your broker, bank or other nominee. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote these shares at the Special Meeting unless you request, complete and deliver the proper documentation provided by your broker, bank or other nominee for use at the Special Meeting.

WHAT ARE THE DIFFERENT METHODS THAT I CAN USE TO VOTE MY SHARES OF COMMON STOCK?

By Internet: Until 11:59 pm Eastern time on December 6, 2020, you can vote via the internet by visiting the website noted on your proxy card. Internet voting is available 24 hours a day. We encourage you to vote via the internet, as it is the most cost-effective way to vote. Beneficial owners may vote by telephone or the internet if their brokers, banks or nominees make those methods available, by following the instructions provided to them with the proxy materials.

By Telephone: You can also vote your shares by telephone by calling the toll-free telephone number indicated on your proxy card and following the voice prompt instructions. Telephone voting is available 24 hours a day.

By Mail: You can vote your shares by signing, dating and timely returning the proxy card enclosed with the proxy materials that are provided in printed form. Beneficial owners must follow the directions provided by their broker, bank or other nominee in order to direct such broker, bank or other nominee as to how to vote their shares.

During the Meeting: You can vote and submit questions during the meeting by attending the virtual meeting at www.virtualshareholdermeeting.com/TTD2020SM. Please have your Notice or proxy card in hand when you visit the website.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

A majority of the voting power of all of our issued and outstanding shares of our common stock entitled to vote as of the record date must be present or represented by proxy at the Special Meeting in order to hold the Special Meeting and conduct business. This is called a quorum.

Your shares will be counted for purposes of determining if there is a quorum if you:

•	Are present and vote at the Special Meeting; or
•	Have voted on the internet, by telephone or by properly submitting a proxy card or voting instruction form by mail.

If there are not enough shares present both at the meeting and by timely and properly submitted proxy cards to constitute a quorum, the Special Meeting may be adjourned until such time as a sufficient number of shares are present or represented by proxy. Abstentions and broker non-votes, if any, will be counted as present in determining the presence of a quorum. A broker non-vote occurs with respect to a proposal when a nominee has discretionary authority to vote on one or more proposals to be voted on at a meeting of stockholders but is not permitted to vote on other proposals without instructions from the beneficial owner of the shares and the beneficial owner fails to provide the nominee with such instructions. Failure to provide instructions to your brokerage firm, bank or other nominee on how to vote will result in your shares not being counted as present in determining the presence of a quorum.

HOW ARE ABSTENTIONS COUNTED?

You may choose to abstain or refrain from voting your shares on one or more issues presented for a vote at the Special Meeting. However, for purposes of determining the presence of a quorum, abstentions are counted as present. For the purpose of determining whether the stockholders have approved a matter, abstentions will count as a vote “AGAINST” the proposals being voted on at the Special Meeting; provided, however, that for Proposal Six, abstentions will not be counted as “votes cast” and will therefore have no effect on the vote on Proposal Six if a quorum is present.

WHAT IF A STOCKHOLDER DOES NOT PROVIDE A PROXY OR, IF A PROXY IS RETURNED, IT DOES NOT SPECIFY A CHOICE FOR ONE OR MORE ISSUES?

You should specify your choice for each issue to be voted upon at the Special Meeting. If no proxy is returned or if a proxy is signed and returned but no specific instructions are given on one or more of the issues to be voted upon at that Special Meeting, proxies will be voted in accordance with applicable rules, laws and regulations as follows:

Stockholders of Record. If you are a stockholder of record and you do not return a proxy, your shares will not be voted at the Special Meeting and your shares will not be counted for purposes of determining whether a quorum exists for the Special Meeting. If you do return a proxy via the internet, telephone or mail, but you fail to specify how your shares should be voted on one or more issues to be voted upon at the Special Meeting, then to the extent you did not specify a choice, your shares will be voted: (i) “FOR” Proposal One for the amendment of our certificate of incorporation to change the events upon which all of our shares of Class B common stock will automatically convert into Class A common stock; (ii) “FOR” Proposal Two for the amendment of our certificate of incorporation to permit stockholders to act by written consent beginning on the first date on which the outstanding shares of Class B common stock represent less than 50% of the Company’s outstanding voting power; (iii) “FOR” Proposal Three for the amendment of our certificate of incorporation to permit stockholders owning at least 20% of our outstanding shares of common stock continuously for one year to request special stockholder meetings; (iv) “FOR” Proposal Four for the amendment of our certificate of incorporation to provide that the holders of our Class A common stock, voting as a single class, will be entitled to elect one director if the total number of directors is eight or fewer or two directors if the total number of directors is nine or greater; (v) “FOR” Proposal Five for the adoption of the Amended and Restated Bylaws of the Company; and (vi) “FOR” Proposal Six for the approval of one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve any of the proposals to be considered at the meeting.

Beneficial Owners. If you are a beneficial owner and (i) you do not provide your broker or other nominee who holds your shares with voting instructions, or (ii) you do provide a proxy card but you fail to specify your voting instructions on one or more of the issues to be voted upon at the Special Meeting, under applicable rules, your broker or other nominee may exercise discretionary authority to vote your shares on routine proposals but may not vote your shares on non-routine proposals.

WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

The following table sets forth the voting requirement with respect to each of the proposals:

Proposal One—Amendment of our certificate of incorporation to change the events upon which all of our shares of Class B common stock will automatically convert into Class A common stock

As set forth in our certificate of incorporation, the affirmative vote of the holders of at least 66 2/3% of the voting power of our outstanding shares entitled to vote must vote “FOR” this proposal.  In addition, we are seeking (i) the Majority of the Minority Approval (as defined below) and (ii) approval of the holders of a majority of the outstanding shares of our Class B common stock outstanding and entitled to vote as of the record date. Any abstentions or broker non-votes will have the same effect as a vote against the proposal.

Proposal Two—Amendment of our certificate of incorporation to permit stockholders to act by written consent beginning on the first date on which the outstanding shares of Class B common stock represent less than 50% of the Company’s outstanding voting power

As set forth in our certificate of incorporation, the affirmative vote of the holders of at least 66 2/3% of the voting power of our outstanding shares entitled to vote must vote “FOR” this proposal. In addition, we are seeking the Majority of the Minority Approval. Any abstentions or broker non-votes will have the same effect as a vote against the proposal.

Proposal Three—Amendment of our certificate of incorporation to permit stockholders owning at least 20% of our outstanding shares of common stock continuously for one year to request special stockholder meetings

As set forth in our certificate of incorporation, the affirmative vote of the holders of at least 66 2/3% of the voting power of our outstanding shares entitled to vote must vote “FOR” this proposal. In addition, we are seeking the Majority of the Minority Approval. Any abstentions or broker non-votes will have the same effect as a vote against the proposal.

Proposal Four—Amendment of our certificate of incorporation to provide that the holders of our Class A common stock, voting as a single class, will be entitled to elect one director if the total number of directors is eight or fewer or two directors if the total number of directors is nine or greater

As set forth in our certificate of incorporation, the affirmative vote of the holders of at least 66 2/3% of the voting power of our outstanding shares entitled to vote must vote “FOR” this proposal. In addition, we are seeking the Majority of the Minority Approval. Any abstentions or broker non-votes will have the same effect as a vote against the proposal.

Proposal Five—Adoption of new Amended and Restated Bylaws

As set forth in our certificate of incorporation, the affirmative vote of the holders of at least 66 2/3% of the voting power of our outstanding shares entitled to vote must vote “FOR” this proposal. In addition, we are seeking the Majority of the Minority Approval. Any abstentions or broker non-votes will have the same effect as a vote against the proposal.

Proposal Six—Approval of one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve any of the proposals to be considered at the meeting

As set forth in our bylaws, to be approved by our stockholders, a majority of the votes cast at the Special Meeting must vote “FOR” this proposal if a quorum is present. Any abstentions or broker non-votes will not be counted as “votes cast” and will therefore have no effect on the vote on the proposal if a quorum is present.

Each of Proposal One, Proposal Two, Proposal Three, Proposal Four and Proposal Five is cross-conditioned upon the approval by our stockholders of each of these proposals. As a result, none of the matters set forth in Proposal One, Proposal Two, Proposal Three, Proposal Four or Proposal Five will be implemented by the Company unless each of these proposals is approved. Each of Proposal One, Proposal Two, Proposal Three, Proposal Four and Proposal Five requires approval by the holders of a majority of the shares of our Class A common stock outstanding and entitled to vote as of the record date, other than any such shares (all such shares, “Excluded Class A Shares”) beneficially owned by: (a) a record or beneficial owner of shares of our Class B common stock (including, without limitation, our Chief Executive Officer, Jeff Green); (b) a member of our board of directors; (c) any person that the Company has determined to be an “officer” of the Company within the meaning of Rule 16a-1(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); or (d) any “immediate family member” (as defined in Item 404 of Regulation S-K) or “affiliate” or “associate” (as defined in Section 12b-2 of the Exchange Act) of any of the foregoing. We refer to this as the “Majority of the Minority Approval.” The Excluded Class A Shares will not be included in the numerator or denominator for purposes of determining whether the Majority of the Minority Approval has been obtained. We refer to the holders of shares of our Class A common stock other than those listed in (a)-(d) above as the “Public Stockholders.”

HOW DO I CHANGE OR REVOKE MY PROXY?

You may revoke your proxy and change your vote at any time before the final vote at the meeting. You may vote again on a later date on the internet or by telephone (only your latest internet or telephone proxy submitted prior to the meeting will be counted), by signing, dating and returning a new proxy card with a later date, or by attending the meeting and voting during the meeting. However, your attendance at the Special Meeting will not automatically revoke your proxy unless you vote again at the meeting or specifically request in writing that your prior proxy be revoked.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

It means that your shares are registered differently or you have multiple accounts. Please vote all of these shares separately to ensure all of the shares you hold are voted.

HOW CAN STOCKHOLDERS SUBMIT A PROPOSAL FOR INCLUSION IN OUR PROXY STATEMENT FOR THE 2021 ANNUAL MEETING?

To be included in our proxy statement for the 2021 annual meeting, stockholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act and be received by our Secretary at our principal executive offices no later than December 15, 2020, which is one hundred twenty (120) calendar days before the one-year anniversary of the date on which we first released the proxy statement to stockholders in connection with our 2020 annual meeting.

HOW CAN STOCKHOLDERS SUBMIT PROPOSALS TO BE RAISED AT THE 2021 ANNUAL MEETING THAT WILL NOT BE INCLUDED IN OUR PROXY STATEMENT FOR THE 2021 ANNUAL MEETING?

To be raised at the 2021 annual meeting, stockholder proposals must comply with our bylaws. Under our bylaws, a stockholder must give advance notice to our Secretary of any business, including nominations of candidates for election as directors to our board of directors, that the stockholder wishes to raise at our annual meeting. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, our principal executive offices not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting. Since our 2020 annual meeting was on May 26, 2020, stockholder proposals must be received by our Secretary at our principal executive offices no earlier than January 26, 2021 and no later than February 25, 2021, in order to be raised at our 2021 annual meeting.

WHAT IF THE DATE OF THE 2021 ANNUAL MEETING CHANGES BY MORE THAN 30 DAYS FROM THE ANNIVERSARY OF THE 2020 ANNUAL MEETING?

Under Rule 14a-8 of the Exchange Act, if the date of the 2021 annual meeting changes by more than 30 days from the anniversary of our 2020 annual meeting, to be included in our proxy statement, stockholder proposals must be received by us within a reasonable time before our solicitation is made.

Under our bylaws, if the date of the 2021 annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary of our 2020 annual meeting, stockholder proposals to be brought before the 2021 annual meeting must be delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made.

DOES A STOCKHOLDER PROPOSAL REQUIRE SPECIFIC INFORMATION?

With respect to a stockholder’s nomination of a candidate for our board of directors, the stockholder notice to the Secretary must contain certain information as set forth in our bylaws about both the nominee and the stockholder making the nomination. With respect to any other business that the stockholder proposes, the stockholder notice must contain a brief description of such business and the reasons for conducting such business at the meeting, as well as certain other information as set forth in our bylaws. If you wish to bring a stockholder proposal or nominate a candidate for director, you are advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. A copy of our bylaws is available via the website of the SEC at http://www.sec.gov. You may also contact our Secretary at the address set forth above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

WHAT HAPPENS IF WE RECEIVE A STOCKHOLDER PROPOSAL THAT IS NOT IN COMPLIANCE WITH THE TIME FRAMES DESCRIBED ABOVE?

If we receive notice of a matter to come before the 2021 annual meeting that is not in accordance with the deadlines described above, we will use our discretion in determining whether or not to bring such matter before such meeting. If such matter is brought before such meeting, then our proxy card for such meeting will confer upon our proxy holders discretionary authority to vote on such matter.

WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE SPECIAL MEETING?

Other than the six items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Special Meeting. If you grant a proxy, the persons named as proxy holders, Blake Grayson and Jay Grant, or any of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

WHO BEARS THE COST OF THIS SOLICITATION?

We pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition, we may reimburse brokers, banks and other custodians, nominees and fiduciaries representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of our directors, officers and employees, personally or by mail, telephone, facsimile, email or other means of communication (electronic or otherwise). No additional compensation will be paid for such services.

WHERE CAN I FIND THE VOTING RESULTS OF THE SPECIAL MEETING?

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Form 8-K filed with the SEC within four business days after the Special Meeting, which will be available on our website.

INTRODUCTION TO THE PROPOSALS

The proposals require us to amend and restate our existing amended and restated certificate of incorporation (our “Current Certificate”) and our existing amended and restated bylaws (the “Current Bylaws”). The principal amendments to our Current Certificate and Current Bylaws are further described in the following proposals:

1.	Proposal One: to change the events upon which all of our shares of Class B common stock will automatically convert into Class A common stock;
2.

Proposal Two: to permit stockholders to act by written consent beginning on the first date on which the outstanding shares of Class B common stock represent less than 50% of the Company’s outstanding voting power;

3.	Proposal Three: to permit stockholders owning at least 20% of our outstanding shares of common stock continuously for one year to request special stockholder meetings;
4.

Proposal Four: to provide that the holders of our Class A common stock, voting as a single class, will be entitled to elect one director if the total number of directors is eight or fewer or two directors if the total number of directors is nine or greater;

5.	Proposal Five: to adopt the Amended and Restated Bylaws of the Company, attached as Appendix B-1; and
6.

Proposal Six: to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposals to amend our certificate of incorporation and adopt the Amended and Restated Bylaws of the Company.

The approval by our stockholders of each of Proposal One, Proposal Two, Proposal Three and Proposal Four will constitute stockholder approval and adoption of the Amended and Restated Certificate of Incorporation, a copy of which is attached as Appendix A-1 (the “New Certificate”) under Delaware law. Our board of directors, upon unanimous recommendation of a special committee of directors (the “Committee”), has determined that it is advisable and in our best interests, and in the best interests of our stockholders (other than Jeff Green and his affiliates, as to whom no determination was made), to adopt the New Certificate reflecting the amendments described in Proposal One, Proposal Two, Proposal Three and Proposal Four. The approval by our stockholders of each of Proposal One, Proposal Two, Proposal Three and Proposal Four will constitute the requisite approval of the New Certificate. For convenience of reference, a copy of the New Certificate showing the changes from the Current Certificate, with deleted text shown in strikethrough and added text shown as double-underlined, is attached as Appendix A-2.  The board of directors, upon unanimous recommendation of the Committee, also has determined that it is advisable and in our best interests, and in the best interests of our stockholders (other than Jeff Green and his affiliates, as to whom no determination was made), to adopt the Amended and Restated Bylaws, a copy of which is attached as Appendix B-1 (the “New Bylaws”). For convenience of reference, a copy of the New Bylaws showing the changes from the Current Bylaws, with deleted text shown in strikethrough and added text shown as double-underlined, is attached as Appendix B-2.

The approval of Proposal One by our stockholders is required to authorize the adoption of the New Certificate and the New Bylaws. Additionally, each of Proposal One, Proposal Two, Proposal Three, Proposal Four and Proposal Five (collectively, the “Proposals” and each, a “Proposal”) is conditioned upon the approval by our stockholders of all of the other Proposals. None of the actions contemplated by Proposal One, Proposal Two, Proposal Three, Proposal Four and Proposal Five will be implemented by the Company unless all of the other Proposals are approved by our stockholders. When we refer to the approval of the adoption of the New Certificate, we are referring to the approval by our stockholders of Proposal One, Proposal Two, Proposal Three and Proposal Four.

The approval of each of the Proposals shall be based upon the requisite approval of the adoption of the New Certificate as required by our Current Certificate, Current Bylaws, and Delaware law. Our Current Certificate requires the affirmative vote of 66 2/3% in voting power of the shares of our Class A common stock and Class B common stock, outstanding as of the record date and entitled to vote thereon, voting together as a single class to approve each of Proposal One, Proposal Two, Proposal Three, Proposal Four and Proposal Five. In addition, we will require the Majority of the Minority Approval to approve each of Proposal One, Proposal Two, Proposal Three, Proposal Four and Proposal Five. For Proposal One, we will also require approval by the holders of a majority of the outstanding shares of our Class B common stock outstanding as of the record date. As of the record date, Jeff Green and his affiliates hold 0.2% of our total outstanding Class A common stock, 98.0% of our total outstanding Class B common stock and 53.5% of our total outstanding voting power. Shares of Class A common stock owned by Mr. Green and his affiliates will not be considered in determining the outcome of the Majority of the Minority Vote on each of Proposal One, Proposal Two, Proposal Three, Proposal Four and Proposal Five. For Proposal Six, our Current Bylaws require the affirmative approval by a majority of the votes cast on such proposal at the Special Meeting to approve the proposal if a quorum is present. Mr. Green has indicated that he intends to vote in favor of the Proposals solely in his capacity as a Class B holder and to the extent that a vote calls for the vote of Class B holders.

If the New Certificate is adopted by the stockholders, we intend to file the New Certificate with the Secretary of State of Delaware. The New Certificate will be effective immediately upon acceptance of filing by the Secretary of State. Our board of directors reserves the right to abandon or delay the filing of the New Certificate even if it is approved by our stockholders. The Company will not effect any changes to the terms of the dual class structure if the Proposals are not approved by our stockholders.

In addition, if the New Certificate and the New Bylaws are adopted by the stockholders, our independent directors will elect a lead independent director if the chairman of our board of directors is a member of management or does not otherwise qualify as an independent director, as is currently the case, with such person to have the responsibilities described in our Corporate Governance Guidelines, to be amended in connection with stockholder approval of the New Certificate in the form attached as Appendix C (the “New Corporate Governance Guidelines”). The Current Bylaws currently do not provide for, and we currently do not have, a lead independent director. The election of a lead independent director is conditioned upon the approval by our stockholders of Proposal One, Proposal Two, Proposal Three, Proposal Four and Proposal Five.

Stockholders will have no appraisal rights with respect to the adoption of the New Certificate and the New Bylaws.

BACKGROUND OF THE PROPOSALS

Advertising—it’s what fuels the open internet and supports content creators, journalism, and the open exchange of information and ideas. We built our media-buying platform to provide advertisers with the most transparent, objective and innovative path to relevant digital advertising on the open internet. In doing so, we have emerged as the most viable alternative to today’s tech giants.

Our success to date would not have been possible without the trust we have built among advertisers, publishers, employees and stockholders. Since the Company was founded just over 10 years ago, our visionary founder, Jeff Green, has been instrumental in building a leadership position for the Company. Key to that growth has been a consistent focus on developing trust between the Company and all of its stakeholders—including customers, partners, employees and stockholders.

As far as customers are concerned, our core belief is that advertising fuels the open internet, and in so doing supports content creators, publishers, journalism and the open exchange of ideas. The more relevant that advertising is, the more valuable it is to both advertisers and publishers. To help facilitate that value exchange, we created the industry’s leading and most trusted independent digital media buying platform. That platform is open, objective and transparent, allowing advertisers to understand exactly what impressions they are buying, what content they are supporting, and to drive relevance in their campaigns without compromising privacy.

As a result of this trusted relationship with advertisers, we enjoy customer retention rates of over 95% and have enabled billions of dollars in payments to publishers and content providers in the ad ecosystem worldwide. Importantly, this path to success was never guaranteed. We compete for ad dollars against many of the largest internet companies in the world today. To compete, we have held firm to a long-term vision and strategy for our platform, supported by long-term investments. The success of this strategy has seen the Company emerge as a premier competitor to the “walled garden” tech giants.

Indeed, the advertising industry is at a critical juncture. Advertisers increasingly value the objectivity, transparency and control they enjoy on our platform: They are starting to question the value of user-generated content versus premium streaming TV content; they want to know exactly what kind of content they are supporting; they want to understand and measure consumer response in real-time; and they want to optimize agility and flexibility in their campaigns. The next five years will be critical as advertisers seek a viable alternative to walled gardens—one that can operate at scale, across advertising channels. As a result, the next five years will also be critical in solidifying the long-term success of our model.

Just as we focus on building a trusted platform for our advertising customers, we are also determined to build trust with our stockholders. That means consistency in our financial model and meeting stockholder expectations quarter after quarter. We believe our long-term strategic approach is the best way to deliver consistent performance and sustainable stockholder returns. Our early success since our public offering, based on our long-term vision, has enabled the Company to deliver strong returns for stockholders. For investors in our 2016 initial public offering, our share price has risen 3,200%, the highest annualized return of any tech company initial public offering since 2010.

Stockholders who have owned our stock since the beginning of 2020 have achieved a 150% return through October 14, 2020, an especially remarkable achievement given headwinds for the overall digital advertising market as a result of the coronavirus pandemic. Our 2020 stock performance is a clear illustration of how our historical focus on long-term investments has benefited our stockholders. Over six years ago, for example, we began investing in ConnectedTV, well before the market started to transition. Fast forward to 2020—according to Standard Media Index, US advertising revenue declined over 30% on a year-over-year basis due to the coronavirus pandemic in the April to June period. By contrast, during that same period, ConnectedTV spend on our platform increased about 40% year-over-year.

According to Nielsen data, in January, prior to the coronavirus pandemic, US consumers were viewing approximately 12.5 billion ConnectedTV hours per month. By the end of March 2020, ConnectedTV viewing had increased by 81%, as consumers sheltered at home and economic constraints forced a rethink of expensive home cable subscriptions. The accelerated consumer shift to ConnectedTV means more advertisers are now shifting campaign dollars to ConnectedTV. As this market transition accelerates, we are well positioned because of our strategic ConnectedTV vision and the investments we started to make in 2014.

While consumers are not the Company’s direct customers, we are also focused on creating an advertising ecosystem that the consumer trusts, and nowhere is this more apparent than the future of identity and privacy. And again, we are investing in a new approach to identity—an upgrade to cookies—that preserves the value exchange of the internet while providing consumers with greater control. In 2018, we launched Unified ID, enabling the digital advertising ecosystem to utilize our cookie footprint to increase their own cookie coverage across the open internet and level the playing field with large walled gardens, thereby furthering the market’s independence from the world’s largest advertising platforms. To date, our Unified ID has been adopted by nearly every major supply-side platform and many others in the ad ecosystem. Today, we are building on our success with Unified ID, in collaboration with the Interactive Advertising Bureau, to create an upgraded identity solution for the open internet that no longer relies on cookies or other advertising identifiers. This initiative, based on our long-term perspective on identity and privacy, is consistent with a range of investments we have made to move the industry forward and build trusted standards and practices—whether they concern fraud management, supply chain transparency or objective measurement.

We believe we are building a great company capitalizing on the increased adoption of digital advertising, which, while currently the minority share, is expected to grow to represent the bulk of what will soon be a $1 trillion advertising industry. Our success to date has not been without its challenges, all of which we’ve overcome with a relentless focus on long-term value creation. We would expect the future will present a new set of challenges, especially given the size of the opportunity and the incumbency of large internet companies. As we continue to scale, including through our investments in establishing a presence in Asia, we value the flexibility to innovate and invest long term with reduced short-term distractions. We believe this critical agility has, in part, been enabled by our dual class stock structure, which we put in place in conjunction with our 2016 initial public offering.

Since our initial public offering, we believe we have proven to be good stewards of our stockholders’ capital. As initially established, our Class B common stock was structured such that the Class B common stock would remain in place until such time that the outstanding shares of our Class B common stock represented less than 10% of the total aggregate number of the outstanding shares of our Class A common stock and Class B common stock combined. The original Class B stockholders included Mr. Green, certain members of management and the venture capital investors that funded our growth as a private company. As the table below illustrates, there has been a significant change in the ownership of our Class B common stock in a relatively short time since our initial public offering.

	Prior to Initial Public Offering		Current
	Class B Shares*	% of Class B	Class B Shares*	% of Class B
Jeff Green	8.9	26.5%	4.9	98.0%
Venture Investors	22.1	66.1%	-	-
Others	2.4	7.4%	0.1	2.0%
Class B Total *Shares in millions	33.4	100%	5.0	100%

In the spring of 2020, a member of the Company’s finance team performed an analysis to estimate when the number of outstanding shares of our Class B common stock could represent less than 10% of the total aggregate number of the outstanding shares of our Class A common stock and Class B common stock combined, thereby resulting in the occurrence of the Dilution Trigger (as defined in Proposal One) under the Current Certificate. This analysis indicated that the Dilution Trigger could occur as early as March 2021 if all of the outstanding shares of our Class B common stock (other than those held by Mr. Green and his affiliates) converted into shares of our Class A common stock and if the additional shares of Class A common stock issuable pursuant to existing equity awards were issued (the “Company Estimate”). The Company Estimate did not predict when the Dilution Trigger was likely to occur, but instead provided information about the circumstances that could result in the occurrence of the Dilution Trigger in the near term.

Minority Stockholder Protection: Adopting and Implementing the MFW Framework

At a meeting held on June 3, 2020, our board of directors, Chief Financial Officer, Vice President of Investor Relations and representatives of Goodwin Procter LLP (“Goodwin”), the Company’s outside counsel, met to discuss the Company’s dual class structure. The Goodwin representatives reviewed the Company’s dual class structure along with fiduciary considerations relevant to how the board might evaluate preserving the benefits of such structure for a specified period of time. Our board of directors discussed the means of implementing a change to the Company’s dual class structure, including the possibility of implementing a change without minority stockholder approval. The Goodwin representatives discussed the standard of review that a court might apply in the event that changes to the Company’s dual class structure were challenged, the likelihood of such a challenge, examples of such challenges and the framework for implementing minority stockholder protections established under Kahn v. M & F Worldwide Corporation and its progeny (“MFW”). Our board of directors discussed the requirements articulated under MFW and subsequent Delaware cases, including the approval of a committee of independent directors and minority stockholders, and determined that it was appropriate for the Public Stockholders to receive the substantive and procedural benefits of the requirements of MFW.  Our board of directors, with the assistance of the Goodwin representatives, discussed the independence and disinterestedness of potential special committee members, including disclosure by members of the board of directors of facts that might impact the board’s consideration of potential members of a special committee.  Our board of directors determined to form the Committee and give the Committee the authority to, among other things, consider proposals relating to a Potential Action (as defined below).

As discussed in “The Special Committee Process” below, Mr. Green has agreed that he will not proceed with any change to our dual class structure unless it is approved by the Committee and subject to the non-waivable approval of a majority of the Company’s minority stockholders in accordance with MFW. We believe the MFW framework serves to continue our record of building trust with our Public Stockholders.

Formation of the Special Committee

At the June 3, 2020 meeting, our board of directors unanimously adopted resolutions consistent with MFW. Specifically, our board of directors: (a) established the Committee; (b) determined that each of Lise Buyer, Gokul Rajaram and David Wells was independent and disinterested with respect to the potential extension of the Company’s dual class structure (the “Potential Action”) based, in part, on interviews that Goodwin had previously conducted, and appointed each of such directors to the Committee; and (c) delegated to the Committee the full power and authority of our board of directors to, among other things, (i) review and evaluate the advisability of the Potential Action, (ii) identify, review and evaluate alternatives to the Potential Action, (iii) recommend, reject or seek to modify the terms of the Potential Action, (iv) if the Committee considered it advisable or appropriate, negotiate the structure, form, terms and conditions of the Potential Action and the form, terms and conditions of any definitive agreements or any amendments to the Company’s governing documents, (v) obtain any necessary or desirable advice, assistance and opinions from financial advisors or other advisors, consultants and agents selected by the Committee, (vi) recommend to the full board of directors what action, if any, should be taken by the Company with respect to the Potential Action, and (vii) appoint one of its members as Chair of the Committee.

Our board of directors also resolved not to propose or recommend the Potential Action for approval by the Company’s stockholders, or otherwise approve the Potential Action, without the Committee’s prior favorable recommendation of the Potential Action.

Independence of Special Committee Members

The Committee and its legal counsel, Morris Nichols Arsht & Tunnell LLP (“Morris Nichols”), assessed the interests and relationships that the members of the Committee may have that might be viewed as relevant to the independence and disinterestedness of the Committee members and determined that each of the Committee members was independent from Mr. Green and was disinterested and independent with respect to any Potential Action. See “The Special Committee Process” below for additional discussion regarding the independence of the Committee members.

Independent Advisors

The Committee selected Morris Nichols to serve as its independent legal advisor, based upon no actual or potential conflicts of interest and their substantial experience in dealing with complex governance actions, including their depth of knowledge with respect to implementing the MFW framework. The Committee and Morris Nichols agreed to customary terms of representation.

The Committee selected Centerview Partners (“Centerview”) to serve as its independent financial advisor, based upon no actual or potential conflicts of interest with respect to a potential engagement and their significant experience working with special committees on unique and complex matters. Pursuant to Centerview’s engagement letter, the Company agreed to pay Centerview an up-front fee of $1,500,000 and an additional $2,500,000 fee payable (a) if the Committee recommends that our board of directors not take any action with respect to a Potential Action, upon such recommendation, or (b) if the Committee recommends that our board of directors take action with respect to a Potential Action, upon the earlier of (i) the completion of the Company’s efforts to implement such Potential Action (whether or not successful) and (ii) eight months from the date of the engagement letter.

The Special Committee Process

On June 5, 2020 and June 8, 2020, the Committee met by teleconference, with all of the members of the Committee in attendance and a representative of Goodwin in attendance at the Committee’s request. The Committee and the

Goodwin representative discussed the various types of external advisors that could support the Committee’s independent evaluation of a Potential Action. The Committee also heard presentations from two law firms, including Morris Nichols, with respect to their capabilities to serve as the Committee’s independent legal advisor. The Morris Nichols representatives discussed their experience and credentials with the Committee and reported to the Committee that Morris Nichols had no actual or potential conflicts of interest with respect a potential engagement. In addition, the Committee unanimously approved the appointment of Lise Buyer as Chair of the Committee.

On June 9, 2020, the Committee met by teleconference, with all of the members of the Committee in attendance and a representative of Goodwin in attendance at the Committee’s request. The Committee also invited representatives of Morris Nichols to attend. After responding to questions from the Committee, the Morris Nichols representatives left the meeting. The Committee then deliberated on the selection of independent legal counsel and unanimously determined to engage Morris Nichols based upon no actual or potential conflicts of interest with respect to a potential engagement and their substantial experience in dealing with complex governance actions, including their depth of knowledge with respect to implementing the MFW framework. The Committee directed Ms. Buyer, in her capacity as Chair of the Committee, to finalize the engagement of Morris Nichols. Later on June 9, Ms. Buyer and a representative of Morris Nichols agreed to customary terms of representation. Morris Nichols and the Committee entered into a formal engagement letter on June 26, 2020.

On June 10, 2020, the Committee met by video conference, with all of the members of the Committee and representatives of Morris Nichols in attendance. The Committee also invited a representative of Goodwin to attend. The Morris Nichols representatives discussed certain aspects of the Committee’s process to date, including the MFW framework for implementing minority stockholder protections. The Morris Nichols representatives noted that the resolutions establishing the Committee did not set the compensation for the Committee members and discussed considerations for setting such compensation. The Morris Nichols representatives then responded to questions from the Committee and discussed the roles of independent financial and other advisors and the process for retaining such advisors.

Between June 11, 2020 and June 17, 2020, Morris Nichols conducted legal due diligence. During this period, representatives of Morris Nichols met by teleconference with representatives of Goodwin to receive a report from Goodwin regarding the background of the Company and its dual class structure. A representative of Goodwin informed representatives of Morris Nichols that Mr. Green had retained Wilson Sonsini Goodrich & Rosati, Professional Corporation (“Wilson Sonsini”) to represent his interests personally and that Mr. Green would bear the costs of such engagement. Also during this period, a representative of Morris Nichols met separately with each member of the Committee and discussed any interests or relationships that he or she had or has and that might be relevant to such Committee member’s service on the Committee. On June 12, 2020, the Committee met by video conference, with all of the members of the Committee in attendance. The Committee discussed developing a proposal to present to our board of directors regarding the Committee’s compensation. The Committee reviewed data compiled by Morris Nichols regarding recent precedents for the compensation of special committees of other companies, along with information that the Committee had obtained in consultation with the Chair of the Compensation Committee. Discussion ensued and the Committee unanimously determined to propose to our board of directors that the members of the Committee receive a cash retainer of $40,000 for their service as members of the Committee and that the Chair of the Committee receive an additional cash retainer of $15,000.

On June 18, 2020, the Committee met by video conference, with all of the members of the Committee and representatives of Morris Nichols in attendance. The Morris Nichols representatives discussed the concepts of independence and disinterestedness under Delaware law.  The Committee and the Morris Nichols representatives discussed the interests and relationships that the members of the Committee may have that might be viewed as relevant to the independence and disinterestedness of the Committee members. The Committee determined that each of the Committee members was independent from Mr. Green and was disinterested and independent with respect to any Potential Action. The Committee and Morris Nichols noted that none of the Committee members currently hold shares of our Class B common stock. It was also noted, as previously disclosed, that in connection with the Company’s initial public offering in 2016, the Company paid Ms. Buyer’s firm, Class V Group, LLC, approximately $175,000 and granted Ms. Buyer 2,500 options to acquire shares of Class B common stock for consulting services related to the Company’s initial public offering. Ms. Buyer is the founder of Class V Group, whose principal business is working with technology companies, similar to the Company, in preparing for their initial public offerings. In 2016, Ms. Buyer exercised these options and acquired 2,500 shares of Class B common stock, which in

2017, were converted into Class A common stock. Ms. Buyer has since not held any shares of Class B common stock. It was also noted that when Ms. Buyer joined our board of directors in March 2019, the board of directors determined that she would not qualify as an “independent” director under NASDAQ rules until May 5, 2019 because of her prior consulting arrangement with the Company. Ms. Buyer reported that the consideration she received in connection with her work relating to the Company’s initial public offering was not material to her overall net worth. The Committee members discussed the implications of Ms. Buyer’s prior consulting work for the Company with respect to her service on the Committee. After considering a number of factors, including the time that had elapsed since such consulting work, the lack of materiality to Ms. Buyer of the payments rendered in connection therewith and the fact that Ms. Buyer did not have any meaningful contact with the Company or Mr. Green in the two years preceding her appointment to our board of directors, Mr. Wells and Mr. Rajaram each determined that Ms. Buyer was independent from Mr. Green and was disinterested and independent with respect to the Potential Action and, in light of the foregoing and Ms. Buyer’s knowledge of the Company and experience with respect to corporate governance issues, that Ms. Buyer should continue as a member of the Committee and as its Chair. It was also noted that Mr. Wells joined our board in 2015 and Mr. Rajaram joined our board in 2018. Each member of the Committee affirmed that he or she was fully willing and able to serve as a member of the Committee and was disinterested and independent with respect to any Potential Action.

On June 23, 2020 and June 26, 2020, the Committee met by video conference, with all of the members of the Committee and representatives of Morris Nichols in attendance. The Committee also invited representatives from three financial advisory firms, including Centerview, to present their qualifications to serve as the Committee’s independent financial advisor. Following these presentations, the Committee selected Centerview to serve as its independent financial advisor, based upon no actual or potential conflicts of interest with respect to a potential engagement and Centerview’s significant experience working with special committees on unique and complex matters. The Committee directed Ms. Buyer, in her capacity as Chair of the Committee, to finalize the engagement of Centerview with commercial terms that were independent of any outcome of the Committee process. Centerview entered into a formal engagement letter with the Committee on July 16, 2020.

On July 2, 2020, the Committee met by video conference, with Ms. Buyer, Mr. Wells and representatives of Morris Nichols and Centerview in attendance. The Committee and its advisors discussed a proposed diligence process, timing considerations and potential stockholder support of any proposal to extend the Company’s dual class structure. Centerview also reviewed the preliminary range of potential governance options that could be implemented as part of a package that would include an extension of the Company’s dual class structure.

On July 6, 2020, our board of directors approved the compensation of the Committee members, such that the members of the Committee would receive a cash retainer of $40,000 for their service as members of the Committee and the Chair of the Committee would receive an additional cash retainer of $15,000.

On July 10, 2020 and July 15, 2020, at the direction of the Committee, representatives of Morris Nichols and Centerview met by telephone with the Company’s Vice President of Investor Relations and the Company’s Senior Financial Reporting Specialist to gather information on various topics, including the history of the Company’s dual class structure, the Company’s stockholder base and the Company Estimate.

On July 23, 2020, the Committee met by video conference, with all of the members of the Committee and representatives of Morris Nichols and Centerview in attendance. The Committee and its advisors reviewed and discussed the diligence process to date, including the Company Estimate. The Committee directed a Morris Nichols representative to contact Wilson Sonsini and advise Wilson Sonsini that the Committee was prepared to consider a proposal from Mr. Green regarding a Potential Action, if he wished to make one.

On July 30, 2020, representatives of Morris Nichols met by telephone with representatives of Wilson Sonsini to discuss the status of a proposal for a Potential Action from Mr. Green and that the Committee was prepared to receive a proposal from Mr. Green if he wished to make one.

On August 3, 2020, the Committee received a written proposal from Mr. Green, a copy of which is attached to this Proxy Statement as Appendix D. As expected, the August 3 proposal stated that Mr. Green would not proceed with a Potential Action without the approval of the Committee and the approval of a majority of the Company’s minority stockholders. Mr. Green agreed that such conditions would not be waivable in accordance with the requirements of

MFW. Mr. Green’s proposal provided for the following: (1) removing the Dilution Trigger; (2) adding a sunset trigger such that a Triggering Event would occur on the seven-year anniversary of the effectiveness of the proposed amendments to the Current Certificate; (3) adding a separation trigger such that a Triggering Event would occur at the determination of our board of directors at such time that Mr. Green was no longer serving as the Company’s Chief Executive Officer or President or as a member of our board of directors, provided, in each case, that Mr. Green had not been removed without cause from such office(s); (4) permitting stockholders to act by written consent after Mr. Green and his affiliates held no more than 50% of the Company’s voting power; (5) permitting stockholders to call a special meeting of stockholders if such stockholders held at least 10% of the Company’s outstanding stockholder voting power at the time of such request and held at least such amount at all times during the one-year period immediately preceding such request and through the date of the applicable special meeting; and (6) implementing additional governance best practices and measures, including, among others, those relating to sustainability and environmental, social and governance considerations.

On August 4, 2020, the Committee met by video conference, with all of the members of the Committee and representatives of Morris Nichols and Centerview in attendance. The Committee and its advisors reviewed and discussed the August 3 proposal and strategy with respect to a response thereto. Centerview and Morris Nichols reviewed a range of governance provisions to consider as part of a counterproposal.

On August 6, 2020, representatives of Morris Nichols and Centerview held a teleconference with a representative of Wilson Sonsini to receive background on Mr. Green’s August 3 proposal.

On August 7, 2020, the Committee met by video conference, with all of the members of the Committee and representatives of Morris Nichols and Centerview in attendance. A representative of Morris Nichols provided the Committee with an overview of its fiduciary duties and discussed the framework applicable under MFW. The Committee’s advisors then reported on their August 6 discussion with a representative of Wilson Sonsini. The Committee and its advisors discussed various potential counterproposals, including a proposal with a dilution trigger based on a different percentage of stock ownership than the Dilution Trigger in the Current Certificate and a proposal that would give the holders of our Class A common stock, voting as a separate class, a right to elect a specified number or percentage of directors.

On August 11, 2020, the Committee met by video conference, with all of the members of the Committee and representatives of Morris Nichols and Centerview in attendance. The Committee and its advisors reviewed and discussed a draft counterproposal and strategy with respect thereto.

On August 14, 2020, the Committee met by video conference, with all of the members of the Committee and representatives of Morris Nichols and Centerview in attendance. The Committee and its advisors discussed a draft counterproposal and strategy with respect thereto. Following discussion, the Committee authorized a counterproposal that: (1) reduced the sunset trigger from seven years to five years; (2) modified the separation trigger to remove both the termination “for cause” limitation (such that a Triggering Event would occur if Mr. Green was neither Chief Executive Officer nor President for any reason) and the requirement that Mr. Green no longer be a director; (3) added a dilution trigger, with the applicable percentage to be negotiated; (4) clarified that for shares to be counted toward the majority ownership requirement to continue to prohibit stockholder action by written consent, the shares must be held by Mr. Green or his controlled affiliates (otherwise such action will be permitted); (5) modified the special meeting provision such that special meetings of stockholders could be called by 20% of the outstanding shares of our common stock (rather than a percentage of the voting power, as originally proposed); (6) added a provision that would give the holders of our Class A common stock the right to elect directors (with the number or percentage of directors to be negotiated); and (7) provided that our independent directors shall elect a lead independent director. The Committee authorized a counterproposal with such terms. Morris Nichols conveyed such proposal to a representative of Wilson Sonsini by email on the evening of August 14, 2020.

On August 20, 2020, a representative of Morris Nichols held a teleconference with a representative of Wilson Sonsini regarding the Committee’s August 14 counterproposal. The representative of Wilson Sonsini stated that Mr. Green would agree to the terms set forth in the August 14 counterproposal if the dilution trigger was eliminated and the number of Class A directors was one (if the total number of directors is nine or fewer) or two (if the total number of directors is ten or greater).

On August 21, 2020, the Committee met by video conference, with all of the members of the Committee and representatives of Morris Nichols and Centerview in attendance. A representative of Morris Nichols reported on the discussions with a representative of Wilson Sonsini held the previous day. Following discussion among the Committee and its advisors, the Committee determined not to pursue a dilution trigger, in part, based on our board of directors’ ability to remove Mr. Green as Chief Executive Officer and President. The Committee determined to focus on a structure under which the holders of our Class A common stock could elect one director (if the total number of directors is eight or fewer) or two directors (if the total number of directors is nine or greater). The Committee authorized a counterproposal with such terms. Morris Nichols conveyed such proposal to a representative of Wilson Sonsini by telephone on the evening of August 21, 2020.

On August 25, 2020, a representative of Morris Nichols held a teleconference with a representative of Wilson Sonsini regarding the Committee’s August 21 counterproposal. The representative of Wilson Sonsini stated that Mr. Green would agree to the terms set forth in the August 21 counterproposal, subject to review of a revised term sheet reflecting the proposed changes. A representative of Morris Nichols sent a revised term sheet later that day reflecting these terms. In response, a representative of Wilson Sonsini requested the addition of the reference to the role of the Chairman of the board in the separation trigger.

On August 27, 2020, a representative of Wilson Sonsini confirmed to a representative of Morris Nichols that Mr. Green accepted the terms of the revised term sheet (with the addition of the reference to the role of the Chairman of the board in the separation trigger). A representative of Morris Nichols then reported to the Committee by email on the developments that had occurred since the last Committee meeting. Later on August 27, 2020, the Committee acted by consent to approve the final proposal, which reflected the terms contained in the term sheet sent on August 21, 2020, and added the role of Chairman of the board to the separation trigger.

On August 31, 2020, the Committee met by video conference, with all of the members of the Committee and representatives of Morris Nichols and Centerview in attendance. The Committee and its advisors discussed the drafting of documents, the scheduling of meetings with our board of directors, the timing of a stockholder meeting and related disclosures, the potential retention of a proxy solicitation firm and a public relations firm and the roles of such advisors. The Committee authorized Morris Nichols to prepare drafts of the applicable documents.

On September 3, 2020, representatives of Morris Nichols delivered drafts of the amended governing documents to representatives of Goodwin. Later on September 3, 2020, our board of directors met by video conference. All of the members of our board of directors, representatives of Goodwin, a representative of Morris Nichols and representatives of Centerview attended. The representatives of Morris Nichols and Centerview provided an update on the Committee’s process.

On September 15, 2020, the Committee met by video conference, with all of the members of the Committee and representatives of Morris Nichols and Centerview in attendance. Also in attendance at the request of the Committee were the Company’s Vice President of Investor Relations and Vice President of Communications. The Committee and its advisors discussed the status of the amended governing documents, the timing of a potential stockholder meeting and related disclosures and the role that the Company’s internal investor relations and communications teams would have in stockholder engagement. The Committee and its advisors also discussed the possibility of retaining an external public relations firm. Later on September 15, 2020, a representative of Morris Nichols delivered drafts of the amended governing documents to a representative of Wilson Sonsini.

On September 18, 2020, the Committee met by video conference, with all of the members of the Committee and representatives of Morris Nichols and Centerview in attendance. Also in attendance at the request of the Committee were representatives of Goodwin. The Goodwin representatives discussed the form of engagement letter to be entered into by Innisfree M&A Incorporated (“Innisfree”), a proxy solicitation firm, and the Company. The representatives of Centerview and Goodwin discussed the qualifications and capabilities of Innisfree. Following discussion, the Committee unanimously approved the engagement of Innisfree.

On September 22, 2020, a representative of Wilson Sonsini delivered comments to the amended governing documents to representatives of Morris Nichols. Later on September 22, 2020, the Committee met by video conference, with all of the members of the Committee and representatives of Morris Nichols and Centerview in attendance. Also in attendance at the request of the Committee were a representative of Goodwin, the Company’s

Vice President of Investor Relations and the Company’s Vice President of Communications. The Committee and its advisors discussed the status of the amended governing documents. The Committee, its advisors and the Company representatives discussed the scheduling of meetings with our board of directors and the timing of a stockholder meeting and related disclosures.

On September 26, 2020, a representative of Morris Nichols delivered further comments on the amended governing documents to a representative of Wilson Sonsini.

On September 29, 2020, the Committee met by video conference, with all of the members of the Committee and representatives of Morris Nichols and Centerview in attendance. Also in attendance at the request of the Committee were a representative of Goodwin, a representative of Innisfree, the Company’s Vice President of Investor Relations and the Company’s Vice President of Communications. The Committee and its advisors discussed the status of the amended governing documents. The Committee, the advisors and the Company representatives discussed the timing of a stockholder meeting and related disclosures and stockholder engagement planning.

On September 30, 2020, representatives of Morris Nichols and Wilson Sonsini finalized the forms of the New Certificate, New Bylaws and New Corporate Governance Guidelines.

On October 13, 2020, the Committee met by video conference, with all of the members of the Committee and representatives of Morris Nichols and Centerview in attendance. Also in attendance at the request of the Committee were representatives of Goodwin, a representative of Innisfree, the Company’s Vice President of Investor Relations, the Company’s Vice President of Communications and representatives of Gladstone Place Partners, the Company’s outside communications advisor. The Committee and the advisors discussed the status of draft proxy materials. The Committee, the advisors and the Company representatives discussed the timing of a stockholder meeting and related communications planning.

On October 16, 2020, the Committee met by video conference, with all of the members of the Committee and representatives of Morris Nichols and Centerview in attendance. The Committee unanimously determined that the New Certificate, New Bylaws and New Corporate Governance Guidelines are advisable and in the best interests of the Company and the Public Stockholders and recommended that the board of directors declare advisable and adopt the New Certificate, New Bylaws and New Corporate Governance Guidelines and submit the New Certificate and New Bylaws to the stockholders for approval.

Later on October 16, 2020, our board of directors met by video conference, with all of the members of the board of directors and representatives of Goodwin, Morris Nichols and Centerview in attendance. Our board of directors adopted resolutions determining that the New Certificate, New Bylaws and New Corporate Governance Guidelines are advisable and in the best interests of the Company and its stockholders (other than Mr. Green and his affiliates, as to whom no determination was made), adopting the New Certificate, New Bylaws and New Corporate Governance Guidelines and recommending that the stockholders approve the New Certificate and New Bylaws. All of our directors voted in favor of such resolutions, other than Mr. Green and Mr. Stempeck, who each abstained in light of their ownership of Class B common stock, and Ms. Falberg, who abstained in light of her options to purchase Class B common stock.

Reasons for the Proposals

The Committee recommended that our board of directors approve the Proposals because it believes that the New Certificate, New Bylaws and New Corporate Governance Guidelines are advisable and in the best interests of the Company and the Public Stockholders.

The discussion below is a summary of certain factors that the Committee considered in deciding to recommend that our board of directors approve the Proposals and is not intended to be exhaustive. In light of the variety of factors considered, the Committee did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation.

Continuing Our Focus on Jeff Green’s Long-Term Objectives as a Founder

The Committee believes that our ability to focus on the long term is critical to our success. Since our formation, long-term growth has been the priority. We continue to expend significant resources to drive growth by updating and evolving the offerings of our platform and expanding internationally. Although such expenditures must be balanced against their possible negative impact on profitability in the near term, the Committee believes that these investments have been instrumental in our success.

Under the Current Certificate, the holders of our Class B common stock, including Mr. Green, have significant influence over the outcome of matters submitted to our stockholders. The Committee believes that this governance structure has mitigated pressure to deliver short-term results, and therefore has enabled Mr. Green and our management team to execute our long-term vision and objectives.

For example, we made significant investments in ConnectedTV over the last six years. These investments have significantly enhanced value for our stockholders as the advertising market has transitioned from traditional print and media ads to ConnectedTV. Our investments in Unified ID have been similarly successful. To date, Unified ID has been adopted by nearly every major supply-side platform and many others in the ad ecosystem. The investments we have made in establishing a presence in Asia, and China particularly, provide a further example of our willingness to invest today with an eye on future returns. These are major markets that management believes will be significant drivers of long-term growth. Our existing governance structure helped give management comfort in driving these significant upfront investments, with the understanding that the returns on those investments would not become apparent for several years. Had we been forced into a short-term focus on increasing profitability, we may have missed out on, or captured less of, these market opportunities.

The Committee believes that Mr. Green’s long-term strategic vision for the Company has been and will continue to be critical to our success. Success in our highly competitive industry requires leadership vision and strong direction. We compete for advertising dollars against massive companies, including Google and Facebook. Mr. Green brings the vision and decisiveness necessary to take on such formidable competitors. The Committee believes that it is in the best interests of the Public Stockholders to continue to permit Mr. Green, as our Chief Executive Officer, to make investments that will have long-term benefits and to execute on the vision and objectives that he and our management team have carefully established. The Committee also believes that, in addition to guiding our long-term strategy, Mr. Green fosters and protects our positive corporate culture, which is essential to attracting and retaining talent.

Overall, the Committee believes that our current governance structure has enabled us to innovate and invest for the long term. The Committee believes that this ability to focus on the long term has generated, and will continue to generate, substantial benefits for our stockholders and has been an important competitive advantage.

The Proposals will allow our dual class capitalization structure to stay in place for, at most, five additional years, which we believe will enable the Company sufficient time to execute on its long-term strategy and further establish a foundation for long-term, continued success.

Aligning Our Governance Structure with Our Focus on the Long Term

Under our current governance structure, our board of directors does not control the occurrence of the Triggering Events (as defined in Proposal One) that will result in the elimination of our dual class capital structure. The timing of the Dilution Trigger, for example, will vary widely depending on various factors. Our board of directors can influence the Dilution Trigger through issuances of Class A common stock, but the occurrence of the Triggering Events is largely outside of our board of directors’ control because conversion of the Class B common stock has the most significant effect on the Dilution Trigger. The Proposals eliminate this uncertainty through the addition of the Sunset Trigger (as defined in Proposal One), which provides a fixed end date for our dual class structure. We believe this certainty will be good for the Company and its stockholders.

In addition, the Proposals allow our board of directors to eliminate our dual class structure before the end of the five-year period. The Committee negotiated for the Separation Trigger (as defined in Proposal One), which provides that if Mr. Green no longer serves in any of the roles of President, Chief Executive Officer or Chairman of the board, our board of directors can make the determination to eliminate our dual class structure. The Committee believes that Mr. Green is the best person to serve as our President, Chief Executive Officer and Chairman of the board over the next five years. The Committee recognizes, however, that if Mr. Green no longer serves in any of these roles, the utility of our dual class structure may be limited. The Proposals reflect our board of directors’ ability to continue to evaluate Mr. Green’s performance and continued leadership over time and to eliminate our dual class structure if our board of directors believes that such action is in the best interests of the Company and its stockholders.

Strengthening Class A Rights

The Committee believes that we can continue to focus on the long term and, at the same time, enhance our current approach to governance. The Committee believes that the Proposals will provide important benefits to the holders of our Class A common stock.

The Committee believes that giving the holders of our Class A common stock the ability to elect either one or two directors to our board of directors (depending on the size of the board of directors) will provide the holders of our Class A common stock with more direct influence on the outcome of director elections while our dual class structure is in place. It is important to note, however, that our board of directors represents the interests of all stockholders and the right to elect a Class A director will not change the fiduciary duties of the existing directors. Current directors and any directors elected by the holders of our Class A common stock will owe the same fiduciary duties to all stockholders. The Proposals simply permit the holders of our Class A common stock to elect a Class A director or directors without regard to the vote cast by the holders of our Class B common stock, including Mr. Green.

The Proposals contemplate that once the holders of our Class A common stock hold a majority of our stockholder voting power, they can act by written consent in lieu of a meeting. Our Current Certificate does not allow stockholder action by consent. Accordingly, during the time period when Mr. Green controls a majority of the voting power, he will be unable to act by written consent.

The Proposals enable our stockholders to cause a special meeting of stockholders to be held. Under our Current Certificate and Current Bylaws, stockholders are not permitted to call special meetings. The Committee recognizes that the ability to call special meetings may be an important tool to permit stockholders to influence corporate strategy. The Committee also recognizes that stockholder-called special meetings can be used to exert pressure on the Company to pursue a short-term strategy that is not in the interests of the Company and all of its stockholders. The Committee believes that the provisions of the New Certificate and the New Bylaws strike an appropriate balance between these considerations—enhancing stockholder rights while ensuring that special meetings are not used as an abusive tactic.

PROPOSAL ONE:

Amendment of CURRENT CERTIFICATE to CHANGE THE EVENTS upon which all of our shares of Class B common stock will automatically convert INto Class A common stock

Our board of directors, upon receiving the unanimous recommendation of the Committee, has determined that it is advisable and in our best interests, and in the best interests of our stockholders (other than Jeff Green and his affiliates, as to whom no determination was made), to amend our Current Certificate to make certain changes to the events upon which all of our shares of Class B common stock will automatically convert into Class A common stock. Our board of directors recommends that the stockholders vote in favor of this proposal, which will require an amendment to the definition of “Final Conversion Date” in Article V of our Current Certificate. The description of the proposed amendment is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the New Certificate attached as Appendix A-1.

Summary

Current Certificate

The Current Certificate provides for the automatic conversion of all of the outstanding shares of our Class B common stock into an equal number of shares of our Class A common stock based on the occurrence of either of the following events (the “Triggering Events”):  (a) the date on which the number of outstanding shares of our Class B common stock falls below 10% of the total number of shares of our common stock outstanding (the “Dilution Trigger”); or (b) a date specified by the holders of at least 66⅔% of the outstanding shares of our Class B common stock provided in the notice to the Company of the desire to effect such conversion (the “Class B Notice Trigger”).

With respect to the Dilution Trigger, the Current Certificate provides that each outstanding share of our Class B common stock will convert automatically into one share of our Class A common stock at 5:00 p.m. (New York time) on the first trading day falling on or after the date on which the number of outstanding shares of our Class B common stock represent less than 10% of the aggregate number of the then outstanding shares of our Class A common stock and Class B common stock.

New Certificate

Like the Current Certificate, the New Certificate provides for the automatic conversion of all outstanding shares of our Class B common stock into an equal number of shares of our Class A common stock upon the occurrence of certain specified events, including the Class B Notice Trigger. Under the New Certificate, however, the Dilution Trigger has been removed and two additional Triggering Events have been added. The occurrence of either of these new Triggering Events will cause the conversion of all of the outstanding shares of our Class B common stock. The first new Triggering Event is the occurrence of the five-year anniversary of the effectiveness of the filing of the New Certificate with the Secretary of State of Delaware (the “Sunset Trigger”). The second is the date and time as determined by our board of directors following the first date on which Mr. Green is serving in none of the following roles:  our Chief Executive Officer, our President or Chairman of our board of directors (the “Separation Trigger”).

More specifically, the New Certificate provides that each outstanding share of our Class B common stock will convert automatically into one share of our Class A common stock at 5:00 p.m. (New York time) on the first trading day falling on or after the earliest of:  (a) the Sunset Trigger; (b) the Separation Trigger; or (c) the Class B Notice Trigger.

If the New Certificate is adopted by the required vote of our stockholders, we intend to file the New Certificate with the Secretary of State of Delaware. The New Certificate will be effective immediately upon acceptance of filing by the Secretary of State of Delaware. Our board of directors reserves the right to abandon or delay the filing of the New Certificate even if it is approved by our stockholders.

Text of the Amendment

We propose to amend and restate the definition of “Final Conversion Date” in Article V of our Current Certificate to read as follows:

“Final Conversion Date” means 5:00 p.m. in New York City, New York on the first Trading Day falling on or after the earliest of:  (i) the fifth year anniversary of the date on which this Restated Certificate is filed with the Office of the Secretary of State of the State of Delaware and becomes effective; (ii) such date and time as determined by the Board of Directors following the first date on which Jeff Green is none of the following: (a) chief executive officer of the Corporation, (b) president of the Corporation or (c) chairman of the Board of Directors; and (iii) a date specified by the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of Class B Common Stock in the notice required by Section C.3(a) of Article IV.

Vote Required

Proposal One requires the affirmative “FOR” vote of the holders of at least 66 2/3% of the voting power of the Class A common stock and Class B common stock outstanding as of the record date and entitled to vote thereon, voting together as a single class, and the approval of the holders of a majority of the outstanding shares of our Class B common stock outstanding and entitled to vote as of the record date. In addition, we will require the Majority of the Minority Approval in order to approve Proposal One. Abstentions and broker non-votes, if any, will have the same effect as votes against this proposal. Approval of Proposal One is conditioned upon the approval by our stockholders of the other Proposals. If the other Proposals are not approved, then Proposal One will not be implemented by the Company regardless of whether it receives enough affirmative votes to pass independently.

Recommendation of our Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT OF THE CURRENT CERTIFICATE TO CHANGE THE EVENTS upon which all of our shares of Class B common stock will automatically convert INto Class A common stock.

PROPOSAL TWO:

Amendment of CURRENT CERTIFICATE to PERMIT Stockholders to Act by Written Consent BEGINNING ON the first date on which THE OUTSTANDING SHARES OF CLASS B COMMON STOCK REPRESENT LESS THAN 50% OF THE COMPANY’S OUTSTANDING VOTING POWER

Our board of directors, upon receiving the unanimous recommendation of the Committee, has approved, and recommends that our stockholders approve, an amendment to Article VII, Section E of our Current Certificate to allow stockholders to act by written consent beginning on the first date on which the outstanding shares of Class B common stock represent less than 50% of the Company’s outstanding stockholder voting power. The description of the proposed amendment is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the New Certificate attached as Appendix A-1.

Summary

The Current Certificate requires that any action required or permitted to be taken by stockholders must be effected at a duly called annual or special meeting of stockholders and prohibits stockholders from acting by written consent in lieu of a meeting. If this proposal is approved, stockholders will be permitted to act by written consent beginning on the first date on which the outstanding shares of Class B common stock represent less than 50% of the Company’s outstanding stockholder voting power. As of the record date, the outstanding shares of Class B common stock represented 54.5% of the Company’s total outstanding voting power. The Company will notify stockholders when the outstanding shares of Class B common stock represent less than 50% of the Company’s outstanding voting power by filing a Form 8-K. Our board of directors believes that it is in the best interests of the Company and its stockholders to adopt the New Certificate, including the amendment to allow stockholders to act by written consent under the foregoing circumstances.

If the New Certificate is adopted by the required vote of our stockholders, we intend to file the New Certificate with the Secretary of State of Delaware. The New Certificate will be effective immediately upon acceptance of filing by the Secretary of State. Our board of directors reserves the right to abandon or delay the filing of the New Certificate even if it is approved by our stockholders.

Text of the Amendment

We propose to amend and restate Section E of Article VII of our Current Certificate to read as follows:

Stockholder Action by Written Consent. Subject to the special rights of the holders of any series of Preferred Stock, prior to the first date on which the outstanding shares of Class B Common Stock represent less than 50% of the total voting power represented by the voting securities of the Corporation, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders in lieu of a meeting.

Related Change to the Bylaws

In addition, our board of directors has conditionally approved, and submitted to our stockholders for approval, a conforming amendment to our Current Bylaws, as set forth in Proposal Five.

Vote Required

Proposal Two requires the affirmative “FOR” vote of the holders of at least 66 2/3% of the voting power of the Class A common stock and Class B common stock outstanding as of the record date and entitled to vote thereon, voting together as a single class. In addition, we will require the Majority of the Minority Approval in order to approve Proposal Two. Abstentions and broker non-votes, if any, will have the same effect as votes against this proposal. Approval of Proposal Two is conditioned upon the approval by our stockholders of the other Proposals. If the other Proposals are not approved, then Proposal Two will not be implemented by the Company regardless of whether it receives enough affirmative votes to pass independently.

Recommendation of our Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT OF THE CURRENT CERTIFICATE TO PERMIT Stockholders to Act by Written Consent BEGINNING ON the first date on which the outstanding shares of Class B common stock represent less than 50% OF THE COMPANY’S OUTSTANDING VOTING POWER.

PROPOSAL THREE:

Amendment of the current certificate to permit Stockholders OWNING at least 20% of our outstanding SHARES OF common stock Continuously for one year TO request special stockholder meetings

Our board of directors, upon receiving the unanimous recommendation of the Committee, has approved, and recommends that our stockholders approve, an amendment to Article VII, Section D of our Current Certificate to permit special stockholder meetings to be called upon a request made by stockholders of record who own, in the aggregate, at least 20% of our outstanding shares of common stock (comprised of shares of either Class A common stock or Class B common stock, or a combination thereof) on the record date determined pursuant to our bylaws (such date, the “Ownership Record Date”) and who have each owned at least such number of shares continuously from the date that is one year prior to Ownership Record Date through the date of the conclusion of the requested special meeting. The description of the proposed amendment is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the New Certificate attached as Appendix A-1.

Summary

Under the Current Certificate, stockholders do not presently have the right to request a special meeting of stockholders. If this proposal is approved, stockholders will be permitted to request that we call special stockholder meetings as long as they meet a required 20% ownership threshold and one-year holding period, along with certain other requirements specified in the New Bylaws. Our board of directors believes that it is in the best interests of the Company and its stockholders to adopt the New Certificate, including the amendment to permit stockholders to request the call of special meetings under certain circumstances.

If the New Certificate is adopted by the required vote of our stockholders, we intend to file the New Certificate with the Secretary of State of Delaware. The New Certificate will be effective immediately upon acceptance of filing by the Secretary of State of Delaware. Our board of directors reserves the right to abandon or delay the filing of the New Certificate even if it is approved by our stockholders.

Text of the Amendment

We propose to amend and restate Section D of Article VII of our Current Certificate to read as follows:

Special Meetings. Special meetings of the stockholders of the Corporation may be called only by (i) the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board; (ii) the chairman of the Board of Directors (or in the event of co-chairmen, either co-chairman); (iii) the chief executive officer of the Corporation; or (iv) the president of the Corporation (in the event there is no chief executive officer of the Corporation). In addition, special meetings of the stockholders of the Corporation shall be called by the Secretary of the Corporation upon a request made in accordance with the Bylaws of the Corporation by one or more stockholders of record who own, or who are acting on behalf of beneficial owners who own, in the aggregate, at least 20% of the outstanding shares of Common Stock (as calculated in accordance with the Bylaws of the Corporation) on the record date determined pursuant to the Bylaws of the Corporation and who each have owned at least such number of shares included in such aggregate amount continuously from the date that is one year prior to such record date through the date of the conclusion of the special meeting so requested. Other than as provided in this Section D of this Article VII, special meetings of the stockholders of the Corporation may not be called by any other person or persons.

Related Change to the Bylaws

In addition, our board of directors has conditionally approved, and submitted to our stockholders for approval, a related amendment to our Current Bylaws, as set forth in Proposal Five.

Vote Required

Proposal Three requires the affirmative “FOR” vote of the holders of at least 66 2/3% of the voting power of the Class A common stock and Class B common stock outstanding as of the record date and entitled to vote thereon, voting together as a single class. In addition, we will require the Majority of the Minority Approval in order to approve Proposal Three. Abstentions and broker non-votes, if any, will have the same effect as votes against this proposal. Approval of Proposal Three is conditioned upon the approval by our stockholders of the other Proposals. If the other Proposals are not approved, then Proposal Three will not be implemented by the Company regardless of whether it receives enough affirmative votes to pass independently.

Recommendation of our Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT OF THE CURRENT CERTIFICATE to permit Stockholders OWNING at least 20% of the Company’s outstanding SHARES OF common stock continuously for one year TO request special stockholder meetings.

PROPOSAL FOUR:

Amendment of the current certificate to provide that the holders of OUR Class A common stock, voting as a single class, will be entitled to elect one director if the total number of directors is eight or fewer or two directors if the total number of directors is nine or greater

Our board of directors, upon receiving the unanimous recommendation of the Committee, has approved, and recommends that our stockholders approve, an amendment to Article VI of our Current Certificate to provide that, until the final conversion of the Class B common stock, the holders of our Class A common stock, voting as a single class, will have the right to elect to our board of directors one director if the total number of directors is eight or fewer or two directors if the total number of directors is nine or greater, with the board of directors determining the initial class into which each such director shall be elected. The description of the proposed amendment is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the New Certificate attached as Appendix A-1.

Summary

Currently, our directors are elected by the holders of our common stock voting as a single class, with the holders of Class A common stock entitled to one vote per share and the holders of Class B common stock entitled to ten votes per share. If this proposal is approved, our Current Certificate will be amended to provide that the holders of our Class A common stock, voting as a separate class, will be entitled to elect either one or two directors (depending on the size of the board). The remaining directors will continue to be elected by the holders of our common stock voting as a single class. Unless our board of directors otherwise directs, a vacancy occurring for any reason in a Class A directorship may be filled only by our board of directors.

Under our Current Certificate, our board of directors is divided into three classes, each consisting of nearly one-third of the total number of directors as possible, and each elected to serve a three-year term. Under the New Certificate, our board of directors will determine the initial class into which each director serving as a Class A director will be assigned and the Company must publicly announce the class of the initial Class A director prior to the mailing of the proxy statement for the 2021 annual meeting. After such public announcement, and for so long as shares of our Class B common stock remain outstanding, the holders of our Class A common stock, voting as a separate class, will be entitled to elect one director if the total number of directors is eight or fewer or two directors if the total number of directors is nine or greater. The nominating and corporate governance committee is responsible for making recommendations to our board of directors regarding candidates for directorships, including, if this proposal is approved, Class A directors.  In accordance with the requirement under the California Business Corporation Act that a board consisting of six or more directors have at least three female directors by the end of the 2021 calendar year, it is the current intention of our board of directors to designate a new female director as a Class A director. However, if our board of directors is unable to locate a suitable female candidate prior to the 2021 annual meeting of stockholders, our board of directors currently intends to designate a Class A director from among the existing directors. Our board of directors believes that it is in the best interests of the Company and its stockholders to adopt the New Certificate, including the Class A director election rights.

If the New Certificate is adopted by the required vote of our stockholders, we intend to file the New Certificate with the Secretary of State of Delaware. The New Certificate will be effective immediately upon acceptance of filing by the Secretary of State. Our board of directors reserves the right to abandon or delay the filing of the New Certificate even if it is approved by our stockholders.

Text of the Amendment

We propose to add a new Section E to Article VI of our Current Certificate to read as follows:

Class A Directors. Notwithstanding anything to the contrary set forth herein, during the period beginning on the date that the Corporation publicly announces the class of the first director to serve in a Class A Director Seat (as defined below) and ending on the Final Conversion Date (or, if earlier, on the date that no shares of Class B Common Stock remain issued and outstanding), the holders of Class A Common Stock, voting as a separate class, shall have the right to elect two directors to the Classified Board; provided that if the Whole Board consists of eight or fewer directors, then the holders of Class A Common Stock, voting as a separate class, shall have the right to elect one director to the Classified Board. Any seat filled by any director contemplated by the previous sentence is referred to as a “Class A Director Seat.” A director serving in a Class A Director Seat shall be assigned to such class as the Board shall determine from time to time and the class of the first director to serve in a Class A Director Seat shall be publicly announced by the Corporation prior to the mailing of the proxy statement for the 2021 annual meeting. Any vacancy or newly created directorship occurring for any reason in a Class A Director Seat shall be filled only by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, and not by the stockholders unless the Board of Directors otherwise directs. All Class A Director Seats shall be eliminated on the Final Conversion Date (or, if earlier, on the date that no shares of Class B Common Stock remain issued and outstanding), and any director then serving in a Class A Director Seat shall hold office until the annual meeting of stockholders at which the term of office of such director’s class expires and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal pursuant to Section C of this Article VI.

We also propose to amend and restate the definition of “Effective Time” set forth in our Current Certificate to preserve the meaning of the term (as defined in the Current Certificate). In both the Current Certificate and the New Certificate, the “Effective Time” refers to the time that the Current Certificate was filed with the Secretary of State of the State of Delaware and became effective. We also propose to  amend the first sentence of Section D of Article VI of our Current Certificate to permit our board of directors to allow stockholders to fill vacancies on our board of directors.

Vote Required

Proposal Four requires the affirmative “FOR” vote of the holders of at least 66 2/3% of the voting power of the Class A common stock and Class B common stock outstanding as of the record date and entitled to vote thereon, voting together as a single class. In addition, we will also require the Majority of the Minority Approval in order to approve Proposal Four. Abstentions and broker non-votes, if any, will have the same effect as votes against this proposal. Approval of Proposal Four is conditioned upon the approval by our stockholders of the other Proposals. If the other Proposals are not approved, then Proposal Four will not be implemented regardless of whether it receives enough affirmative votes to pass independently.

Recommendation of our Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT OF THE CURRENT CERTIFICATE to provide that the holders of our Class A common stock, voting as a single class, will be entitled to elect one director if the total number of directors is eight or fewer or two directors if the total number of directors is nine or greater.

PROPOSAL FIVE:

adoption of the amended and restated bylaws of the company

Our board of directors, upon receiving the unanimous recommendation of the Committee, has approved, subject to approval by our stockholders, and recommends that our stockholders approve, the New Bylaws. These amendments are intended to conform our bylaws to the New Certificate that is also being submitted for stockholder approval and to make certain other changes. The description of the proposed amendments is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the New Bylaws attached as Appendix B-1.

Summary

If this proposal is approved, the Current Bylaws will be amended to (1) include a provision that tracks the New Certificate to permit stockholders to act by written consent beginning on the first date on which the outstanding shares of Class B common stock represent less than 50% of the Company’s outstanding voting power, (2) include certain requirements (the “Special Meeting Provisions”) related to the provisions of the New Certificate that permit stockholders owning at least 20% of our outstanding shares of common stock continuously for one year to request special stockholder meetings, and (3) provide that, if the chairman of our board of directors is not independent, the independent directors shall elect an independent lead director, who shall, in addition to the responsibilities set forth in our corporate governance guidelines, have the power to call special meetings of our board of directors and shall preside at all meetings of our board of directors at which the chairman is not present, including executive sessions, in addition to certain other cleanup and technical changes.

The Special Meeting Provisions contain definitions for calculating the 20% ownership threshold and specify certain procedures relating to stockholder requested special meetings. A person desiring to request a special meeting of stockholders may first request that our board of directors set a record date for determining the persons entitled to request a special meeting. If a request for a record date is not made or our board of directors does not set a record date in accordance with our bylaws, the record date shall be the date on which the request for a special meeting is received by our secretary. If a valid special meeting request is received by our secretary, our secretary shall call a special meeting of stockholders and such meeting shall be held not more than 90 days after the request is made. To be considered valid, a request for a special meeting must be made by one or more persons who, in the aggregate, “own” at least 20% of our outstanding shares of common stock and who each have owned at least such number of shares included in such aggregate amount continuously from the date that is one year prior to the record date through the date of the special meeting. Generally, a person is deemed to “own” shares over which it has full voting and investment authority and full economic rights. The request must be received by our secretary during the period commencing on the date that is 30 days after the date of the conclusion of the most recent annual meeting and ending on the date that is 120 days prior to the one-year anniversary of the date of the conclusion of the most recent annual meeting. In addition, the request must set forth information necessary to verify the satisfaction of the ownership requirement and certain information about the persons requesting the special meeting and the business proposed to be brought before (and any nominations proposed to be made at) the special meeting. The foregoing description of the Special Meeting Provisions is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the New Bylaws attached as Appendix B-1.

If the New Bylaws are adopted by the required vote of our stockholders, they will become effective immediately upon the filing of the New Certificate.

Vote Required

Proposal Five requires the affirmative “FOR” vote of the holders of at least 66 2/3% of the voting power of the Class A common stock and Class B common stock outstanding as of the record date and entitled to vote thereon, voting together as a single class. In addition, we will also require the Majority of the Minority Approval in order to approve Proposal Five. Abstentions and broker non-votes, if any, will have the same effect as votes against this proposal. Approval of Proposal Five is conditioned upon the approval by our stockholders of the other Proposals. If the other Proposals are not approved, then Proposal Five will fail regardless of whether it receives enough affirmative votes to pass independently.

Recommendation of our Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE AMENDED AND RESTATED BYLAWS OF THE COMPANY.

PROPOSAL SIX:

APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE ANY OF THE PROPOSALS TO BE CONSIDERED AT THE MEETING

The Trade Desk is asking its stockholders to approve a proposal for one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if we have not obtained sufficient affirmative stockholder votes to approve any of the proposals to be considered at the meeting. If our stockholders approve this proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, and use the additional time to solicit additional proxies. If, at the Special Meeting, the number of shares present in person or by proxy and voting in favor of Proposal One, Proposal Two, Proposal Three, Proposal Four or Proposal Five is not sufficient to approve all or any of them, then we may move to adjourn the Special Meeting in order to enable our directors, officers and employees to solicit additional proxies for the adoption of the proposals. In that event, we will ask our stockholders to vote only upon Proposal Six, and not the other proposals.

Proposal Six relates only to an adjournment of the Special Meeting for purposes of soliciting additional proxies to obtain the requisite stockholder approval to approve the proposals to be considered at the meeting. The Trade Desk retains full authority to the extent set forth in the Current Certificate and Current Bylaws to adjourn the Special Meeting for any other purpose, or to postpone the Special Meeting before it is convened, without the consent of any stockholder.

Vote Required

Proposal Six requires the affirmative “FOR” vote of a majority of the votes cast at the Special Meeting if a quorum is present. Any abstentions or broker non-votes will not be counted as “votes cast” and will therefore have no effect on the proposal if a quorum is present.

Recommendation of our Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE ANY OF THE PROPOSALS TO BE CONSIDERED AT THE MEETING.

OWNERSHIP OF THE TRADE DESK, INC. COMMON STOCK

The following table sets forth information with respect to the beneficial ownership of our common stock as of September 30, 2020 for:

•	each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our outstanding shares of Class A common stock or Class B common stock;
•	each of our Named Executive Officers;
•	each of our directors; and
•	all of our current directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, which generally means that a person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power over that security, including options and restricted stock units that are currently exercisable or exercisable within 60 days of September 30, 2020. Unless otherwise indicated, to our knowledge, the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially own, subject to community property laws where applicable. The information in the table below does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Securities Act.

We have based our calculation of the percentage of beneficial ownership on 41,929,855 shares of Class A common stock and 5,015,339 shares of Class B common stock outstanding as of September 30, 2020. We have deemed shares of our common stock subject to stock options and restricted stock units that are currently exercisable or exercisable within 60 days of September 30, 2020 to be outstanding and to be beneficially owned by the person holding the stock option or units for the purpose of computing the percentage ownership of that person. We did not, however, deem such shares outstanding for the purpose of computing the percentage ownership of any other person or entity.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o The Trade Desk, Inc., 42 N. Chestnut Street, Ventura, California 93001.

	Shares Beneficially Owned				% of Total
	Class A		Class B		Voting
Name of Beneficial Owner	Shares	%	Shares	%	Power(1)
5% Stockholders:
The Vanguard Group, Inc.(2)	3,655,370	8.7	—	—	4.0
Baillie Gifford & Co.(3)	2,787,125	6.6	—	—	3.0
Morgan Stanley(4)	2,679,581	6.4	—	—	2.9
Susquehanna Securities LLC.(5)	2,632,888	6.3	—	—	2.9
Executives and Directors:
Jeff T. Green(6)	138,289	*	4,917,354	98.0	53.5
Blake J. Grayson(7)	25,973	*	—	*	*
Brian J. Stempeck(8)	52,561	*	858	*	*
David R. Pickles(9)	83,956	*	248,992	4.8	2.7
Susan M. Vobejda(10)	37,514	*	—	*	*
Vivian W. Yang(11)	2,832	*	—	*	*
Paul E. Ross(12)	100	*	—	*	*
Lise J. Buyer(13)	13,956	*	—	*	*
Kathryn E. Falberg(14)	42,641	*	30,303	*	*
Thomas Falk(15)	1,560	*	—	*	*
Eric B. Paley(16)	36,416	*	—	*	*
Gokul Rajaram(17)	6,898	*	—	*	*
David B. Wells(18)	10,617	*	—	*	*
All executive officers and directors as a group (13 persons)(19)	453,313	1.1	5,197,507	99.6	55.6

*	Less than 1%.

(1)

Percentage of total voting power represents voting power with respect to all shares of Class A common stock and Class B common stock, as a single class. Holders of Class B common stock are entitled to ten votes per share, and holders of Class A common stock are entitled to one vote per share.

(2)

Based solely on information reported by The Vanguard Group, Inc. on Schedule 13G/A filed with the SEC on February 12, 2020, consists of 3,655,370 shares of Class A common stock beneficially owned, with sole voting power over 22,427 shares, shared voting power over 7,458 shares, sole dispositive power over 3,630,278 shares and shared dispositive power over 25,092 shares. The address for The Vanguard Group, Inc. is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(3)

Based solely on information reported by Ballie Gifford & Co. on Schedule 13G filed with the SEC on January 22, 2020, consists of 2,787,125 shares of Class A common stock beneficially owned, with sole voting power over 2,668,879 shares and sole dispositive power over 2,787,125 shares. The address for Ballie Gifford & Co. is Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, Scotland, United Kingdom.

(4)

Based solely on information reported by Morgan Stanley on Schedule 13G filed with the SEC on February 12, 2020, consists of 2,679,581 shares of Class A common stock beneficially owned, with shared voting power over 2,574,045 shares and shared dispositive power over 2,679,581 shares. The address for Morgan Stanley is 1585 Broadway, New York, New York 10036.

(5)

Based solely on information reported by Susquehanna Securities LLC on Schedule 13G filed with the SEC on February 10, 2020, consists of 2,632,888 shares of Class A common stock beneficially owned, with sole voting power over 110,000 shares, shared voting power over 2,632,888, sole dispositive power over 110,000 shares, and shared dispositive power over 2,632,888 shares. The address for Susquehanna Securities LLC is 401 E. City Avenue, Suite 220, Bala Cynwyd, Pennsylvania 19004.

(6)

Consists of (a) 88,447 shares of Class A common stock and 3,650,687 shares of Class B common stock held by Jeff T. Green, (b) 1,266,667 shares of Class B common stock held by Jeff T. Green, trustee of the Green Irrevocable Trust of 2015, and (c) 49,842 shares of Class A common stock issuable upon the exercise of options currently exercisable or exercisable within 60 days of September 30, 2020.

(7)

Consists of (a) 22,999 shares of Class A common stock held by Blake J. Grayson and (b) 2,974 shares of Class A common stock issuable upon the exercise of options currently exercisable or exercisable within 60 days of September 30, 2020.

(8)

Consists of (a) 39,841 shares of Class A common stock and 858 shares of Class B common stock held by Brian J. Stempeck, and (b) 12,720 shares of Class A common stock issuable upon the exercise of options currently exercisable or exercisable within 60 days of September 30, 2020.  Mr. Stempeck ceased serving as our Chief Strategy Officer as of August 31, 2020, but continues to serve as an advisor and member of our board of directors.

(9)

Consists of (a) 54,214 shares of Class A common stock and 75,333 shares of Class B common stock held by David R. Pickles, (b) 29,742 shares of Class A common stock issuable upon the exercise of options currently exercisable or exercisable within 60 days of September 30, 2020, and (c) 173,659 shares of Class B common stock issuable upon the exercise of options currently exercisable or exercisable within 60 days of September 30, 2020.

(10)

Consists of (a) 27,808 shares of Class A common stock held by Susan M. Vobejda and (b) 9,706 shares of Class A common stock issuable upon the exercise of options and restricted stock units currently exercisable or exercisable within 60 days of September 30, 2020.

(11)	Consists of 2,832 shares of Class A common stock held by Vivian W. Yang. Ms. Yang ceased serving as our Chief Legal Officer as of July 3, 2020.
(12)	Consists of 100 shares of Class A common stock held by Paul E. Ross. Mr. Ross ceased serving as our Chief Financial Officer as of December 16, 2019 and ended his employment with us on April 3, 2020.
(13)

Consists of (a) 11,676 shares of Class A common stock held by Lise J. Buyer and (b) 2,280 shares of Class A common stock issuable upon the exercise of options currently exercisable or exercisable within 60 days of September 30, 2020.

(14)

Consists of (a) 2,641 shares of Class A common stock held by Kathryn E. Falberg, (b) 20,000 shares of Class A common stock held by a trust for which Ms. Falberg is a trustee, (c) 20,000 shares of Class A common stock held by a family trust for which Ms. Falberg is a co-trustee, and (d) 30,303 shares of Class B common stock issuable upon the exercise of options currently exercisable or exercisable within 60 days of September 30, 2020.

(15)

Consists of (a) 1,280 shares of Class A common stock held by Thomas Falk and (b) 280 shares of Class A common stock issuable upon the exercise of restricted stock units currently exercisable or exercisable within 60 days of September 30, 2020.

(16)

Consists of (a) 22,500 shares of Class A common stock held by Eric Paley, (b) 9,524 shares of Class A common stock held by Eric Paley, trustee of the Eric Paley 2018 Annuity Trust, and (c) 4,392 shares of Class A common stock held by Eric Paley 2015 Remainder Trust – GST Exempt Share.

(17)	Consists of 6,898 shares of Class A common stock held by Gokul Rajaram.

(18)	Consists of 10,617 shares of Class A common stock held by David B. Wells.
(19)

Consists of (a) 345,769 shares of Class A common stock, (b) 4,993,545 shares of Class B common stock, (c) 107,544 shares of Class A common stock issuable pursuant to options currently exercisable or exercisable within 60 days of September 30, 2020, and (d) 203,962 shares of Class B common stock issuable pursuant to options currently exercisable or exercisable within 60 days of September 30, 2020.

ADDITIONAL INFORMATION

Other Matters

We know of no other matters to be submitted at the Special Meeting of stockholders. If any other matters properly come before the Special Meeting of stockholders, it is the intention of the proxy holders to vote the shares they represent as the board of directors may recommend.

THE BOARD OF DIRECTORS

/s/ JEFF T. GREEN
JEFF T. GREEN Chief Executive Officer

Dated: October 27, 2020

APPENDIX A-1

Amended and Restated Certificate of Incorporation

OF

THE TRADE DESK, INC.

The Trade Desk, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

A.	The name of the corporation is The Trade Desk, Inc. The corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on November 12, 2009.
B.

This Amended and Restated Certificate of Incorporation, which restates, integrates and also further amends the provisions of the Certificate of Incorporation, as amended and restated from time to time prior to the date hereof, was duly authorized and adopted by the Corporation’s Board of Directors and stockholders in accordance with the provisions of Sections 242 and 245 of the Delaware General Corporation Law.

C.	The Corporation’s Certificate of Incorporation, as amended and restated from time to time prior to the date hereof, is hereby amended, integrated and restated in its entirety to read as follows:

ARTICLE I

The name of this corporation is The Trade Desk, Inc. (the “Corporation”).

ARTICLE II

The address of the registered office of the Corporation in the State of Delaware is 251 Little Falls Drive, in the City of Wilmington, County of New Castle, 19808 and the name of its registered agent at such address is Corporation Service Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware (the “General Corporation Law”).

ARTICLE IV

A.Classes of Stock.  The Corporation is authorized to issue shares of capital stock designated, respectively, “Class A Common Stock,” “Class B Common Stock” and “Preferred Stock.” The total number of shares of capital stock that the Corporation is authorized to issue is 1,195,000,000 shares, consisting of: 1,000,000,000 shares of Class A Common Stock, par value $0.000001 per share (the “Class A Common Stock”), 95,000,000 shares of Class B Common Stock, par value $0.000001 per share (the “Class B Common Stock”, and together with the Class A Common Stock, the “Common Stock”) and 100,000,000 shares of Preferred Stock, par value $0.000001 per share (the “Preferred Stock”).

B.Preferred Stock.  The Board of Directors of the Corporation (the “Board of Directors”) is authorized, subject to any limitations prescribed by law, to provide out of the unissued shares of Preferred Stock for the issuance of shares of Preferred Stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the voting powers, full or limited, or no voting powers and the designation, preferences and relative, participating, optional or other special rights of the shares of each such series and any qualifications, limitations or restrictions thereof.  The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the

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qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.  The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the General Corporation Law, unless a vote of any holders of Preferred Stock is required pursuant to the terms of this Amended and Restated Certificate of Incorporation (the “Restated Certificate”) (including any Preferred Stock Designation).

C.Common Stock.  The relative powers, preferences and rights, and the qualifications, limitations and restrictions thereof, granted to or imposed on the shares of the Class A Common Stock and Class B Common Stock are as follows:

1.Voting Rights.

(a)General Right to Vote Together; Exception.  Except as otherwise expressly provided herein or required by applicable law, the holders of Class A Common Stock and Class B Common Stock shall vote together as one class on all matters submitted to a vote of the stockholders; provided, however, the number of authorized shares of Class A Common Stock or Class B Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law, and no vote of the holders of the Class A Common Stock or Class B Common Stock voting separately as a class shall be required therefor. Notwithstanding anything to the contrary set forth herein, the holders of Class A Common Stock and Class B Common Stock shall not be entitled to vote on any amendment to this Restated Certificate (including any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Restated Certificate (including any Preferred Stock Designation) or pursuant to the General Corporation Law.

(b)Votes Per Share.  Except as otherwise expressly provided herein or required by applicable law, on any matter that is submitted to a vote of the stockholders, each holder of Class A Common Stock shall be entitled to one (1) vote for each such share, and each holder of Class B Common Stock shall be entitled to ten (10) votes for each such share.

2.Identical Rights.  Except as otherwise expressly provided herein or required by applicable law, shares of Class A Common Stock and Class B Common Stock shall have the same rights and privileges and rank equally, share ratably and be identical in all respects as to all matters, including, without limitation:

(a)Dividends and Distributions.  Shares of Class A Common Stock and Class B Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to the declaration and payment or distribution of any Distribution paid or distributed by the Corporation, unless different treatment of the shares of each such class is approved in advance by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class; provided, however, that, subject to Section C.3(f) of this Article IV, in the event a Distribution is paid in the form of Class A Common Stock or Class B Common Stock (or Rights to acquire such stock), then holders of Class A Common Stock shall receive Class A Common Stock (or Rights to acquire such stock, as the case may be), and holders of Class B Common Stock shall receive Class B Common Stock (or Rights to acquire such stock, as the case may be), with holders of Class A Common Stock and Class B Common Stock receiving an identical number of shares of Class A Common Stock or Class B Common Stock (or Rights to acquire such stock, as the case may be) and, in such case, no approval of the holders of Class A Common Stock and Class B Common Stock voting separately as a class pursuant to this Section 2.1 shall be required.

(b)Subdivision, Combination or Reclassification.  If the Corporation in any manner subdivides, combines or reclassifies the outstanding shares of Class A Common Stock or Class B Common Stock, the outstanding shares of the other such class shall be proportionately subdivided, combined or reclassified concurrently therewith in a manner that maintains the same proportionate equity ownership between the holders of

A-1-2

the outstanding Class A Common Stock and Class B Common Stock on the effective date for such subdivision, combination or reclassification, unless different treatment of the shares of each such class is approved in advance by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class.

(c)Equal Treatment in a Change of Control Transaction or Merger or Consolidation.  In connection with any Change of Control Transaction, shares of Class A Common Stock and Class B Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to any consideration into which such shares are converted or any consideration paid or otherwise distributed to stockholders of the Corporation, unless different treatment of the shares of each such class is approved in advance by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class.  Any merger or consolidation of the Corporation with or into any other entity, or any other transaction having an effect on stockholders substantially similar to that resulting from a consolidation or merger, in each case which is not a Change of Control Transaction, shall require approval by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class, unless (i) the shares of Class A Common Stock and Class B Common Stock remain outstanding and no other consideration is received in respect thereof or (ii) such shares are converted on a pro rata basis into shares of the surviving or parent entity in such transaction having substantially identical rights to the shares of Class A Common Stock and Class B Common Stock, respectively.

3.Conversion of Class B Common Stock.

(a)Voluntary Conversion.  Each one (1) share of Class B Common Stock shall be convertible into one (1) share of Class A Common Stock at the option of the holder thereof at any time.  Each holder of Class B Common Stock who elects to convert the same into shares of Class A Common Stock shall surrender the certificate or certificates therefor (if any), duly endorsed, at the office of the Corporation or any transfer agent for the Class A Common Stock or Class B Common Stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the number of shares of Class B Common Stock being converted and the name or names in which the certificate or certificates representing the shares of Class A Common Stock issued upon such conversion are to be issued or the name or names in which such shares are to be registered in book-entry form.  Thereupon the Corporation shall (1) if such shares are certificated, promptly issue and deliver at such office to such holder, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Class A Common Stock to which such holder is entitled upon such conversion or (2) if such shares are uncertificated, register such shares in book-entry form.  Such conversion shall be deemed to have been made immediately prior to the close of business on the date of, if such shares are certificated, such surrender of the certificate or certificates representing the shares of Class B Common Stock to be converted or, if such shares are uncertificated, then upon the written notice of such holder’s election to convert by this Section 3(a).  The person or persons entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Class A Common Stock on such date.

(b)Automatic Conversion.  Each one (1) share of Class B Common Stock shall automatically, without any further action on the part of the Corporation or the holder thereof, convert into one (1) share of Class A Common Stock upon a Transfer of such share of Class B Common Stock; provided that no such automatic conversion shall occur in the case of a Transfer by a Class B Stockholder to any of the persons or entities listed in clauses (i) through (vi) below (each, a “Permitted Transferee”) and from any such Permitted Transferee back to such Class B Stockholder and/or any other Permitted Transferee established by or for such Class B Stockholder:

(i)a trust for the benefit of such Class B Stockholder or persons other than the Class B Stockholder so long as the Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; provided such Transfer does not involve any payment of cash, securities, property or other consideration (other than an interest in such trust) to the Class B Stockholder and, provided, further, that in the event such Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each share of

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Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(ii)a trust under the terms of which such Class B Stockholder has retained a “qualified interest” within the meaning of § 2702(b)(1) of the Internal Revenue Code and/or a reversionary interest so long as the Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; provided, however, that in the event the Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(iii)an Individual Retirement Account, as defined in Section 408(a) of the Internal Revenue Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which such Class B Stockholder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Internal Revenue Code; provided that in each case such Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held in such account, plan or trust, and provided, further, that in the event the Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such account, plan or trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(iv)a corporation in which such Class B Stockholder directly, or indirectly through one or more Permitted Transferees, owns shares with sufficient Voting Control in the corporation, or otherwise has legally enforceable rights, such that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation; provided that in the event the Class B Stockholder no longer owns sufficient shares or no longer has sufficient legally enforceable rights to ensure that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation, each share of Class B Common Stock then held by such corporation shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(v)a partnership in which such Class B Stockholder directly, or indirectly through one or more Permitted Transferees, owns partnership interests with sufficient Voting Control in the partnership, or otherwise has legally enforceable rights, such that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership; provided that in the event the Class B Stockholder no longer owns sufficient partnership interests or no longer has sufficient legally enforceable rights to ensure that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership, each share of Class B Common Stock then held by such partnership shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock; or

(vi)a limited liability company in which such Class B Stockholder directly, or indirectly through one or more Permitted Transferees, owns membership interests with sufficient Voting Control in the limited liability company, or otherwise has legally enforceable rights, such that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company; provided that in the event the Class B Stockholder no longer owns sufficient membership interests or no longer has sufficient legally enforceable rights to ensure that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company, each share of Class B Common Stock then held by such limited liability company shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock. Any certificate representing shares of Class B Common Stock shall bear a legend that the shares represented by such certificates are subject to the restrictions on transferability set forth in this Section 3(b).

(c)Final Conversion of Class B Common Stock.  On the Final Conversion Date, each one (1) issued share of Class B Common Stock shall automatically, without any further action by the holder thereof or the Corporation, convert into one (1) share of Class A Common Stock.  Following such conversion, the

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reissuance of all shares of Class B Common Stock shall be prohibited, and such shares shall be retired and cancelled in accordance with Section 243 of the General Corporation Law and the filing of the certificate with the Secretary of State of the State of Delaware required thereby, and upon the effectiveness of such certificate, if the retired shares constitute all of the authorized shares of the Class B Common Stock, the certificate shall have the effect of eliminating all references to the Class B Common Stock in this Restated Certificate.  Upon conversion of Class B Common Stock into Class A Common Stock on the Final Conversion Date, all rights of holders of shares of Class B Common Stock shall cease and (a) if such shares are certificated, the person or persons in whose name or names the certificate or certificates representing the shares of Class A Common Stock are to be issued or (b) if such shares are not certificated, the person registered as the owner of such shares in book-entry form shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock.

(d)Procedures.  The Corporation may, from time to time, establish such policies and procedures relating to the conversion of the Class B Common Stock to Class A Common Stock and the general administration of this dual class stock structure in accordance with the provisions of this Restated Certificate, including the issuance of stock certificates with respect thereto, as it may deem necessary or advisable, and may from time to time request that holders of shares of Class B Common Stock furnish certifications, affidavits or other proof to the Corporation as it deems necessary to verify the ownership of Class B Common Stock and to confirm that a conversion to Class A Common Stock has not occurred.  A determination by the Board of Directors of the Corporation that a Transfer has resulted or will result in a conversion of the Class B Common Stock to Class A Common Stock shall be conclusive and binding.

(e)Immediate Effect.  In the event of a conversion of shares of Class B Common Stock to shares of Class A Common Stock pursuant to this Section 3, such conversion(s) shall be deemed to have been made at the time that the Transfer of shares occurred or, in the case of Section C.3(c) hereof, upon the Final Conversion Date.

(f)Effect of Conversion on Payment of Dividends.  Notwithstanding anything to the contrary set forth herein, if the date on which any share of Class B Common Stock is converted into Class A Common Stock occurs after the record date for the determination of the holders of Class B Common Stock entitled to receive any Distribution to be paid to on the shares of Class B Common Stock, the holder of such shares of Class B Common Stock as of such record date will be entitled to receive such Distribution on such payment date; provided, however, that notwithstanding any other provision of this Restated Certificate, to the extent that any such Distribution is payable in shares of Class B Common Stock (or Rights to acquire such stock), such Distribution shall, to the fullest extent permitted by applicable law, be deemed to have been declared, and shall be payable in, shares of Class A Common Stock (or Rights to acquire such stock) and no shares of Class B Common Stock (or Rights to acquire such stock) shall be issued in payment thereof.

(g)Reservation of Stock.  The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of Class B Common Stock, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock into shares of Class A Common Stock.

D.No Further Issuances.  Except for the issuance of Class B Common Stock issuable upon exercise of Rights outstanding at the Effective Time, the reclassification of shares of Class B Common Stock into a greater or lesser number of shares of Class B Common Stock or as a dividend payable in accordance with Article IV, Section C.2(a), the Corporation shall not at any time after the Effective Time issue any additional shares of Class B Common Stock, unless such issuance is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock.

ARTICLE V

The following terms, where capitalized in this Restated Certificate, shall have the meanings ascribed to them in this Article V:

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“Change of Control Transaction” means (i) the sale, lease, exchange, or other disposition (other than liens and encumbrances created in the ordinary course of business, including liens or encumbrances to secure indebtedness for borrowed money that are approved by the Board of Directors, so long as no foreclosure occurs in respect of any such lien or encumbrance) of all or substantially all of the Corporation’s property and assets (which shall for such purpose include the property and assets of any direct or indirect subsidiary of the Corporation), provided that any sale, lease, exchange or other disposition of property or assets exclusively between or among the Corporation and any direct or indirect subsidiary or subsidiaries of the Corporation shall not be deemed a “Change of Control Transaction”; (ii) the merger, consolidation, business combination, or other similar transaction of the Corporation with any other entity, other than a merger, consolidation, business combination, or other similar transaction that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Corporation (or the surviving entity or its parent) and more than fifty percent (50%) of the total number of outstanding shares of the Corporation’s capital stock (or the surviving entity or its parent), in each case as outstanding immediately after such merger, consolidation, business combination, or other similar transaction, and the stockholders of the Corporation immediately prior to the merger, consolidation, business combination, or other similar transaction own voting securities of the Corporation, the surviving entity or its parent immediately following the merger, consolidation, business combination, or other similar transaction in substantially the same proportions (vis a vis each other) as such stockholders owned the voting securities of the Corporation immediately prior to the transaction; or (iii) the recapitalization, liquidation, dissolution, or other similar transaction involving the Corporation, other than a recapitalization, liquidation, dissolution, or other similar transaction that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Corporation (or the surviving entity or its parent) and more than fifty percent (50%) of the total number of outstanding shares of the Corporation’s capital stock (or the surviving entity or its parent), in each case as outstanding immediately after such recapitalization, liquidation, dissolution or other similar transaction, and the stockholders of the Corporation immediately prior to the recapitalization, liquidation, dissolution or other similar transaction own voting securities of the Corporation, the surviving entity or its parent immediately following the recapitalization, liquidation, dissolution or other similar transaction in substantially the same proportions (vis a vis each other) as such stockholders owned the voting securities of the Corporation immediately prior to the transaction.

“Class B Stockholder” means (i) the registered holder of a share of Class B Common Stock at the Effective Time and (ii) the initial registered holder of any shares of Class B Common Stock that are originally issued by the Corporation after the Effective Time.

“Distribution” means (i) any dividend or distribution of cash, property or shares of the Corporation’s capital stock; and (ii) any distribution following or in connection with any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary.

“Effective Time” means 9:00 a.m. (Eastern Daylight Time) on September 26, 2016.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Final Conversion Date” means 5:00 p.m. in New York City, New York on the first Trading Day falling on or after the earliest of:  (i) the fifth year anniversary of the date on which this Restated Certificate is filed with the Office of the Secretary of State of the State of Delaware and becomes effective; (ii) such date and time as determined by the Board of Directors following the first date on which Jeff Green is none of the following: (a) chief executive officer of the Corporation, (b) president of the Corporation or (c) chairman of the Board of Directors; and (iii) a date specified by the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of Class B Common Stock in the notice required by Section C.3(a) of Article IV.

“Rights” means any option, warrant, conversion right or contractual right of any kind to acquire shares of the Corporation’s authorized but unissued capital stock.

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“Securities Exchange” means, at any time, the registered national securities exchange on which the Corporation’s equity securities are then principally listed or traded, which shall be either the New York Stock Exchange or NASDAQ Global Market (or similar national quotation system of the NASDAQ Stock Market) (“NASDAQ”) or any successor exchange of either the New York Stock Exchange or NASDAQ.

“SEC” means the Securities and Exchange Commission.

“Trading Day” means any day on which the Securities Exchange is open for trading.

“Transfer” of a share of Class B Common Stock shall mean any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law.  A “Transfer” shall also include, without limitation, (i) a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether or not there is a corresponding change in beneficial ownership) or (ii) the transfer of, or entering into a binding agreement with respect to, Voting Control over a share of Class B Common Stock by proxy or otherwise; provided, however, that the following shall not be considered a “Transfer”: (a) the grant of a proxy to officers or directors of the Corporation at the request of the Board of Directors in connection with actions to be taken at an annual or special meeting of stockholders; (b) entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are holders of Class B Common Stock that (A) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary of the Corporation, (B) either has a term not exceeding one year or is terminable by the holder of the shares subject thereto at any time and (C) does not involve any payment of cash, securities, property or other consideration to the holder of the shares subject thereto other than the mutual promise to vote shares in a designated manner; or (c) the fact that, as of the Effective Time or at any time after the Effective Time, the spouse of any holder of Class B Common Stock possesses or obtains an interest in such holder’s shares of Class B Common Stock arising solely by reason of the application of the community property laws of any jurisdiction, so long as no other event or circumstance shall exist or have occurred that constitutes a “Transfer” of such shares of Class B Common Stock.

“Voting Control” with respect to a share of Class B Common Stock means the exclusive power (whether directly or indirectly) to vote or direct the voting of such share of Class B Common Stock by proxy, voting agreement or otherwise.

ARTICLE VI

A.Board Size.  Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the total number of authorized directors constituting the Board of Directors (the “Whole Board”) shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board.

B.Classified Board.  The directors (other than those directors elected by the holders of any series of Preferred Stock provided for or fixed pursuant to the provisions of this Restated Certificate (the “Preferred Stock Directors”)) shall be and are divided into three classes designated as Class I, Class II and Class III, respectively (the “Classified Board”).  Each class shall consist, as nearly as may be possible, of one third of the Whole Board.  The Board of Directors is authorized to assign members of the Board of Directors already in office to such classes of the Classified Board, which assignments shall become effective at the same time the Classified Board becomes effective.  The initial term of office of the Class I directors shall expire at the Corporation’s first annual meeting of stockholders following the Effective Time, the initial term of office of the Class II directors shall expire at the Corporation’s second annual meeting of stockholders following the Effective Time, and the initial term of office of the Class III directors shall expire at the Corporation’s third annual meeting of stockholders following the Effective Time.  At each annual meeting of stockholders following the Effective Time, directors elected to succeed those directors of the class whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election.  In case of any increase or decrease, from time to time, in the number of directors (other than Preferred Stock Directors) in each class shall be apportioned as nearly equal as possible.

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C.Term; Removal.  Each director shall hold office until the annual meeting of stockholders at which such director’s term expires and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal.  Except for Preferred Stock Directors, directors may be removed only for cause and only by the affirmative vote of the holders of sixty-six and two-thirds percent (66 2/3%) of the voting power of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

D.Vacancies and Newly Created Directorships.  Subject to the special rights of the holders of any series of Preferred Stock to elect directors, any vacancy occurring in the Board of Directors for any cause, and any newly created directorship resulting from any increase in the authorized number of directors, shall be filled only by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, and not by the stockholders unless the Board of Directors otherwise directs.  Any director elected in accordance with the preceding sentence shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of such director’s class expires and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal.  No decrease in the authorized number of directors shall shorten the term of any incumbent director.

E.Class A Directors.  Notwithstanding anything to the contrary set forth herein, during the period beginning on the date that the Corporation publicly announces the class of the first director to serve in a Class A Director Seat (as defined below) and ending on the Final Conversion Date (or, if earlier, on the date that no shares of Class B Common Stock remain issued and outstanding), the holders of Class A Common Stock, voting as a separate class, shall have the right to elect two directors to the Classified Board; provided that if the Whole Board consists of eight or fewer directors, then the holders of Class A Common Stock, voting as a separate class, shall have the right to elect one director to the Classified Board.  Any seat filled by any director contemplated by the previous sentence is referred to as a “Class A Director Seat.”  A director serving in a Class A Director Seat shall be assigned to such class as the Board shall determine from time to time and the class of the first director to serve in a Class A Director Seat shall be publicly announced by the Corporation prior to the mailing of the proxy statement for the 2021 annual meeting.  Any vacancy or newly created directorship occurring for any reason in a Class A Director Seat shall be filled only by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, and not by the stockholders unless the Board of Directors otherwise directs.  All Class A Director Seats shall be eliminated on the Final Conversion Date (or, if earlier, on the date that no shares of Class B Common Stock remain issued and outstanding), and any director then serving in a Class A Director Seat shall hold office until the annual meeting of stockholders at which the term of office of such director’s class expires and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal pursuant to Section C of this Article VI.

ARTICLE VII

The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

A.Board Power.  The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.  Except as otherwise expressly delegated by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board, the Board of Directors shall have the exclusive power and authority to appoint and remove officers of the Corporation.

B.Written Ballot.  Elections of directors need not be by written ballot unless otherwise provided in the Bylaws of the Corporation.

C.Amendment of Bylaws.  In furtherance and not in limitation of the powers conferred by the General Corporation Law, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.  In addition to any vote of the holders of any class or series of stock of the Corporation required by applicable law or by this Restated Certificate (including any Preferred Stock Designation in respect of one or more series of Preferred Stock), the adoption, amendment or repeal of the Bylaws of the Corporation by the stockholders of the Corporation shall require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66

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2/3%) of the voting power of the outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class.

D.Special Meetings.  Special meetings of the stockholders of the Corporation may be called only by (i) the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board; (ii) the chairman of the Board of Directors (or in the event of co-chairmen, either co-chairman); (iii) the chief executive officer of the Corporation; or (iv) the president of the Corporation (in the event there is no chief executive officer of the Corporation).  In addition, special meetings of the stockholders of the Corporation shall be called by the Secretary of the Corporation upon a request made in accordance with the Bylaws of the Corporation by one or more stockholders of record who own, or who are acting on behalf of beneficial owners who own, in the aggregate, at least 20% of the outstanding shares of Common Stock (as calculated in accordance with the Bylaws of the Corporation) on the record date determined pursuant to the Bylaws of the Corporation and who each have owned at least such number of shares included in such aggregate amount continuously from the date that is one year prior to such record date through the date of the conclusion of the special meeting so requested.  Other than as provided in this Section D of this Article VII, special meetings of the stockholders of the Corporation may not be called by any other person or persons.

E.Stockholder Action by Written Consent.  Subject to the special rights of the holders of any series of Preferred Stock, prior to the first date on which the outstanding shares of Class B Common Stock represent less than 50% of the total voting power represented by the voting securities of the Corporation, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders in lieu of a meeting.

F.No Cumulative Voting.  No stockholder will be permitted to cumulate votes at any election of directors.

G.Advance Notice of Stockholder Nominations.  Advance notice of stockholder nominations for the election of directors and of other business proposed to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

ARTICLE VIII

A.Director Exculpation.  To the maximum extent permitted by the General Corporation Law, as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.  If the General Corporation Law is amended after approval by the stockholders of this Article VIII to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law as so amended, automatically and without further action, upon the date of such amendment.

B.Indemnification.

The Corporation, to the fullest extent permitted by law, shall indemnify and advance expenses to any person made or threatened to be made a party to an action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he or she, or his or her testator or intestate, is or was a director or officer of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as a director or officer at the request of the Corporation or any predecessor to the Corporation.

The Corporation, to the fullest extent permitted by law, may indemnify and advance expenses to any person made or threatened to be made a party to an action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he or she, or his or her testator or intestate is or was an employee or agent of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as an employee or agent at the request of the Corporation or any predecessor to the Corporation.

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C.Vested Rights.  Neither any amendment nor repeal of this Article VIII, nor the adoption by amendment of this Restated Certificate of any provision inconsistent with this Article VIII, shall eliminate or reduce the effect of this Article VIII in respect of any matter occurring, or any action or proceeding accruing or arising (or that, but for this Article VIII, would accrue or arise) prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE IX

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall to the fullest extent permitted by law be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation; (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, other employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders; (iii) any action asserting a claim arising pursuant to any provision of the General Corporation Law, the Restated Certificate or the Bylaws of the Corporation or as to which the General Corporation Law confers jurisdiction on the Court of Chancery of the State of Delaware; or (iv) any action asserting a claim governed by the internal affairs doctrine.  Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article IX.

ARTICLE X

The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Restated Certificate, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by statute, and all rights, preferences and privileges of any nature conferred upon stockholders, directors or any other persons herein are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Restated Certificate or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Restated Certificate, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to amend or repeal, or adopt any provision of this Restated Certificate inconsistent with, ARTICLE VI, ARTICLE VII, ARTICLE VIII, ARTICLE IX or this ARTICLE X of this Restated Certificate.

* * *

IN WITNESS WHEREOF, this Restated Certificate of Incorporation has been signed on behalf of the Corporation by its duly authorized officer on ______________, 2020.

THE TRADE DESK, INC.

By:
Name: Title:

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APPENDIX A-2

Marked Copy of Amended and Restated Certificate of Incorporation

OF

THE TRADE DESK, INC.

The Trade Desk, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

A.	The name of the corporation is The Trade Desk, Inc. The corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on November 12, 2009.
B.

This Amended and Restated Certificate of Incorporation, which restates, integrates and also further amends the provisions of the Certificate of Incorporation, as amended and restated from time to time prior to the date hereof, was duly authorized and adopted by the Corporation’s Board of Directors and stockholders in accordance with the provisions of Sections 242 and 245 of the Delaware General Corporation Law.

C.	The Corporation’s Certificate of Incorporation, as amended and restated from time to time prior to the date hereof, is hereby amended, integrated and restated in its entirety to read as follows:

ARTICLE I

The name of this corporation is The Trade Desk, Inc. (the “Corporation”).

ARTICLE II

The address of the registered office of the Corporation in the State of Delaware is ~~160 Greentree Drive, Suite 101, in the City of Dover, DE 19904, County of Kent~~251 Little Falls Drive, in the City of Wilmington, County of New Castle, 19808 and the name of its registered agent at such address ~~National Registered Agents, Inc~~is Corporation Service Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware (the “General Corporation Law”).

ARTICLE IV

A.Classes of Stock.  The Corporation is authorized to issue shares of capital stock designated, respectively, “Class A Common Stock,” “Class B Common Stock” and “Preferred Stock.” The total number of shares of capital stock that the Corporation is authorized to issue is 1,195,000,000 shares, consisting of: 1,000,000,000 shares of Class A Common Stock, par value $0.000001 per share (the “Class A Common Stock”), 95,000,000 shares of Class B Common Stock, par value $0.000001 per share (the “Class B Common Stock”, and together with the Class A Common Stock, the “Common Stock”) and 100,000,000 shares of Preferred Stock, par value $0.000001 per share (the “Preferred Stock”).

B.Preferred Stock.  The Board of Directors of the Corporation (the “Board of Directors”) is authorized, subject to any limitations prescribed by law, to provide out of the unissued shares of Preferred Stock for the issuance of shares of Preferred Stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the voting powers, full or limited, or no voting powers and the designation, preferences and relative, participating, optional or other special rights of the shares of each such series and any qualifications, limitations or restrictions thereof.  The powers,

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preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.  The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the General Corporation Law, unless a vote of any holders of Preferred Stock is required pursuant to the terms of this Amended and Restated Certificate of Incorporation (the “Restated Certificate”) (including any Preferred Stock Designation).

C.Common Stock.  The relative powers, preferences and rights, and the qualifications, limitations and restrictions thereof, granted to or imposed on the shares of the Class A Common Stock and Class B Common Stock are as follows:

1.Voting Rights.

(a)General Right to Vote Together; Exception.  Except as otherwise expressly provided herein or required by applicable law, the holders of Class A Common Stock and Class B Common Stock shall vote together as one class on all matters submitted to a vote of the stockholders; provided, however, the number of authorized shares of Class A Common Stock or Class B Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law, and no vote of the holders of the Class A Common Stock or Class B Common Stock voting separately as a class shall be required therefor. Notwithstanding anything to the contrary set forth herein, the holders of Class A Common Stock and Class B Common Stock shall not be entitled to vote on any amendment to this Restated Certificate (including any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Restated Certificate (including any Preferred Stock Designation) or pursuant to the General Corporation Law.

(b)Votes Per Share.  Except as otherwise expressly provided herein or required by applicable law, on any matter that is submitted to a vote of the stockholders, each holder of Class A Common Stock shall be entitled to one (1) vote for each such share, and each holder of Class B Common Stock shall be entitled to ten (10) votes for each such share.

2.Identical Rights.  Except as otherwise expressly provided herein or required by applicable law, shares of Class A Common Stock and Class B Common Stock shall have the same rights and privileges and rank equally, share ratably and be identical in all respects as to all matters, including, without limitation:

(a)Dividends and Distributions.  Shares of Class A Common Stock and Class B Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to the declaration and payment or distribution of any Distribution paid or distributed by the Corporation, unless different treatment of the shares of each such class is approved in advance by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class; provided, however, that, subject to Section C.3(f) of this Article IV, in the event a Distribution is paid in the form of Class A Common Stock or Class B Common Stock (or Rights to acquire such stock), then holders of Class A Common Stock shall receive Class A Common Stock (or Rights to acquire such stock, as the case may be), and holders of Class B Common Stock shall receive Class B Common Stock (or Rights to acquire such stock, as the case may be), with holders of Class A Common Stock and Class B Common Stock receiving an identical number of shares of Class A Common Stock or Class B Common Stock (or Rights to acquire such stock, as the case may be) and, in such case, no approval of the holders of Class A Common Stock and Class B Common Stock voting separately as a class pursuant to this Section 2.1 shall be required.

(b)Subdivision, Combination or Reclassification.  If the Corporation in any manner subdivides, combines or reclassifies the outstanding shares of Class A Common Stock or Class B Common Stock, the outstanding shares of the other such class shall be proportionately subdivided, combined or reclassified

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concurrently therewith in a manner that maintains the same proportionate equity ownership between the holders of the outstanding Class A Common Stock and Class B Common Stock on the effective date for such subdivision, combination or reclassification, unless different treatment of the shares of each such class is approved in advance by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class.

(c)Equal Treatment in a Change of Control Transaction or Merger or Consolidation.  In connection with any Change of Control Transaction, shares of Class A Common Stock and Class B Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to any consideration into which such shares are converted or any consideration paid or otherwise distributed to stockholders of the Corporation, unless different treatment of the shares of each such class is approved in advance by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class.  Any merger or consolidation of the Corporation with or into any other entity, or any other transaction having an effect on stockholders substantially similar to that resulting from a consolidation or merger, in each case which is not a Change of Control Transaction, shall require approval by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class, unless (i) the shares of Class A Common Stock and Class B Common Stock remain outstanding and no other consideration is received in respect thereof or (ii) such shares are converted on a pro rata basis into shares of the surviving or parent entity in such transaction having substantially identical rights to the shares of Class A Common Stock and Class B Common Stock, respectively.

3.Conversion of Class B Common Stock.

(a)Voluntary Conversion.  Each one (1) share of Class B Common Stock shall be convertible into one (1) share of Class A Common Stock at the option of the holder thereof at any time.  Each holder of Class B Common Stock who elects to convert the same into shares of Class A Common Stock shall surrender the certificate or certificates therefor (if any), duly endorsed, at the office of the Corporation or any transfer agent for the Class A Common Stock or Class B Common Stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the number of shares of Class B Common Stock being converted and the name or names in which the certificate or certificates representing the shares of Class A Common Stock issued upon such conversion are to be issued or the name or names in which such shares are to be registered in book-entry form.  Thereupon the Corporation shall (1) if such shares are certificated, promptly issue and deliver at such office to such holder, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Class A Common Stock to which such holder is entitled upon such conversion or (2) if such shares are uncertificated, register such shares in book-entry form.  Such conversion shall be deemed to have been made immediately prior to the close of business on the date of, if such shares are certificated, such surrender of the certificate or certificates representing the shares of Class B Common Stock to be converted or, if such shares are uncertificated, then upon the written notice of such holder’s election to convert by this Section 3(a). The person or persons entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Class A Common Stock on such date.

(b)Automatic Conversion.  Each one (1) share of Class B Common Stock shall automatically, without any further action on the part of the Corporation or the holder thereof, convert into one (1) share of Class A Common Stock upon a Transfer of such share of Class B Common Stock; provided that no such automatic conversion shall occur in the case of a Transfer by a Class B Stockholder to any of the persons or entities listed in clauses (i) through (vi) below (each, a “Permitted Transferee”) and from any such Permitted Transferee back to such Class B Stockholder and/or any other Permitted Transferee established by or for such Class B Stockholder:

(i)a trust for the benefit of such Class B Stockholder or persons other than the Class B Stockholder so long as the Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; provided such Transfer does not involve any payment of cash, securities, property or other consideration (other than an interest in such trust) to the Class B Stockholder and, provided, further, that in the event such Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each share of

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Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(ii)a trust under the terms of which such Class B Stockholder has retained a “qualified interest” within the meaning of § 2702(b)(1) of the Internal Revenue Code and/or a reversionary interest so long as the Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; provided, however, that in the event the Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(iii)an Individual Retirement Account, as defined in Section 408(a) of the Internal Revenue Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which such Class B Stockholder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Internal Revenue Code; provided that in each case such Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held in such account, plan or trust, and provided, further, that in the event the Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such account, plan or trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(iv)a corporation in which such Class B Stockholder directly, or indirectly through one or more Permitted Transferees, owns shares with sufficient Voting Control in the corporation, or otherwise has legally enforceable rights, such that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation; provided that in the event the Class B Stockholder no longer owns sufficient shares or no longer has sufficient legally enforceable rights to ensure that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation, each share of Class B Common Stock then held by such corporation shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(v)a partnership in which such Class B Stockholder directly, or indirectly through one or more Permitted Transferees, owns partnership interests with sufficient Voting Control in the partnership, or otherwise has legally enforceable rights, such that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership; provided that in the event the Class B Stockholder no longer owns sufficient partnership interests or no longer has sufficient legally enforceable rights to ensure that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership, each share of Class B Common Stock then held by such partnership shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock; or

(vi)a limited liability company in which such Class B Stockholder directly, or indirectly through one or more Permitted Transferees, owns membership interests with sufficient Voting Control in the limited liability company, or otherwise has legally enforceable rights, such that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company; provided that in the event the Class B Stockholder no longer owns sufficient membership interests or no longer has sufficient legally enforceable rights to ensure that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company, each share of Class B Common Stock then held by such limited liability company shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock. Any certificate representing shares of Class B Common Stock shall bear a legend that the shares represented by such certificates are subject to the restrictions on transferability set forth in this Section 3(b).

(c)Final Conversion of Class B Common Stock.  On the Final Conversion Date, each one (1) issued share of Class B Common Stock shall automatically, without any further action by the holder thereof or the Corporation, convert into one (1) share of Class A Common Stock.  Following such conversion, the

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reissuance of all shares of Class B Common Stock shall be prohibited, and such shares shall be retired and cancelled in accordance with Section 243 of the General Corporation Law and the filing of the certificate with the Secretary of State of the State of Delaware required thereby, and upon the effectiveness of such certificate, if the retired shares constitute all of the authorized shares of the Class B Common Stock, the certificate shall have the effect of eliminating all references to the Class B Common Stock in this Restated Certificate.  Upon conversion of Class B Common Stock into Class A Common Stock on the Final Conversion Date, all rights of holders of shares of Class B Common Stock shall cease and (a) if such shares are certificated, the person or persons in whose name or names the certificate or certificates representing the shares of Class A Common Stock are to be issued or (b) if such shares are not certificated, the person registered as the owner of such shares in book-entry form shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock.

(d)Procedures.  The Corporation may, from time to time, establish such policies and procedures relating to the conversion of the Class B Common Stock to Class A Common Stock and the general administration of this dual class stock structure in accordance with the provisions of this Restated Certificate, including the issuance of stock certificates with respect thereto, as it may deem necessary or advisable, and may from time to time request that holders of shares of Class B Common Stock furnish certifications, affidavits or other proof to the Corporation as it deems necessary to verify the ownership of Class B Common Stock and to confirm that a conversion to Class A Common Stock has not occurred.  A determination by the Board of Directors of the Corporation that a Transfer has resulted or will result in a conversion of the Class B Common Stock to Class A Common Stock shall be conclusive and binding.

(e)Immediate Effect.  In the event of a conversion of shares of Class B Common Stock to shares of Class A Common Stock pursuant to this Section 3, such conversion(s) shall be deemed to have been made at the time that the Transfer of shares occurred or, in the case of Section C.3(c) hereof, upon the Final Conversion Date.

(f)Effect of Conversion on Payment of Dividends.  Notwithstanding anything to the contrary set forth herein, if the date on which any share of Class B Common Stock is converted into Class A Common Stock occurs after the record date for the determination of the holders of Class B Common Stock entitled to receive any Distribution to be paid to on the shares of Class B Common Stock, the holder of such shares of Class B Common Stock as of such record date will be entitled to receive such Distribution on such payment date; provided, however, that notwithstanding any other provision of this Restated Certificate, to the extent that any such Distribution is payable in shares of Class B Common Stock (or Rights to acquire such stock), such Distribution shall, to the fullest extent permitted by applicable law, be deemed to have been declared, and shall be payable in, shares of Class A Common Stock (or Rights to acquire such stock) and no shares of Class B Common Stock (or Rights to acquire such stock) shall be issued in payment thereof.

(g)Reservation of Stock.  The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of Class B Common Stock, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock into shares of Class A Common Stock.

D.No Further Issuances.  Except for the issuance of Class B Common Stock issuable upon exercise of Rights outstanding at the Effective Time, the reclassification of shares of Class B Common Stock into a greater or lesser number of shares of Class B Common Stock or as a dividend payable in accordance with Article IV, Section C.2(a), the Corporation shall not at any time after the Effective Time issue any additional shares of Class B Common Stock, unless such issuance is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock.

ARTICLE V

The following terms, where capitalized in this Restated Certificate, shall have the meanings ascribed to them in this Article V:

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“Change of Control Transaction” means (i) the sale, lease, exchange, or other disposition (other than liens and encumbrances created in the ordinary course of business, including liens or encumbrances to secure indebtedness for borrowed money that are approved by the Board of Directors, so long as no foreclosure occurs in respect of any such lien or encumbrance) of all or substantially all of the Corporation’s property and assets (which shall for such purpose include the property and assets of any direct or indirect subsidiary of the Corporation), provided that any sale, lease, exchange or other disposition of property or assets exclusively between or among the Corporation and any direct or indirect subsidiary or subsidiaries of the Corporation shall not be deemed a “Change of Control Transaction”; (ii) the merger, consolidation, business combination, or other similar transaction of the Corporation with any other entity, other than a merger, consolidation, business combination, or other similar transaction that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Corporation (or the surviving entity or its parent) and more than fifty percent (50%) of the total number of outstanding shares of the Corporation’s capital stock (or the surviving entity or its parent), in each case as outstanding immediately after such merger, consolidation, business combination, or other similar transaction, and the stockholders of the Corporation immediately prior to the merger, consolidation, business combination, or other similar transaction own voting securities of the Corporation, the surviving entity or its parent immediately following the merger, consolidation, business combination, or other similar transaction in substantially the same proportions (vis a vis each other) as such stockholders owned the voting securities of the Corporation immediately prior to the transaction; or (iii) the recapitalization, liquidation, dissolution, or other similar transaction involving the Corporation, other than a recapitalization, liquidation, dissolution, or other similar transaction that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Corporation (or the surviving entity or its parent) and more than fifty percent (50%) of the total number of outstanding shares of the Corporation’s capital stock (or the surviving entity or its parent), in each case as outstanding immediately after such recapitalization, liquidation, dissolution or other similar transaction, and the stockholders of the Corporation immediately prior to the recapitalization, liquidation, dissolution or other similar transaction own voting securities of the Corporation, the surviving entity or its parent immediately following the recapitalization, liquidation, dissolution or other similar transaction in substantially the same proportions (vis a vis each other) as such stockholders owned the voting securities of the Corporation immediately prior to the transaction.

“Class B Stockholder” means (i) the registered holder of a share of Class B Common Stock at the Effective Time and (ii) the initial registered holder of any shares of Class B Common Stock that are originally issued by the Corporation after the Effective Time.

“Distribution” means (i) any dividend or distribution of cash, property or shares of the Corporation’s capital stock; and (ii) any distribution following or in connection with any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary.

“Effective Time” means ~~the time at which this Restated Certificate is filed with the Secretary of State of the State of Delaware and becomes effective~~9:00 a.m. (Eastern Daylight Time) on September 26, 2016.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Final Conversion Date” means 5:00 p.m. in New York City, New York on the first Trading Day falling on or after the ~~earlier~~earliest of :  (i) ~~the date on which the number of outstanding shares of Class B Common Stock represent less than ten percent (10%) of the aggregate number of shares of the then outstanding Class A Common Stock and Class B Common Stock or (ii)~~the fifth year anniversary of the date on which this Restated Certificate is filed with the Office of the Secretary of State of the State of Delaware and becomes effective; (ii) such date and time as determined by the Board of Directors following the first date on which Jeff Green is none of the following: (a) chief executive officer of the Corporation, (b) president of the Corporation or (c) chairman of the Board of Directors; and (iii) a date specified by the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of Class B Common Stock in the notice required by Section C.3(a) of Article IV.

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“Rights” means any option, warrant, conversion right or contractual right of any kind to acquire shares of the Corporation’s authorized but unissued capital stock.

“Securities Exchange” means, at any time, the registered national securities exchange on which the Corporation’s equity securities are then principally listed or traded, which shall be either the New York Stock Exchange or NASDAQ Global Market (or similar national quotation system of the NASDAQ Stock Market) (“NASDAQ”) or any successor exchange of either the New York Stock Exchange or NASDAQ.

“SEC” means the Securities and Exchange Commission.

“Trading Day” means any day on which the Securities Exchange is open for trading.

“Transfer” of a share of Class B Common Stock shall mean any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law.  A “Transfer” shall also include, without limitation, (i) a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether or not there is a corresponding change in beneficial ownership) or (ii) the transfer of, or entering into a binding agreement with respect to, Voting Control over a share of Class B Common Stock by proxy or otherwise; provided, however, that the following shall not be considered a “Transfer”: (a) the grant of a proxy to officers or directors of the Corporation at the request of the Board of Directors in connection with actions to be taken at an annual or special meeting of stockholders; (b) entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are holders of Class B Common Stock that (A) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary of the Corporation, (B) either has a term not exceeding one year or is terminable by the holder of the shares subject thereto at any time and (C) does not involve any payment of cash, securities, property or other consideration to the holder of the shares subject thereto other than the mutual promise to vote shares in a designated manner; or (c) the fact that, as of the Effective Time or at any time after the Effective Time, the spouse of any holder of Class B Common Stock possesses or obtains an interest in such holder’s shares of Class B Common Stock arising solely by reason of the application of the community property laws of any jurisdiction, so long as no other event or circumstance shall exist or have occurred that constitutes a “Transfer” of such shares of Class B Common Stock.

“Voting Control” with respect to a share of Class B Common Stock means the exclusive power (whether directly or indirectly) to vote or direct the voting of such share of Class B Common Stock by proxy, voting agreement or otherwise.

ARTICLE VI

A.Board Size.  Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the total number of authorized directors constituting the Board of Directors (the “Whole Board”) shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board.

B.Classified Board.  The directors (other than those directors elected by the holders of any series of Preferred Stock provided for or fixed pursuant to the provisions of this Restated Certificate (the “Preferred Stock Directors”)) shall be and are divided into three classes designated as Class I, Class II and Class III, respectively (the “Classified Board”).  Each class shall consist, as nearly as may be possible, of one third of the Whole Board.  The Board of Directors is authorized to assign members of the Board of Directors already in office to such classes of the Classified Board, which assignments shall become effective at the same time the Classified Board becomes effective.  The initial term of office of the Class I directors shall expire at the Corporation’s first annual meeting of stockholders following the Effective Time, the initial term of office of the Class II directors shall expire at the Corporation’s second annual meeting of stockholders following the Effective Time, and the initial term of office of the Class III directors shall expire at the Corporation’s third annual meeting of stockholders following the Effective Time.  At each annual meeting of stockholders following the Effective Time, directors elected to succeed those directors of the class whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election.  In case of any increase or decrease, from time to time, in the

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number of directors (other than Preferred Stock Directors) in each class shall be apportioned as nearly equal as possible.

C.Term; Removal.  Each director shall hold office until the annual meeting of stockholders at which such director’s term expires and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal.  Except for Preferred Stock Directors, directors may be removed only for cause and only by the affirmative vote of the holders of sixty-six and two-thirds percent (66 2/3%) of the voting power of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

D.Vacancies and Newly Created Directorships.  Subject to the special rights of the holders of any series of Preferred Stock to elect directors, any vacancy occurring in the Board of Directors for any cause, and any newly created directorship resulting from any increase in the authorized number of directors, shall be filled only by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, and not by the stockholders unless the Board of Directors otherwise directs.  Any director elected in accordance with the preceding sentence shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of such director’s class expires and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal.  No decrease in the authorized number of directors shall shorten the term of any incumbent director.

E.Class A Directors.  Notwithstanding anything to the contrary set forth herein, during the period beginning on the date that the Corporation publicly announces the class of the first director to serve in a Class A Director Seat (as defined below) and ending on the Final Conversion Date (or, if earlier, on the date that no shares of Class B Common Stock remain issued and outstanding), the holders of Class A Common Stock, voting as a separate class, shall have the right to elect two directors to the Classified Board; provided that if the Whole Board consists of eight or fewer directors, then the holders of Class A Common Stock, voting as a separate class, shall have the right to elect one director to the Classified Board.  Any seat filled by any director contemplated by the previous sentence is referred to as a “Class A Director Seat.”  A director serving in a Class A Director Seat shall be assigned to such class as the Board shall determine from time to time and the class of the first director to serve in a Class A Director Seat shall be publicly announced by the Corporation prior to the mailing of the proxy statement for the 2021 annual meeting.  Any vacancy or newly created directorship occurring for any reason in a Class A Director Seat shall be filled only by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, and not by the stockholders unless the Board of Directors otherwise directs.  All Class A Director Seats shall be eliminated on the Final Conversion Date (or, if earlier, on the date that no shares of Class B Common Stock remain issued and outstanding), and any director then serving in a Class A Director Seat shall hold office until the annual meeting of stockholders at which the term of office of such director’s class expires and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal pursuant to Section C of this Article VI.

ARTICLE VII

The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

A.Board Power.  The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.  Except as otherwise expressly delegated by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board, the Board of Directors shall have the exclusive power and authority to appoint and remove officers of the Corporation.

B.Written Ballot.  Elections of directors need not be by written ballot unless otherwise provided in the Bylaws of the Corporation.

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C.Amendment of Bylaws.  In furtherance and not in limitation of the powers conferred by the General Corporation Law, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.  In addition to any vote of the holders of any class or series of stock of the Corporation required by applicable law or by this Restated Certificate (including any Preferred Stock Designation in respect of one or more series of Preferred Stock), the adoption, amendment or repeal of the Bylaws of the Corporation by the stockholders of the Corporation shall require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class.

D.Special Meetings.  Special meetings of the stockholders of the Corporation may be called only by (i) the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board; (ii) the chairman of the Board of Directors (or in the event of co-chairmen, either co-chairman); (iii) the chief executive officer of the Corporation; or (iv) the president of the Corporation (in the event there is no chief executive officer of the Corporation)~~; but not by the stockholders of the Corporation or by any other person or persons~~.  In addition, special meetings of the stockholders of the Corporation shall be called by the Secretary of the Corporation upon a request made in accordance with the Bylaws of the Corporation by one or more stockholders of record who own, or who are acting on behalf of beneficial owners who own, in the aggregate, at least 20% of the outstanding shares of Common Stock (as calculated in accordance with the Bylaws of the Corporation) on the record date determined pursuant to the Bylaws of the Corporation and who each have owned at least such number of shares included in such aggregate amount continuously from the date that is one year prior to such record date through the date of the conclusion of the special meeting so requested.  Other than as provided in this Section D of this Article VII, special meetings of the stockholders of the Corporation may not be called by any other person or persons.

E.Stockholder Action by Written Consent.  Subject to the special rights of the holders of any series of Preferred Stock, prior to the first date on which the outstanding shares of Class B Common Stock represent less than 50% of the total voting power represented by the voting securities of the Corporation, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders in lieu of a meeting.

F.No Cumulative Voting.  No stockholder will be permitted to cumulate votes at any election of directors.

G.Advance Notice of Stockholder Nominations.  Advance notice of stockholder nominations for the election of directors and of other business proposed to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

ARTICLE VIII

A.Director Exculpation.  To the maximum extent permitted by the General Corporation Law, as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.  If the General Corporation Law is amended after approval by the stockholders of this Article VIII to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law as so amended, automatically and without further action, upon the date of such amendment.

B.Indemnification.

The Corporation, to the fullest extent permitted by law, shall indemnify and advance expenses to any person made or threatened to be made a party to an action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he or she, or his or her testator or intestate, is or was a director or officer of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as a director or officer at the request of the Corporation or any predecessor to the Corporation.

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The Corporation, to the fullest extent permitted by law, may indemnify and advance expenses to any person made or threatened to be made a party to an action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he or she, or his or her testator or intestate is or was an employee or agent of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as an employee or agent at the request of the Corporation or any predecessor to the Corporation.

C.Vested Rights.  Neither any amendment nor repeal of this Article VIII, nor the adoption by amendment of this Restated Certificate of any provision inconsistent with this Article VIII, shall eliminate or reduce the effect of this Article VIII in respect of any matter occurring, or any action or proceeding accruing or arising (or that, but for this Article VIII, would accrue or arise) prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE IX

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall to the fullest extent permitted by law be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation; (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, other employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders; (iii) any action asserting a claim arising pursuant to any provision of the General Corporation Law, the Restated Certificate or the Bylaws of the Corporation or as to which the General Corporation Law confers jurisdiction on the Court of Chancery of the State of Delaware; or (iv) any action asserting a claim governed by the internal affairs doctrine.  Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article IX.

ARTICLE X

The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Restated Certificate, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by statute, and all rights, preferences and privileges of any nature conferred upon stockholders, directors or any other persons herein are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Restated Certificate or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Restated Certificate, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to amend or repeal, or adopt any provision of this Restated Certificate inconsistent with, ARTICLE VI, ARTICLE VII, ARTICLE VIII, ARTICLE IX or this ARTICLE X of this Restated Certificate.

* * *

IN WITNESS WHEREOF, this Restated Certificate of Incorporation has been signed on behalf of the Corporation by its duly authorized officer on ~~September 23~~______________, ~~2016~~2020.

THE TRADE DESK, INC.
By:	 ~~/s/ Jeff T. Green~~
~~Jeff T. Green, Chief Executive Officer~~ Name: Title:

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APPENDIX B-1

Amended and Restated Bylaws

OF

THE TRADE DESK, INC.

(a Delaware corporation)

ARTICLE I. CORPORATE OFFICES
1.1	REGISTERED OFFICE	1
1.2	OTHER OFFICES	1
ARTICLE II. MEETINGS OF STOCKHOLDERS
2.1	PLACE OF MEETINGS	1
2.2	ANNUAL MEETING	1
2.3	SPECIAL MEETING	1
2.4	ADVANCE NOTICE PROCEDURES FOR BUSINESS BROUGHT BEFORE A MEETING	3
2.5	ADVANCE NOTICE PROCEDURES FOR NOMINATIONS OF DIRECTORS	6
2.6	NOTICE OF STOCKHOLDERS’ MEETINGS	8
2.7	MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE	8
2.8	QUORUM	9
2.9	ADJOURNED MEETING; NOTICE	9
2.10	CONDUCT OF BUSINESS	9
2.11	VOTING	9
2.12	NO STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING	9
2.13	RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS	10
2.14	PROXIES	10
2.15	LIST OF STOCKHOLDERS ENTITLED TO VOTE	10
2.16	INSPECTORS OF ELECTION	11
ARTICLE III. DIRECTORS
3.1	POWERS	11
3.2	NUMBER OF DIRECTORS	11
3.3	ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS	11
3.4	RESIGNATION AND VACANCIES	12
3.5	PLACE OF MEETINGS; MEETINGS BY TELEPHONE	12
3.6	REGULAR MEETINGS	12
3.7	SPECIAL MEETINGS; NOTICE	12
3.8	QUORUM	13
3.9	BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING	13
3.10	FEES AND COMPENSATION OF DIRECTORS	13
3.11	REMOVAL OF DIRECTORS	13
ARTICLE IV. COMMITTEES
4.1	COMMITTEES OF DIRECTORS	13
4.2	COMMITTEE MINUTES	14
4.3	MEETINGS AND ACTION OF COMMITTEES	14
ARTICLE V. OFFICERS
5.1	OFFICERS	14
5.2	APPOINTMENT OF OFFICERS	15
5.3	SUBORDINATE OFFICERS	15

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5.4	REMOVAL AND RESIGNATION OF OFFICERS	15
5.5	VACANCIES IN OFFICES	15
5.6	REPRESENTATION OF SHARES OF OTHER CORPORATIONS	15
5.7	AUTHORITY AND DUTIES OF OFFICERS	15
ARTICLE VI. RECORDS AND REPORTS
6.1	MAINTENANCE AND INSPECTION OF RECORDS	16
6.2	INSPECTION BY DIRECTORS	16
ARTICLE VII. GENERAL MATTERS
7.1	EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS	16
7.2	STOCK CERTIFICATES; PARTLY PAID SHARES	16
7.3	SPECIAL DESIGNATION ON CERTIFICATES	17
7.4	LOST CERTIFICATES	17
7.5	CONSTRUCTION; DEFINITIONS	17
7.6	DIVIDENDS	17
7.7	FISCAL YEAR	17
7.8	SEAL	17
7.9	TRANSFER OF STOCK	18
7.10	STOCK TRANSFER AGREEMENTS	18
7.11	REGISTERED STOCKHOLDERS	18
7.12	WAIVER OF NOTICE	18
ARTICLE VIII. NOTICE BY ELECTRONIC TRANSMISSION
8.1	NOTICE BY ELECTRONIC TRANSMISSION	18
8.2	DEFINITION OF ELECTRONIC TRANSMISSION	19
ARTICLE IX. INDEMNIFICATION
9.1	INDEMNIFICATION OF DIRECTORS AND OFFICERS	19
9.2	INDEMNIFICATION OF OTHERS	19
9.3	PREPAYMENT OF EXPENSES	20
9.4	DETERMINATION; CLAIM	20
9.5	NON-EXCLUSIVITY OF RIGHTS	20
9.6	INSURANCE	20
9.7	OTHER INDEMNIFICATION	20
9.8	CONTINUATION OF INDEMNIFICATION	20
9.9	AMENDMENT OR REPEAL	20
ARTICLE X. AMENDMENTS

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AMENDED AND RESTATED BYLAWS

OF

THE TRADE DESK, INC.

ARTICLE I. CORPORATE OFFICES

1.1	REGISTERED OFFICE

The registered office of The Trade Desk, Inc. (the “Corporation”) shall be fixed in the Corporation’s certificate of incorporation, as the same may be amended and/or restated from time to time (the “certificate of incorporation”).

1.2	OTHER OFFICES

The Corporation’s board of directors (the “Board”) may at any time establish other offices at any place or places where the Corporation is qualified to do business.

ARTICLE II. MEETINGS OF STOCKHOLDERS

2.1	PLACE OF MEETINGS

Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the Board. The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the General Corporation Law of the State of Delaware (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the Corporation’s principal executive office.

2.2	ANNUAL MEETING

The Board shall designate the date and time of the annual meeting. At the annual meeting, directors shall be elected and other proper business properly brought before the meeting in accordance with Section 2.4 may be transacted.

2.3	SPECIAL MEETING

(i)A special meeting of the stockholders of the Corporation may be called at any time only by (a) the Board pursuant to a resolution adopted by a majority of the Whole Board; (b) the chairman of the Board (or in the event of co-chairmen, either co‑chairman); (c) the chief executive officer; or (d) the president (in the absence of a chief executive officer).  In addition, special meetings of the stockholders of the Corporation shall be called by the secretary of the Corporation upon a request made in accordance with this Section 2.3 by one or more persons who own, in the aggregate, at least 20% of the aggregate number of outstanding shares of Class A Common Stock and Class B Common Stock on the Ownership Record Date (as defined below) and who each have owned at least such number of shares included in such aggregate amount continuously from the date that is one year prior to the Ownership Record Date through the date of the conclusion of the special meeting so requested (a meeting called in accordance with this clause (e), a “Stockholder Requested Meeting”).  Other than as provided in this Section 2.3(i), special meetings of the stockholders of the Corporation may not be called by any other person or persons.  For purposes of these bylaws, “Whole Board” shall mean the total number of authorized directors constituting the Board whether or not there exist any vacancies or other unfilled seats in previously authorized directorships.

(ii)For purposes of Section 2.3(i):

(a)A person is deemed to “own” only those outstanding shares of stock of the Corporation as to which such person holds the title directly or that such person is deemed to own by virtue of title

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being held by a nominee, custodian or other agent of such person pursuant to Rule 200(b) of the Exchange Act (as defined below) (as such rule is in effect on the date on which the Corporation’s bylaws were first amended to include this Section 2.3(ii)(a)), and, in each case, as to which such person possesses both:  (A) the full voting and investment authority pertaining to the shares; and (B) the full economic interest in (including the opportunity for profit and risk of loss on) the shares, except that the number of shares calculated in accordance with the foregoing clauses (A) and (B) shall not include any shares (x) sold by such person in any transaction that has not been settled or closed, (y) borrowed by the person for any purposes or purchased by the person pursuant to an agreement to resell, including, without limitation, any “short position” as defined in Rule 14e‑4(a) of the Exchange Act (as such rule is in effect on the date on which the Corporation’s bylaws were first amended to include this Section 2.3(ii)(a)) or (z) subject to any option, warrant, forward contract, swap, contract of sale, or other derivative or similar agreement entered into by the person, whether the instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding shares of stock of the Corporation, if the instrument or agreement has, or is intended to have, or if exercised would have, the purpose or effect of (i) reducing in any manner, to any extent or at any time in the future the person’s full right to vote or direct the voting of the shares and/or (ii) hedging, offsetting or altering to any degree any gain or loss arising from the full economic ownership of the shares by the person.

(b)A person’s ownership of shares is deemed to continue during any period in which the person has delegated any voting power by means of a proxy, power of attorney, or other instrument or arrangement that is revocable at any time by the person.

(iii)Any person seeking to request the calling of a Stockholder Requested Meeting may first request that the Board fix a record date to determine the persons entitled to request a special meeting (such record date, the “Ownership Record Date”) by delivering or mailing notice to the secretary of the Corporation at the principal executive offices of the Corporation. The Board may fix the Ownership Record Date, which shall not precede, and shall not be more than 10 days after, the date upon which the resolution fixing the Ownership Record Date is adopted by the Board. If no such notice is given or if the Board does not, within 10 days of the secretary’s receipt of such notice, adopt a resolution fixing the Ownership Record Date, the Ownership Record Date shall be the date that the first request to call a special meeting is received by the secretary with respect to the proposed business to be conducted at a special meeting.

(iv)To be validly made in accordance with these bylaws, a request for a Stockholder Requested Meeting must:

(a)be delivered to, or mailed and received by, the secretary of the Corporation at the principal executive offices of the Corporation during the period commencing on the date that is 30 days after the date of the conclusion of the most recent annual meeting and ending on the date that is 120 days prior to the one-year anniversary of the date of the conclusion of the most recent annual meeting;

(b)set forth any information necessary to verify the satisfaction of the conditions set forth in the second sentence of Section 2.3(i);

(c)set forth, as to each record stockholder (unless such record stockholder is acting solely as a nominee for a beneficial owner), each beneficial owner, if any, directing a record stockholder to sign such request and each other person on whose behalf such beneficial owner or record stockholder is acting, other than persons who have provided such request solely in response to any form of public solicitation for such requests (any such beneficial owner, record stockholder or other person, a “Disclosing Party”), the information required to be disclosed by a Proposing Person pursuant to Section 2.4(iii)(a)–(c) of these bylaws;

(d)set forth, with respect to each nomination, if any, of a director for election to the Board proposed to be made at such special meeting, the information required to be disclosed pursuant to Section 2.5(iii)(a)–(c) of these bylaws and the information and materials required under Section 2.5(vi) of these bylaws;

(e)not relate to an item of business that is not a proper subject for stockholder action under applicable law; and

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(f)be updated and supplemented, if necessary, so that the information provided or required to be provided pursuant to this Section 2.3(iv) is true and correct as of the record date for notice of the meeting and as of the date that is 10 business days prior to the meeting or any adjournment or postponement thereof, with such update and supplement being delivered to, or mailed and received by, the secretary at the principal executive offices of the Corporation not later than 5 business days after the record date for notice of the meeting (in the case of the update and supplement required to be made as of such record date), and not later than 8 business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of 10 business days prior to the meeting or any adjournment or postponement thereof).

(v)A Stockholder Requested Meeting shall be held at such date, time and place, if any, as the Board shall fix; provided, however, that the date of any such special meeting shall be not more than 90 days after the request for such special meeting is made in accordance with this Section 2.3; provided further that the Board shall have discretion to determine whether or not to proceed with such special meeting if before or after such special meeting is noticed the requirements of this Section 2.3 do not remain satisfied (including if requests for such Stockholder Requested Meeting are revoked such that the conditions set forth in the second sentence of Section 2.3(i) do not remain satisfied).

(vi)No business may be transacted at such special meeting other than the business specified in such notice to stockholders, which, in the case of a Stockholder Requested Meeting, may include any other matters that the Board determines to include therein. Nothing contained in this Section 2.3 shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board may be held.

(vii)As used in this Section 2.3, “person” shall mean (a) an individual, a corporation, a partnership, a limited liability company, an association, a joint stock company, a trust, a business trust, a government or political subdivision, any unincorporated organization, or any other association or entity including any successor (by merger or otherwise) thereof or thereto, and (b) a “group” as that term is used for purposes of Section 13(d)(3) of the Exchange Act.  The term “person” shall also include all “affiliates” thereof, as such term is defined in Rule 12b-2 of the Exchange Act.

2.4	ADVANCE NOTICE PROCEDURES FOR BUSINESS BROUGHT BEFORE A MEETING

(i)At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in a notice of meeting given by or at the direction of the Board, (b) if not specified in a notice of meeting, otherwise brought before the meeting by or at the direction of the Board or the chairman of the Board (or in the event of co-chairmen, either co-chairman), or (c) otherwise properly brought before the meeting by a stockholder present in person who (A) (1) was a beneficial owner of shares of the Corporation both at the time of giving the notice provided for in this Section 2.4 and at the time of the meeting, (2) is entitled to vote at the meeting and (3) has complied with this Section 2.4 in all applicable respects, or (B) properly made such proposal in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”). The foregoing clause (c) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of the stockholders. The only matters that may be brought before a special meeting are the matters specified in the notice of meeting given by or at the direction of the person calling the meeting pursuant to Section 2.3 of these bylaws; provided that, in the case of a Stockholder Requested Meeting, for any matter specified in such notice pursuant to a request made in accordance with Section 2.3 of these bylaws, such matter may only be brought before such Stockholder Requested Meeting by a Disclosing Party present in person who made or directed such request. Any determination by the Board regarding the satisfaction of the requirements set forth in Section 2.3, Section 2.4 and Section 2.5 of these bylaws shall be binding on the Corporation and its stockholders. Stockholders shall not be permitted to propose business to be brought before a special meeting of the stockholders that is not a Stockholder Requested Meeting. For purposes of Sections 2.4 and 2.5, “present in person” shall mean that the stockholder proposing that the business be brought before the annual meeting of the Corporation, or, if the proposing stockholder is not an individual, a qualified representative of such proposing stockholder, appear at such annual meeting. A “qualified representative” of such proposing stockholder shall be, if such proposing stockholder is (x) a general or

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limited partnership, any general partner or person who functions as a general partner of the general or limited partnership or who controls the general or limited partnership, (y) a corporation or a limited liability company, any officer or person who functions as an officer of the corporation or limited liability company or any officer, director, general partner or person who functions as an officer, director or general partner of any entity ultimately in control of the corporation or limited liability company or (z) a trust, any trustee of such trust. Stockholders seeking to nominate persons for election to the Board must comply with Section 2.5 of these bylaws, and this Section 2.4 shall not be applicable to nominations except as expressly provided in Section 2.5 of these bylaws.

(ii)Without qualification, for business to be properly brought before an annual meeting by a stockholder, the stockholder must (a) provide Timely Notice (as defined below) thereof in writing and in proper form to the secretary of the Corporation and (b) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.4. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made (such notice within such time periods, “Timely Notice”). In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of Timely Notice as described above.

(iii)To be in proper form for purposes of this Section 2.4, a stockholder’s notice to the secretary shall set forth:

(a)As to each Proposing Person (as defined below), (A) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books and records); and (B) the class or series and number of shares of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future (the disclosures to be made pursuant to the foregoing clauses (A) and (B) are referred to as “Stockholder Information”);

(b)As to each Proposing Person, (A) the full notional amount of any securities that, directly or indirectly, underlie any “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) that constitutes a “call equivalent position” (as such term is defined in Rule 16a-1(b) under the Exchange Act) (“Synthetic Equity Position”) and that is, directly or indirectly, held or maintained by such Proposing Person with respect to any shares of any class or series of shares of the Corporation; provided that, for the purposes of the definition of “Synthetic Equity Position,” the term “derivative security” shall also include any security or instrument that would not otherwise constitute a “derivative security” as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming determinable only at some future date or upon the happening of a future occurrence, in which case the determination of the amount of securities into which such security or instrument would be convertible or exercisable shall be made assuming that such security or instrument is immediately convertible or exercisable at the time of such determination; and, provided, further, that any Proposing Person satisfying the requirements of Rule 13d-1(b)(1) under the Exchange Act (other than a Proposing Person that so satisfies Rule 13d-1(b)(1) under the Exchange Act solely by reason of Rule 13d-1(b)(1)(ii)(E)) shall not be deemed to hold or maintain the notional amount of any securities that underlie a Synthetic Equity Position held by such Proposing Person as a hedge with respect to a bona fide derivatives trade or position of such Proposing Person arising in the ordinary course of such Proposing Person’s business as a derivatives dealer, (B) any rights to dividends on the shares of any class or series of shares of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, (C) (x) if such Proposing Person is (i) a general or limited partnership, syndicate or other group, the identity of each general partner and each person who functions as a general partner of the general or limited partnership, each member of the syndicate or group and each person controlling the general partner or member, (ii) a corporation or a limited liability company, the identity of each officer and each person who functions as an officer of the corporation or limited liability company, each person controlling the corporation or limited liability company and each officer,

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director, general partner and person who functions as an officer, director or general partner of any entity ultimately in control of the corporation or limited liability company or (iii) a trust, any trustee of such trust (each such person or persons set forth in the preceding clauses (i), (ii) and (iii), a “Responsible Person”), any fiduciary duties owed by such Responsible Person to the equity holders or other beneficiaries of such Proposing Person and any material interests or relationships of such Responsible Person that are not shared generally by other record or beneficial holders of the shares of any class or series of the Corporation and that reasonably could have influenced the decision of such Proposing Person to propose such business to be brought before the meeting, and (y) if such Proposing Person is a natural person, any material interests or relationships of such natural person that are not shared generally by other record or beneficial holders of the shares of any class or series of the Corporation and that reasonably could have influenced the decision of such Proposing Person to propose such business to be brought before the meeting, (D) any material shares or any Synthetic Equity Position in any principal competitor of the Corporation in any principal industry of the Corporation held by such Proposing Persons, (E) a summary of any material discussions regarding the business proposed to be brought before the meeting (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other record or beneficial holder of the shares of any class or series of the Corporation (including their names), (F) any material pending or threatened legal proceeding in which such Proposing Person is a party or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation, (G) any other material relationship between such Proposing Person, on the one hand, and the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation, on the other hand, (H) any direct or indirect material interest in any material contract or agreement of such Proposing Person with the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement) and (I) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (A) through (I) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner; and

(c)As to each item of business that the stockholder proposes to bring before the annual meeting, (A) a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws of the Corporation, the language of the proposed amendment), (C) a reasonably detailed description of all agreements, arrangements and understandings between or among any of the Proposing Persons or between or among any Proposing Person and any other person or entity (including their names) in connection with the proposal of such business by such stockholder and (D) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act; provided, however, that the disclosures required by this Section 2.4(iii) shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner.

(iv)For purposes of this Section 2.4, the term “Proposing Person” shall mean (a) the stockholder providing the notice of business proposed to be brought before an annual meeting, (b) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made and (c) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation or associate (within the meaning of Rule 12b-2 under the Exchange Act for the purposes of these bylaws) of such stockholder or beneficial owner.

(v)A Proposing Person shall update and supplement its notice to the Corporation of its intent to propose business at an annual meeting, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.4 shall be true and correct as of the record date for notice of the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and

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such update and supplement shall be delivered to, or mailed and received by, the secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for notice of the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

(vi)Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at an annual meeting that is not properly brought before the meeting in accordance with this Section 2.4. The presiding officer of the meeting shall, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with this Section 2.4, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

(vii)This Section 2.4 is expressly intended to apply to any business proposed to be brought before an annual meeting of stockholders, other than any proposal made in accordance with Rule 14a-8 under the Exchange Act and included in the Corporation’s proxy statement. In addition to the requirements of this Section 2.4 with respect to any business proposed to be brought before an annual meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such business. Nothing in this Section 2.4 shall be deemed to affect the rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(viii)For purposes of these bylaws, “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

2.5	ADVANCE NOTICE PROCEDURES FOR NOMINATIONS OF DIRECTORS

(i)Nominations of any person for election to the Board at an annual meeting or at a special meeting (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting) may be made at such meeting only (a) by or at the direction of the Board, including by any committee or persons authorized to do so by the Board or these bylaws, (b) by a stockholder present in person, as defined in Section 2.4, (A) who was a beneficial owner of shares of the Corporation both at the time of giving the notice provided for in this Section 2.5 and at the time of the meeting, (B) is entitled to vote at the meeting and (C) has complied with this Section 2.5 as to such notice and nomination, or (c) in the case of a Stockholder Requested Meeting, by a Disclosing Party present in person who made or directed a request for such meeting in accordance with Section 2.3 of these bylaws. The foregoing clause (b) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting or special meeting that is not a Stockholder Requested Meeting. The foregoing clause (c) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board at a Stockholder Requested Meeting.

(ii)Without qualification, for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting, the stockholder must (a) provide Timely Notice (as defined in Section 2.4(ii) of these bylaws) thereof in writing and in proper form to the secretary of the Corporation, (b) provide the information with respect to such stockholder and its proposed nominee as required by this Section 2.5, and (c) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5. If the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling a special meeting that is not a Stockholder Requested Meeting, then for a stockholder to make any nomination of a person or persons for election to the Board at such special meeting, the stockholder must (a) provide Timely Notice thereof in writing and in proper form to the secretary of the Corporation at the principal executive offices of the Corporation, (b) provide the information with respect to such stockholder and its proposed nominee as required by this Section 2.5, and (c) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5. To be timely, a stockholder’s notice for nominations to be made at a special meeting that is not a Stockholder Requested Meeting must be delivered to, or mailed and received at, the principal executive offices of the Corporation not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later

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than the ninetieth (90th) day prior to such special meeting or, if later, the tenth (10th) day following the day on which public disclosure (as defined in Section 2.4(viii) of these bylaws) of the date of such special meeting was first made. In no event shall any adjournment or postponement of an annual meeting or special meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.

(iii)To be in proper form for purposes of this Section 2.5, a stockholder’s notice to the secretary shall set forth:

(a)As to each Nominating Person (as defined below), the Stockholder Information (as defined in Section 2.4(iii)(a) of these bylaws) except that for purposes of this Section 2.5, the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(iii)(a);

(b)As to each Nominating Person, any Disclosable Interests (as defined in Section 2.4(iii)(b), except that for purposes of this Section 2.5 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(iii)(b) and the disclosure with respect to the business to be brought before the meeting in Section 2.4(iii)(b) shall be made with respect to the election of directors at the meeting);

(c)As to each person whom a Nominating Person proposes to nominate for election as a director, (A) all information with respect to such proposed nominee that would be required to be set forth in a stockholder’s notice pursuant to this Section 2.5 if such proposed nominee were a Nominating Person, (B) all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (C) a description of any direct or indirect material interest in any material contract or agreement between or among any Nominating Person, on the one hand, and each proposed nominee or his or her respective associates or any other participants in such solicitation, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant (the disclosures to be made pursuant to the foregoing clauses (A) through (C) are referred to as “Nominee Information”), and (D) a completed and signed questionnaire, representation and agreement as provided in Section 2.5(vi); and

(d)The Corporation may require any proposed nominee to furnish such other information (A) as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation in accordance with the Corporation’s Corporate Governance Guidelines or (B) that could be material to a reasonable stockholder’s understanding of the independence or lack of independence of such proposed nominee.

(iv)For purposes of this Section 2.5, the term “Nominating Person” shall mean (a) the stockholder providing the notice of the nomination proposed to be made at the meeting, (b) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made and (c) any associate of such stockholder or beneficial owner or any other participant in such solicitation.

(v)A stockholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.5 shall be true and correct as of the record date for notice of the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for notice of the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

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(vi)To be eligible to be a nominee for election as a director of the Corporation at an annual or special meeting, the proposed nominee must be nominated in the manner prescribed in Section 2.5 and must deliver (in accordance with the time period prescribed for delivery in a notice to such proposed nominee given by or on behalf of the Board), to the secretary at the principal executive offices of the Corporation, (a) a completed written questionnaire (in a form provided by the Corporation) with respect to the background, qualifications, stock ownership and independence of such proposed nominee and (b) a written representation and agreement (in form provided by the Corporation) that such proposed nominee (A) is not and, if elected as a director during his or her term of office, will not become a party to (1) any agreement, arrangement or understanding with, and has not given and will not give any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) or (2) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such proposed nominee’s fiduciary duties under applicable law, (B) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation or reimbursement for service as a director and (C) if elected as a director of the Corporation, will comply with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading and other policies and guidelines of the Corporation applicable to directors and in effect during such person’s term in office as a director (and, if requested by any proposed nominee, the secretary of the Corporation shall provide to such proposed nominee all such policies and guidelines then in effect).

(vii)In addition to the requirements of this Section 2.5 with respect to any nomination proposed to be made at a meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations.

(viii)No proposed nominee shall be eligible for nomination as a director of the Corporation unless such proposed nominee and the Nominating Person seeking to place such proposed nominee’s name in nomination have complied with this Section 2.5, as applicable. The presiding officer at the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with this Section 2.5, and if he or she should so determine, he or she shall so declare such determination to the meeting, the defective nomination shall be disregarded and any ballots cast for the proposed nominee in question (but in the case of any form of ballot listing other qualified nominees, only the ballots case for the nominee in question) shall be void and of no force or effect.

2.6	NOTICE OF STOCKHOLDERS’ MEETINGS

Unless otherwise provided by law, the certificate of incorporation or these bylaws, the notice of any meeting of stockholders shall be sent or otherwise given in accordance with either Section 2.7 or Section 8.1 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, if any, date and hour of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

2.7	MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

Notice of any meeting of stockholders shall be deemed given:

(i)if mailed, when deposited in the U.S. mail, postage prepaid, directed to the stockholder at his, her or its address as it appears on the Corporation’s records; or

(ii)if electronically transmitted as provided in Section 8.1 of these bylaws.

An affidavit of the secretary or an assistant secretary of the Corporation or of the transfer agent or any other agent of the Corporation that the notice has been given by mail or by a form of electronic transmission, as applicable, shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

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2.8	QUORUM

Unless otherwise provided by law, the certificate of incorporation or these bylaws, the holders of a majority in voting power of the stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. If, however, a quorum is not present or represented at any meeting of the stockholders, then either (i) the chairman of the meeting or (ii) a majority in voting power of the stockholders entitled to vote at the meeting, present in person, or by remote communication, if applicable, or represented by proxy, shall have power to adjourn the meeting from time to time in the manner provided in Section 2.9 of these bylaws until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

2.9	ADJOURNED MEETING; NOTICE

When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

2.10	CONDUCT OF BUSINESS

The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business.

2.11	VOTING

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.13 of these bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgers and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.

Except as may be otherwise provided in the certificate of incorporation or these bylaws, each stockholder shall be entitled to one (1) vote for each share of capital stock held by such stockholder.

At all duly called or convened meetings of stockholders, at which a quorum is present, for the election of directors, a plurality of the votes cast shall be sufficient to elect a director. Except as otherwise provided by the certificate of incorporation, these bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities, all other elections and questions presented to the stockholders at a duly called or convened meeting, at which a quorum is present, shall be decided by the majority of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes) and shall be valid and binding upon the Corporation.

2.12	NO STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Except as otherwise provided by the certificate of incorporation and subject to the rights of the holders of the shares of any series of preferred stock or any other class of stock or series thereof having a preference over the common stock as to dividends or upon liquidation, prior to the first date on which the outstanding shares of Class B Common Stock of the Corporation represent less than 50% of the total voting power represented by the voting securities of the Corporation, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

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2.13	RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS

In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other such action.

If the Board does not so fix a record date:

(i)The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(ii)The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

2.14	PROXIES

Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL. A proxy may be in the form of a telegram, cablegram or other means of electronic transmission which sets forth or is submitted with information from which it can be determined that the telegram, cablegram or other means of electronic transmission was authorized by the stockholder.

2.15	LIST OF STOCKHOLDERS ENTITLED TO VOTE

The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the Corporation’s principal executive office. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

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2.16	INSPECTORS OF ELECTION

Before any meeting of stockholders, the Board shall appoint an inspector or inspectors of election to act at the meeting or its adjournment and make a written report thereof. The number of inspectors shall be either one (1) or three (3). If any person appointed as inspector fails to appear or fails or refuses to act, then the chairman of the meeting may, and upon the request of any stockholder or a stockholder’s proxy shall, appoint a person to fill that vacancy.

Such inspectors shall:

(i)determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

(ii)receive votes or ballots;

(iii)hear and determine all challenges and questions in any way arising in connection with the right to vote;

(iv)count and tabulate all votes;

(v)determine when the polls shall close;

(vi)determine the result; and

(vii)do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein. The inspectors of election may appoint such persons to assist them in performing their duties as they determine.

ARTICLE III. DIRECTORS

3.1	POWERS

Subject to the provisions of the DGCL and any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board.

3.2	NUMBER OF DIRECTORS

The authorized number of directors shall be determined from time to time by resolution of the Board, provided the Board shall consist of at least one (1) member. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3	ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS

Except as provided in Section 3.4 of these bylaws, each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws. The certificate of incorporation or these bylaws may prescribe other qualifications for directors.

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If so provided in the certificate of incorporation, the directors of the Corporation shall be divided into three (3) classes.

3.4	RESIGNATION AND VACANCIES

Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation. When one or more directors so resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

Unless otherwise provided in the certificate of incorporation or these bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors shall, unless the Board determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under these bylaws in the case of the death, removal or resignation of any director.

3.5	PLACE OF MEETINGS; MEETINGS BY TELEPHONE

The Board may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting pursuant to this bylaw shall constitute presence in person at the meeting.

3.6	REGULAR MEETINGS

Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.

3.7	SPECIAL MEETINGS; NOTICE

Special meetings of the Board for any purpose or purposes may be called at any time by the chairman of the Board (or in the event of co-chairmen, either co-chairman), the chief executive officer, the president (in the event there is no chief executive officer of the Corporation), the secretary, the Lead Director (as defined below) or a majority of the number of directors then in office.

Notice of the time and place of special meetings shall be:

(i)delivered personally by hand, by courier or by telephone;

(ii)sent by United States first-class mail, postage prepaid;

(iii)sent by facsimile; or

(iv)sent by electronic mail,

directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the Corporation’s records.

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If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the meeting. If the notice is sent by U.S. mail, it shall be deposited in the U.S. mail at least four (4) days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting.

3.8	QUORUM

At all meetings of the Board, a majority of the number of directors then in office shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the certificate of incorporation or these bylaws. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

3.9	BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

3.10	FEES AND COMPENSATION OF DIRECTORS

Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board shall have the authority to fix the compensation of directors.

3.11	REMOVAL OF DIRECTORS

Except as otherwise provided by the DGCL or the certificate of incorporation, the Board of Directors or any individual director may be removed from office at any time, but only with cause by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all the then outstanding shares of voting stock of the Corporation entitled to vote at an election of directors.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

ARTICLE IV. COMMITTEES

4.1	COMMITTEES OF DIRECTORS

The Board may designate one (1) or more committees, each committee to consist of one (1) or more of the directors of the Corporation. The Board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise all

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the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the Corporation.

4.2	COMMITTEE MINUTES

Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

4.3	MEETINGS AND ACTION OF COMMITTEES

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(i)Section 3.5 (place of meetings and meetings by telephone);

(ii)Section 3.6 (regular meetings);

(iii)Section 3.7 (special meetings and notice);

(iv)Section 3.8 (quorum);

(v)Section 3.9 (action without a meeting); and

(vi)Section 7.12 (waiver of notice),

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members. However:

the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;

special meetings of committees may also be called by resolution of the Board or the chairperson of the applicable committee; and

notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board may adopt rules for the governance of any committee not inconsistent with the provisions of these bylaws.

ARTICLE V. OFFICERS

5.1	OFFICERS

The officers of the Corporation shall be a president, a secretary and a treasurer. The Corporation may also have, at the discretion of the Board, a chairman of the Board (or co-chairmen of the Board), a vice chairman of the Board, a chief executive officer, a chief financial officer, one (1) or more vice presidents, one (1) or more assistant vice presidents, one (1) or more assistant treasurers, one (1) or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.

If the chairman of the Board is a member of management or does not otherwise qualify as an independent director as determined in accordance with the rules of the Corporation’s principal stock exchange, the independent directors (as determined in accordance with such rules) shall elect a lead director (the “Lead Director”) who shall be an independent director as determined in accordance with such rules. In addition to the responsibilities set forth in

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the Corporation’s corporate governance guidelines, as amended from time to time, the Lead Director shall preside at all meetings of the Board at which the chairman of the Board is not present, including executive sessions.

5.2	APPOINTMENT OF OFFICERS

The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws, subject to the rights, if any, of an officer under any contract of employment.

5.3	SUBORDINATE OFFICERS

The Board may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, the president, to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board may from time to time determine.

5.4	REMOVAL AND RESIGNATION OF OFFICERS

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board at any regular or special meeting of the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

5.5	VACANCIES IN OFFICES

Any vacancy occurring in any office of the Corporation shall be filled by the Board or as provided in Section 5.2.

5.6	REPRESENTATION OF SHARES OF OTHER CORPORATIONS

The chairman of the Board (or in the event of co-chairmen, either co-chairman), the chief executive officer, the president, any vice president, the treasurer, the secretary or assistant secretary of this Corporation, or any other person authorized by the Board or the president or a vice president, is authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7	AUTHORITY AND DUTIES OF OFFICERS

All officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board or the stockholders and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.

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ARTICLE VI. RECORDS AND REPORTS

6.1	MAINTENANCE AND INSPECTION OF RECORDS

The Corporation shall, either at its principal executive office or at such place or places as designated by the Board, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books and other records.

Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation’s stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person’s interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent so to act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in Delaware or at its principal executive office.

6.2	INSPECTION BY DIRECTORS

Any director shall have the right to examine the Corporation’s stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his or her position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the Corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

ARTICLE VII. GENERAL MATTERS

7.1	EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

The Board, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

7.2	STOCK CERTIFICATES; PARTLY PAID SHARES

The shares of the Corporation shall be represented by certificates or shall be uncertificated. Certificates for the shares of stock, if any, shall be in such form as is consistent with the certificate of incorporation and applicable law. Every holder of stock represented by a certificate shall be entitled to have a certificate signed by, or in the name of the Corporation by the chairman (or in the event of co-chairmen, either co-chairman) or vice-chairman of the Board, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon

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the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

7.3	SPECIAL DESIGNATION ON CERTIFICATES

If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

7.4	LOST CERTIFICATES

Except as provided in this Section 7.4, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and canceled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

7.5	CONSTRUCTION; DEFINITIONS

Unless the context requires otherwise, the general provisions, rules of construction and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

7.6	DIVIDENDS

The Board, subject to any restrictions contained in either (i) the DGCL or (ii) the certificate of incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property or in shares of the Corporation’s capital stock.

The Board may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

7.7	FISCAL YEAR

The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.

7.8	SEAL

The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

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7.9	TRANSFER OF STOCK

Shares of the Corporation shall be transferable in the manner prescribed by law and in these bylaws. Shares of stock of the Corporation shall be transferred on the books of the Corporation only by the holder of record thereof or by such holder’s attorney duly authorized in writing, upon surrender to the Corporation of the certificate or certificates representing such shares endorsed by the appropriate person or persons (or by delivery of duly executed instructions with respect to uncertificated shares), with such evidence of the authenticity of such endorsement or execution, transfer, authorization and other matters as the Corporation may reasonably require, and accompanied by all necessary stock transfer stamps. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing the names of the persons from and to whom it was transferred.

7.10	STOCK TRANSFER AGREEMENTS

The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

7.11	REGISTERED STOCKHOLDERS

The Corporation:

(i)shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner;

(ii)shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares; and

(iii)shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

7.12	WAIVER OF NOTICE

Whenever notice is required to be given under any provision of the DGCL, the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

ARTICLE VIII. NOTICE BY ELECTRONIC TRANSMISSION

8.1	NOTICE BY ELECTRONIC TRANSMISSION

Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the certificate of incorporation or these bylaws, any notice to stockholders given by the Corporation under any provision of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if:

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(i)the Corporation is unable to deliver by electronic transmission two (2) consecutive notices given by the Corporation in accordance with such consent; and

(ii)such inability becomes known to the secretary or an assistant secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(i)if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(ii)if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(iii)if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(iv)if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

8.2	DEFINITION OF ELECTRONIC TRANSMISSION

An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

ARTICLE IX. INDEMNIFICATION

9.1	INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Corporation shall indemnify and hold harmless, to the fullest extent permitted by the DGCL as it presently exists or may hereafter be amended, any director or officer of the Corporation who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such person in connection with any such Proceeding. Notwithstanding the preceding sentence, except as otherwise provided in Section 9.4, the Corporation shall be required to indemnify a person in connection with a Proceeding initiated by such person only if the Proceeding was authorized in the specific case by the Board.

9.2	INDEMNIFICATION OF OTHERS

The Corporation shall have the power to indemnify and hold harmless, to the extent permitted by applicable law as it presently exists or may hereafter be amended, any employee or agent of the Corporation who was or is made or is threatened to be made a party or is otherwise involved in any Proceeding by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was an employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or

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of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person in connection with any such Proceeding.

9.3	PREPAYMENT OF EXPENSES

The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by any officer or director of the Corporation, and may pay the expenses incurred by any employee or agent of the Corporation, in defending any Proceeding in advance of its final disposition; provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the person to repay all amounts advanced if it should be ultimately determined that the person is not entitled to be indemnified under this Article IX or otherwise.

9.4	DETERMINATION; CLAIM

If a claim for indemnification (following the final disposition of such Proceeding) or advancement of expenses under this Article IX is not paid in full within sixty (60) days after a written claim therefor has been received by the Corporation the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

9.5	NON-EXCLUSIVITY OF RIGHTS

The rights conferred on any person by this Article IX shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the certificate of incorporation, these bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

9.6	INSURANCE

The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust enterprise or non-profit entity against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the DGCL.

9.7	OTHER INDEMNIFICATION

The Corporation’s obligation, if any, to indemnify or advance expenses to any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity shall be reduced by any amount such person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

9.8	CONTINUATION OF INDEMNIFICATION

The rights to indemnification and to prepayment of expenses provided by, or granted pursuant to, this Article IX shall continue notwithstanding that the person has ceased to be a director or officer of the Corporation and shall inure to the benefit of the estate, heirs, executors, administrators, legatees and distributees of such person.

9.9	AMENDMENT OR REPEAL

The provisions of this Article IX shall constitute a contract between the Corporation, on the one hand, and, on the other hand, each individual who serves or has served as a director or officer of the Corporation (whether

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before or after the adoption of these bylaws), in consideration of such person’s performance of such services, and pursuant to this Article IX the Corporation intends to be legally bound to each such current or former director or officer of the Corporation. With respect to current and former directors and officers of the Corporation, the rights conferred under this Article IX are present contractual rights and such rights are fully vested, and shall be deemed to have vested fully, immediately upon adoption of theses bylaws. With respect to any directors or officers of the Corporation who commence service following adoption of these bylaws, the rights conferred under this provision shall be present contractual rights and such rights shall fully vest, and be deemed to have vested fully, immediately upon such director or officer commencing service as a director or officer of the Corporation. Any repeal or modification of the foregoing provisions of this Article IX shall not adversely affect any right or protection (i) hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification or (ii) under any agreement providing for indemnification or advancement of expenses to an officer or director of the Corporation in effect prior to the time of such repeal or modification.

ARTICLE X. AMENDMENTS

Subject to the limitations set forth in Section 9.9 of these bylaws or the provisions of the certificate of incorporation, the Board is expressly empowered to adopt, amend or repeal the bylaws of the Corporation. Any adoption, amendment or repeal of the bylaws of the Corporation by the Board shall require the approval of a majority of the number of directors then in office. The stockholders also shall have power to adopt, amend or repeal the bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the certificate of incorporation, such action by stockholders shall require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66‑2/3%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote at an election of directors.

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APPENDIX B-2

Marked Copy of Amended and Restated Bylaws

OF

THE TRADE DESK, INC.

(a Delaware corporation)

ARTICLE I. CORPORATE OFFICES
1.1	REGISTERED OFFICE	1
1.2	OTHER OFFICES	1
ARTICLE II. MEETINGS OF STOCKHOLDERS
2.1	PLACE OF MEETINGS	1
2.2	ANNUAL MEETING	1
2.3	SPECIAL MEETING	1
2.4	ADVANCE NOTICE PROCEDURES FOR BUSINESS BROUGHT BEFORE A MEETING	~~2~~3
2.5	ADVANCE NOTICE PROCEDURES FOR NOMINATIONS OF DIRECTORS	~~6~~6
2.6	NOTICE OF STOCKHOLDERS’ MEETINGS	~~8~~8
2.7	MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE	~~9~~8
2.8	QUORUM	~~9~~9
2.9	ADJOURNED MEETING; NOTICE	~~9~~9
2.10	CONDUCT OF BUSINESS	~~9~~9
2.11	VOTING	~~10~~9
2.12	NO STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING	~~10~~9
2.13	RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS	~~10~~10
2.14	PROXIES	~~11~~10
2.15	LIST OF STOCKHOLDERS ENTITLED TO VOTE	~~11~~10
2.16	INSPECTORS OF ELECTION	~~11~~11
ARTICLE III. DIRECTORS
3.1	POWERS	~~12~~11
3.2	NUMBER OF DIRECTORS	~~12~~11
3.3	ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS	~~13~~11
3.4	RESIGNATION AND VACANCIES	~~13~~12
3.5	PLACE OF MEETINGS; MEETINGS BY TELEPHONE	~~13~~12
3.6	REGULAR MEETINGS	~~13~~12
3.7	SPECIAL MEETINGS; NOTICE	~~14~~12
3.8	QUORUM	~~14~~13
3.9	BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING	~~14~~13
3.10	FEES AND COMPENSATION OF DIRECTORS	~~15~~13
3.11	REMOVAL OF DIRECTORS	~~15~~13
ARTICLE IV. COMMITTEES
4.1	COMMITTEES OF DIRECTORS	~~15~~13
4.2	COMMITTEE MINUTES	~~15~~14
4.3	MEETINGS AND ACTION OF COMMITTEES	~~15~~14
ARTICLE V. OFFICERS
5.1	OFFICERS	~~16~~14
5.2	APPOINTMENT OF OFFICERS	~~16~~15
5.3	SUBORDINATE OFFICERS	~~16~~15
5.4	REMOVAL AND RESIGNATION OF OFFICERS	~~17~~15
5.5	VACANCIES IN OFFICES	~~17~~15

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5.6	REPRESENTATION OF SHARES OF OTHER CORPORATIONS	~~17~~15
5.7	AUTHORITY AND DUTIES OF OFFICERS	~~17~~15
ARTICLE VI. RECORDS AND REPORTS
6.1	MAINTENANCE AND INSPECTION OF RECORDS	~~17~~16
6.2	INSPECTION BY DIRECTORS	~~18~~16
ARTICLE VII. GENERAL MATTERS
7.1	EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS	~~18~~16
7.2	STOCK CERTIFICATES; PARTLY PAID SHARES	~~18~~16
7.3	SPECIAL DESIGNATION ON CERTIFICATES	~~19~~17
7.4	LOST CERTIFICATES	~~19~~17
7.5	CONSTRUCTION; DEFINITIONS	~~19~~17
7.6	DIVIDENDS	~~19~~17
7.7	FISCAL YEAR	~~20~~17
7.8	SEAL	~~20~~17
7.9	TRANSFER OF STOCK	~~20~~18
7.10	STOCK TRANSFER AGREEMENTS	~~20~~18
7.11	REGISTERED STOCKHOLDERS	~~20~~18
7.12	WAIVER OF NOTICE	~~21~~18
ARTICLE VIII. NOTICE BY ELECTRONIC TRANSMISSION
8.1	NOTICE BY ELECTRONIC TRANSMISSION	~~21~~18
8.2	DEFINITION OF ELECTRONIC TRANSMISSION	~~22~~19
ARTICLE IX. INDEMNIFICATION
9.1	INDEMNIFICATION OF DIRECTORS AND OFFICERS	~~22~~19
9.2	INDEMNIFICATION OF OTHERS	~~22~~19
9.3	PREPAYMENT OF EXPENSES	~~23~~20
9.4	DETERMINATION; CLAIM	~~23~~20
9.5	NON-EXCLUSIVITY OF RIGHTS	~~23~~20
9.6	INSURANCE	~~23~~20
9.7	OTHER INDEMNIFICATION	~~23~~20
9.8	CONTINUATION OF INDEMNIFICATION	~~24~~20
9.9	AMENDMENT OR REPEAL	~~24~~20
ARTICLE X. AMENDMENTS

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AMENDED AND RESTATED BYLAWS

OF

THE TRADE DESK, INC.

ARTICLE I. CORPORATE OFFICES

1.1	REGISTERED OFFICE

The registered office of The Trade Desk, Inc. (the “Corporation”) shall be fixed in the Corporation’s certificate of incorporation, as the same may be amended and/or restated from time to time (the “certificate of incorporation”).

1.2	OTHER OFFICES

The Corporation’s board of directors (the “Board”) may at any time establish other offices at any place or places where the Corporation is qualified to do business.

ARTICLE II. MEETINGS OF STOCKHOLDERS

2.1	PLACE OF MEETINGS

Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the Board. The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the General Corporation Law of the State of Delaware (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the Corporation’s principal executive office.

2.2	ANNUAL MEETING

The Board shall designate the date and time of the annual meeting. At the annual meeting, directors shall be elected and other proper business properly brought before the meeting in accordance with Section 2.4 may be transacted.

2.3	SPECIAL MEETING

(i)A special meeting of the stockholders of the Corporation may be called at any time only by (a) the Board~~,~~ pursuant to a resolution adopted by a majority of the Whole Board; (b) the chairman of the Board (or in the event of co-chairmen, either co‑chairman)~~,~~; (c) the chief executive officer; or (d) the president (in the absence of a chief executive officer)~~, but such~~.  In addition, special meetings of the stockholders of the Corporation shall be called by the secretary of the Corporation upon a request made in accordance with this Section 2.3 by one or more persons who own, in the aggregate, at least 20% of the aggregate number of outstanding shares of Class A Common Stock and Class B Common Stock on the Ownership Record Date (as defined below) and who each have owned at least such number of shares included in such aggregate amount continuously from the date that is one year prior to the Ownership Record Date through the date of the conclusion of the special meeting so requested (a meeting called in accordance with this clause (e), a “Stockholder Requested Meeting”).  Other than as provided in this Section 2.3(i), special meetings of the stockholders of the Corporation may not be called by ~~the stockholders or~~ any other person or persons.  For purposes of these bylaws, “Whole Board” shall mean the total number of authorized directors constituting the Board whether or not there exist any vacancies or other unfilled seats in previously authorized directorships.

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(ii)For purposes of Section 2.3(i):

(a)A person is deemed to “own” only those outstanding shares of stock of the Corporation as to which such person holds the title directly or that such person is deemed to own by virtue of title being held by a nominee, custodian or other agent of such person pursuant to Rule 200(b) of the Exchange Act (as defined below) (as such rule is in effect on the date on which the Corporation’s bylaws were first amended to include this Section 2.3(ii)(a)), and, in each case, as to which such person possesses both:  (A) the full voting and investment authority pertaining to the shares; and (B) the full economic interest in (including the opportunity for profit and risk of loss on) the shares, except that the number of shares calculated in accordance with the foregoing clauses (A) and (B) shall not include any shares (x) sold by such person in any transaction that has not been settled or closed, (y) borrowed by the person for any purposes or purchased by the person pursuant to an agreement to resell, including, without limitation, any “short position” as defined in Rule 14e‑4(a) of the Exchange Act (as such rule is in effect on the date on which the Corporation’s bylaws were first amended to include this Section 2.3(ii)(a)) or (z) subject to any option, warrant, forward contract, swap, contract of sale, or other derivative or similar agreement entered into by the person, whether the instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding shares of stock of the Corporation, if the instrument or agreement has, or is intended to have, or if exercised would have, the purpose or effect of (i) reducing in any manner, to any extent or at any time in the future the person’s full right to vote or direct the voting of the shares and/or (ii) hedging, offsetting or altering to any degree any gain or loss arising from the full economic ownership of the shares by the person.

(b)A person’s ownership of shares is deemed to continue during any period in which the person has delegated any voting power by means of a proxy, power of attorney, or other instrument or arrangement that is revocable at any time by the person.

(iii)Any person seeking to request the calling of a Stockholder Requested Meeting may first request that the Board fix a record date to determine the persons entitled to request a special meeting (such record date, the “Ownership Record Date”) by delivering or mailing notice to the secretary of the Corporation at the principal executive offices of the Corporation. The Board may fix the Ownership Record Date, which shall not precede, and shall not be more than 10 days after, the date upon which the resolution fixing the Ownership Record Date is adopted by the Board. If no such notice is given or if the Board does not, within 10 days of the secretary’s receipt of such notice, adopt a resolution fixing the Ownership Record Date, the Ownership Record Date shall be the date that the first request to call a special meeting is received by the secretary with respect to the proposed business to be conducted at a special meeting.

(iv)To be validly made in accordance with these bylaws, a request for a Stockholder Requested Meeting must:

(a)be delivered to, or mailed and received by, the secretary of the Corporation at the principal executive offices of the Corporation during the period commencing on the date that is 30 days after the date of the conclusion of the most recent annual meeting and ending on the date that is 120 days prior to the one-year anniversary of the date of the conclusion of the most recent annual meeting;

(b)set forth any information necessary to verify the satisfaction of the conditions set forth in the second sentence of Section 2.3(i);

(c)set forth, as to each record stockholder (unless such record stockholder is acting solely as a nominee for a beneficial owner), each beneficial owner, if any, directing a record stockholder to sign such request and each other person on whose behalf such beneficial owner or record stockholder is acting, other than persons who have provided such request solely in response to any form of public solicitation for such requests (any such beneficial owner, record stockholder or other person, a “Disclosing Party”), the information required to be disclosed by a Proposing Person pursuant to Section 2.4(iii)(a)–(c) of these bylaws;

(d)set forth, with respect to each nomination, if any, of a director for election to the Board proposed to be made at such special meeting, the information required to be disclosed pursuant to Section 2.5(iii)(a)–(c) of these bylaws and the information and materials required under Section 2.5(vi) of these bylaws;

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(e)not relate to an item of business that is not a proper subject for stockholder action under applicable law; and

(f)be updated and supplemented, if necessary, so that the information provided or required to be provided pursuant to this Section 2.3(iv) is true and correct as of the record date for notice of the meeting and as of the date that is 10 business days prior to the meeting or any adjournment or postponement thereof, with such update and supplement being delivered to, or mailed and received by, the secretary at the principal executive offices of the Corporation not later than 5 business days after the record date for notice of the meeting (in the case of the update and supplement required to be made as of such record date), and not later than 8 business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of 10 business days prior to the meeting or any adjournment or postponement thereof).

(v)A Stockholder Requested Meeting shall be held at such date, time and place, if any, as the Board shall fix; provided, however, that the date of any such special meeting shall be not more than 90 days after the request for such special meeting is made in accordance with this Section 2.3; provided further that the Board shall have discretion to determine whether or not to proceed with such special meeting if before or after such special meeting is noticed the requirements of this Section 2.3 do not remain satisfied (including if requests for such Stockholder Requested Meeting are revoked such that the conditions set forth in the second sentence of Section 2.3(i) do not remain satisfied).

(vi)No business may be transacted at such special meeting other than the business specified in such notice to stockholders, which, in the case of a Stockholder Requested Meeting, may include any other matters that the Board determines to include therein. Nothing contained in ~~this paragraph of~~ this Section 2.3 shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board may be held.

(vii)As used in this Section 2.3, “person” shall mean (a) an individual, a corporation, a partnership, a limited liability company, an association, a joint stock company, a trust, a business trust, a government or political subdivision, any unincorporated organization, or any other association or entity including any successor (by merger or otherwise) thereof or thereto, and (b) a “group” as that term is used for purposes of Section 13(d)(3) of the Exchange Act.  The term “person” shall also include all “affiliates” thereof, as such term is defined in Rule 12b-2 of the Exchange Act.

2.4	ADVANCE NOTICE PROCEDURES FOR BUSINESS BROUGHT BEFORE A MEETING

(i)At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in a notice of meeting given by or at the direction of the Board, (b) if not specified in a notice of meeting, otherwise brought before the meeting by or at the direction of the Board or the chairman of the Board (or in the event of co-chairmen, either co-chairman), or (c) otherwise properly brought before the meeting by a stockholder present in person who (A) (1) was a beneficial owner of shares of the Corporation both at the time of giving the notice provided for in this Section 2.4 and at the time of the meeting, (2) is entitled to vote at the meeting and (3) has complied with this Section 2.4 in all applicable respects, or (B) properly made such proposal in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”). The foregoing clause (c) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of the stockholders. The only matters that may be brought before a special meeting are the matters specified in the notice of meeting given by or at the direction of the person calling the meeting pursuant to Section 2.3 of these bylaws~~, and~~; provided that, in the case of a Stockholder Requested Meeting, for any matter specified in such notice pursuant to a request made in accordance with Section 2.3 of these bylaws, such matter may only be brought before such Stockholder Requested Meeting by a Disclosing Party present in person who made or directed such request. Any determination by the Board regarding the satisfaction of the requirements set forth in Section 2.3, Section 2.4 and Section 2.5 of these bylaws shall be binding on the Corporation and its stockholders. Stockholders shall not be permitted to propose business to be brought before a special meeting of the stockholders that is not a Stockholder

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Requested Meeting. For purposes of Sections 2.4 and 2.5, “present in person” shall mean that the stockholder proposing that the business be brought before the annual meeting of the Corporation, or, if the proposing stockholder is not an individual, a qualified representative of such proposing stockholder, appear at such annual meeting. A “qualified representative” of such proposing stockholder shall be, if such proposing stockholder is (x) a general or limited partnership, any general partner or person who functions as a general partner of the general or limited partnership or who controls the general or limited partnership, (y) a corporation or a limited liability company, any officer or person who functions as an officer of the corporation or limited liability company or any officer, director, general partner or person who functions as an officer, director or general partner of any entity ultimately in control of the corporation or limited liability company or (z) a trust, any trustee of such trust. Stockholders seeking to nominate persons for election to the Board must comply with Section 2.5 of these bylaws, and this Section 2.4 shall not be applicable to nominations except as expressly provided in Section 2.5 of these bylaws.

(ii)Without qualification, for business to be properly brought before an annual meeting by a stockholder, the stockholder must (a) provide Timely Notice (as defined below) thereof in writing and in proper form to the secretary of the Corporation and (b) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.4. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made (such notice within such time periods, “Timely Notice”). In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of Timely Notice as described above.

(iii)To be in proper form for purposes of this Section 2.4, a stockholder’s notice to the secretary shall set forth:

(a)As to each Proposing Person (as defined below), (A) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books and records); and (B) the class or series and number of shares of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future (the disclosures to be made pursuant to the foregoing clauses (A) and (B) are referred to as “Stockholder Information”);

(b)As to each Proposing Person, (A) the full notional amount of any securities that, directly or indirectly, underlie any “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) that constitutes a “call equivalent position” (as such term is defined in Rule 16a-1(b) under the Exchange Act) (“Synthetic Equity Position”) and that is, directly or indirectly, held or maintained by such Proposing Person with respect to any shares of any class or series of shares of the Corporation; provided that, for the purposes of the definition of “Synthetic Equity Position,” the term “derivative security” shall also include any security or instrument that would not otherwise constitute a “derivative security” as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming determinable only at some future date or upon the happening of a future occurrence, in which case the determination of the amount of securities into which such security or instrument would be convertible or exercisable shall be made assuming that such security or instrument is immediately convertible or exercisable at the time of such determination; and, provided, further, that any Proposing Person satisfying the requirements of Rule 13d-1(b)(1) under the Exchange Act (other than a Proposing Person that so satisfies Rule 13d-1(b)(1) under the Exchange Act solely by reason of Rule 13d-1(b)(1)(ii)(E)) shall not be deemed to hold or maintain the notional amount of any securities that underlie a Synthetic Equity Position held by such Proposing Person as a hedge with respect to a bona fide derivatives trade or position of such Proposing Person arising in the ordinary course of such Proposing Person’s business as a derivatives dealer, (B) any rights to dividends on the shares of any class or series of shares of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, (C) (x) if such Proposing Person is (i) a general or limited partnership, syndicate or other group, the identity of each

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general partner and each person who functions as a general partner of the general or limited partnership, each member of the syndicate or group and each person controlling the general partner or member, (ii) a corporation or a limited liability company, the identity of each officer and each person who functions as an officer of the corporation or limited liability company, each person controlling the corporation or limited liability company and each officer, director, general partner and person who functions as an officer, director or general partner of any entity ultimately in control of the corporation or limited liability company or (iii) a trust, any trustee of such trust (each such person or persons set forth in the preceding clauses (i), (ii) and (iii), a “Responsible Person”), any fiduciary duties owed by such Responsible Person to the equity holders or other beneficiaries of such Proposing Person and any material interests or relationships of such Responsible Person that are not shared generally by other record or beneficial holders of the shares of any class or series of the Corporation and that reasonably could have influenced the decision of such Proposing Person to propose such business to be brought before the meeting, and (y) if such Proposing Person is a natural person, any material interests or relationships of such natural person that are not shared generally by other record or beneficial holders of the shares of any class or series of the Corporation and that reasonably could have influenced the decision of such Proposing Person to propose such business to be brought before the meeting, (D) any material shares or any Synthetic Equity Position in any principal competitor of the Corporation in any principal industry of the Corporation held by such Proposing Persons, (E) a summary of any material discussions regarding the business proposed to be brought before the meeting (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other record or beneficial holder of the shares of any class or series of the Corporation (including their names), (F) any material pending or threatened legal proceeding in which such Proposing Person is a party or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation, (G) any other material relationship between such Proposing Person, on the one hand, and the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation, on the other hand, (H) any direct or indirect material interest in any material contract or agreement of such Proposing Person with the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement) and (I) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (A) through (I) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner; and

(c)As to each item of business that the stockholder proposes to bring before the annual meeting, (A) a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws of the Corporation, the language of the proposed amendment), (C) a reasonably detailed description of all agreements, arrangements and understandings between or among any of the Proposing Persons or between or among any Proposing Person and any other person or entity (including their names) in connection with the proposal of such business by such stockholder and (D) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act; provided, however, that the disclosures required by this Section 2.4(iii) shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner.

(iv)For purposes of this Section 2.4, the term “Proposing Person” shall mean (a) the stockholder providing the notice of business proposed to be brought before an annual meeting, (b) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made and (c) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation or associate (within the meaning of Rule 12b-2 under the Exchange Act for the purposes of these bylaws) of such stockholder or beneficial owner.

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(v)A Proposing Person shall update and supplement its notice to the Corporation of its intent to propose business at an annual meeting, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.4 shall be true and correct as of the record date for notice of the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for notice of the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

(vi)Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at an annual meeting that is not properly brought before the meeting in accordance with this Section 2.4. The presiding officer of the meeting shall, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with this Section 2.4, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

(vii)This Section 2.4 is expressly intended to apply to any business proposed to be brought before an annual meeting of stockholders, other than any proposal made in accordance with Rule 14a-8 under the Exchange Act and included in the Corporation’s proxy statement. In addition to the requirements of this Section 2.4 with respect to any business proposed to be brought before an annual meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such business. Nothing in this Section 2.4 shall be deemed to affect the rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(viii)For purposes of these bylaws, “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

2.5	ADVANCE NOTICE PROCEDURES FOR NOMINATIONS OF DIRECTORS

(i)Nominations of any person for election to the Board at an annual meeting or at a special meeting (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting) may be made at such meeting only (a) by or at the direction of the Board, including by any committee or persons authorized to do so by the Board or these bylaws, ~~or~~ (b) by a stockholder present in person, as defined in Section 2.4, (A) who was a beneficial owner of shares of the Corporation both at the time of giving the notice provided for in this Section 2.5 and at the time of the meeting, (B) is entitled to vote at the meeting and (C) has complied with this Section 2.5 as to such notice and nomination, or (c) in the case of a Stockholder Requested Meeting, by a Disclosing Party present in person who made or directed a request for such meeting in accordance with Section 2.3 of these bylaws. The foregoing clause (b) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting or special meeting that is not a Stockholder Requested Meeting. The foregoing clause (c) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board at a Stockholder Requested Meeting.

(ii)Without qualification, for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting, the stockholder must (a) provide Timely Notice (as defined in Section 2.4(ii) of these bylaws) thereof in writing and in proper form to the secretary of the Corporation, (b) provide the information with respect to such stockholder and its proposed nominee as required by this Section 2.5, and (c) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5. ~~Without qualification, if~~If the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling ~~such~~a special meeting that is not a Stockholder Requested Meeting, then for a stockholder to make any nomination of a person or persons for election to the Board at ~~a~~such special meeting, the stockholder must (a) provide Timely Notice thereof in writing and in proper form to the secretary of the Corporation at the principal executive offices of the Corporation, (b) provide the information with respect to such stockholder

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and its proposed nominee as required by this Section 2.5, and (c) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5. To be timely, a stockholder’s notice for nominations to be made at a special meeting that is not a Stockholder Requested Meeting must be delivered to, or mailed and received at, the principal executive offices of the Corporation not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the ninetieth (90th) day prior to such special meeting or, if later, the tenth (10th) day following the day on which public disclosure (as defined in Section 2.4(viii) of these bylaws) of the date of such special meeting was first made. In no event shall any adjournment or postponement of an annual meeting or special meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.

(iii)To be in proper form for purposes of this Section 2.5, a stockholder’s notice to the secretary shall set forth:

(a)As to each Nominating Person (as defined below), the Stockholder Information (as defined in Section 2.4(iii)(a) of these bylaws) except that for purposes of this Section 2.5, the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(iii)(a);

(b)As to each Nominating Person, any Disclosable Interests (as defined in Section 2.4(iii)(b), except that for purposes of this Section 2.5 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(iii)(b) and the disclosure with respect to the business to be brought before the meeting in Section 2.4(iii)(b) shall be made with respect to the election of directors at the meeting);

(c)As to each person whom a Nominating Person proposes to nominate for election as a director, (A) all information with respect to such proposed nominee that would be required to be set forth in a stockholder’s notice pursuant to this Section 2.5 if such proposed nominee were a Nominating Person, (B) all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (C) a description of any direct or indirect material interest in any material contract or agreement between or among any Nominating Person, on the one hand, and each proposed nominee or his or her respective associates or any other participants in such solicitation, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant (the disclosures to be made pursuant to the foregoing clauses (A) through (C) are referred to as “Nominee Information”), and (D) a completed and signed questionnaire, representation and agreement as provided in Section 2.5(vi); and

(d)The Corporation may require any proposed nominee to furnish such other information (A) as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation in accordance with the Corporation’s Corporate Governance Guidelines or (B) that could be material to a reasonable stockholder’s understanding of the independence or lack of independence of such proposed nominee.

(iv)For purposes of this Section 2.5, the term “Nominating Person” shall mean (a) the stockholder providing the notice of the nomination proposed to be made at the meeting, (b) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made and (c) any associate of such stockholder or beneficial owner or any other participant in such solicitation.

(v)A stockholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.5 shall be true and correct as of the record date for notice of the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for notice of the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business

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days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

(vi)To be eligible to be a nominee for election as a director of the Corporation at an annual or special meeting, the proposed nominee must be nominated in the manner prescribed in Section 2.5 and must deliver (in accordance with the time period prescribed for delivery in a notice to such proposed nominee given by or on behalf of the Board), to the secretary at the principal executive offices of the Corporation, (a) a completed written questionnaire (in a form provided by the Corporation) with respect to the background, qualifications, stock ownership and independence of such proposed nominee and (b) a written representation and agreement (in form provided by the Corporation) that such proposed nominee (A) is not and, if elected as a director during his or her term of office, will not become a party to (1) any agreement, arrangement or understanding with, and has not given and will not give any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) or (2) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such proposed nominee’s fiduciary duties under applicable law, (B) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation or reimbursement for service as a director and (C) if elected as a director of the Corporation, will comply with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading and other policies and guidelines of the Corporation applicable to directors and in effect during such person’s term in office as a director (and, if requested by any proposed nominee, the secretary of the Corporation shall provide to such proposed nominee all such policies and guidelines then in effect).

(vii)In addition to the requirements of this Section 2.5 with respect to any nomination proposed to be made at a meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations.

(viii)No proposed nominee shall be eligible for nomination as a director of the Corporation unless such proposed nominee and the Nominating Person seeking to place such proposed nominee’s name in nomination have complied with this Section 2.5, as applicable. The presiding officer at the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with this Section 2.5, and if he or she should so determine, he or she shall so declare such determination to the meeting, the defective nomination shall be disregarded and any ballots cast for the proposed nominee in question (but in the case of any form of ballot listing other qualified nominees, only the ballots case for the nominee in question) shall be void and of no force or effect.

2.6	NOTICE OF STOCKHOLDERS’ MEETINGS

Unless otherwise provided by law, the certificate of incorporation or these bylaws, the notice of any meeting of stockholders shall be sent or otherwise given in accordance with either Section 2.7 or Section 8.1 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, if any, date and hour of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

2.7	MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

Notice of any meeting of stockholders shall be deemed given:

(i)if mailed, when deposited in the U.S. mail, postage prepaid, directed to the stockholder at his, her or its address as it appears on the Corporation’s records; or

(ii)if electronically transmitted as provided in Section 8.1 of these bylaws.

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An affidavit of the secretary or an assistant secretary of the Corporation or of the transfer agent or any other agent of the Corporation that the notice has been given by mail or by a form of electronic transmission, as applicable, shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

2.8	QUORUM

Unless otherwise provided by law, the certificate of incorporation or these bylaws, the holders of a majority in voting power of the stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. If, however, a quorum is not present or represented at any meeting of the stockholders, then either (i) the chairman of the meeting or (ii) a majority in voting power of the stockholders entitled to vote at the meeting, present in person, or by remote communication, if applicable, or represented by proxy, shall have power to adjourn the meeting from time to time in the manner provided in Section 2.9 of these bylaws until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

2.9	ADJOURNED MEETING; NOTICE

When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

2.10	CONDUCT OF BUSINESS

The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business.

2.11	VOTING

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.13 of these bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgers and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.

Except as may be otherwise provided in the certificate of incorporation or these bylaws, each stockholder shall be entitled to one (1) vote for each share of capital stock held by such stockholder.

At all duly called or convened meetings of stockholders, at which a quorum is present, for the election of directors, a plurality of the votes cast shall be sufficient to elect a director. Except as otherwise provided by the certificate of incorporation, these bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities, all other elections and questions presented to the stockholders at a duly called or convened meeting, at which a quorum is present, shall be decided by the majority of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes) and shall be valid and binding upon the Corporation.

2.12	NO STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Except as otherwise provided by the certificate of incorporation and subject to the rights of the holders of the shares of any series of preferred stock or any other class of stock or series thereof having a preference over the common stock as to dividends or upon liquidation, prior to the first date on which the outstanding shares of Class B Common Stock of the Corporation represent less than 50% of the total voting power represented by the voting securities of the Corporation, any action required or permitted to be taken by the stockholders of the Corporation

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must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

2.13	RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS

In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other such action.

If the Board does not so fix a record date:

(i)The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(ii)The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

2.14	PROXIES

Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL. A proxy may be in the form of a telegram, cablegram or other means of electronic transmission which sets forth or is submitted with information from which it can be determined that the telegram, cablegram or other means of electronic transmission was authorized by the stockholder.

2.15	LIST OF STOCKHOLDERS ENTITLED TO VOTE

The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the Corporation’s principal executive office. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

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2.16	INSPECTORS OF ELECTION

Before any meeting of stockholders, the Board shall appoint an inspector or inspectors of election to act at the meeting or its adjournment and make a written report thereof. The number of inspectors shall be either one (1) or three (3). If any person appointed as inspector fails to appear or fails or refuses to act, then the chairman of the meeting may, and upon the request of any stockholder or a stockholder’s proxy shall, appoint a person to fill that vacancy.

Such inspectors shall:

(i)determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

(ii)receive votes or ballots;

(iii)hear and determine all challenges and questions in any way arising in connection with the right to vote;

(iv)count and tabulate all votes;

(v)determine when the polls shall close;

(vi)determine the result; and

(vii)do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein. The inspectors of election may appoint such persons to assist them in performing their duties as they determine.

ARTICLE III. DIRECTORS

3.1	POWERS

Subject to the provisions of the DGCL and any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board.

3.2	NUMBER OF DIRECTORS

The authorized number of directors shall be determined from time to time by resolution of the Board, provided the Board shall consist of at least one (1) member. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3	ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS

Except as provided in Section 3.4 of these bylaws, each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws. The certificate of incorporation or these bylaws may prescribe other qualifications for directors.

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If so provided in the certificate of incorporation, the directors of the Corporation shall be divided into three (3) classes.

3.4	RESIGNATION AND VACANCIES

Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation. When one or more directors so resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

Unless otherwise provided in the certificate of incorporation or these bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors shall, unless the Board determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under these bylaws in the case of the death, removal or resignation of any director.

3.5	PLACE OF MEETINGS; MEETINGS BY TELEPHONE

The Board may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting pursuant to this bylaw shall constitute presence in person at the meeting.

3.6	REGULAR MEETINGS

Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.

3.7	SPECIAL MEETINGS; NOTICE

Special meetings of the Board for any purpose or purposes may be called at any time by the chairman of the Board (or in the event of co- chairmen, either co-chairman), the chief executive officer, the president (in the event there is no chief executive officer of the Corporation), the secretary, the Lead Director (as defined below) or a majority of the number of directors then in office.

Notice of the time and place of special meetings shall be:

(i)delivered personally by hand, by courier or by telephone;

(ii)sent by United States first-class mail, postage prepaid;

(iii)sent by facsimile; or

(iv)sent by electronic mail,

directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the Corporation’s records.

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If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the meeting. If the notice is sent by U.S. mail, it shall be deposited in the U.S. mail at least four (4) days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting.

3.8	QUORUM

At all meetings of the Board, a majority of the number of directors then in office shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the certificate of incorporation or these bylaws. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

3.9	BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

3.10	FEES AND COMPENSATION OF DIRECTORS

Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board shall have the authority to fix the compensation of directors.

3.11	REMOVAL OF DIRECTORS

Except as otherwise provided by the DGCL or the certificate of incorporation, the Board of Directors or any individual director may be removed from office at any time, but only with cause by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all the then outstanding shares of voting stock of the Corporation entitled to vote at an election of directors.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

ARTICLE IV. COMMITTEES

4.1	COMMITTEES OF DIRECTORS

The Board may designate one (1) or more committees, each committee to consist of one (1) or more of the directors of the Corporation. The Board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise all

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the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the Corporation.

4.2	COMMITTEE MINUTES

Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

4.3	MEETINGS AND ACTION OF COMMITTEES

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(i)Section 3.5 (place of meetings and meetings by telephone);

(ii)Section 3.6 (regular meetings);

(iii)Section 3.7 (special meetings and notice);

(iv)Section 3.8 (quorum);

(v)Section 3.9 (action without a meeting); and

(vi)Section 7.12 (waiver of notice),

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members. However:

the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;

special meetings of committees may also be called by resolution of the Board or the chairperson of the applicable committee; and

notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board may adopt rules for the governance of any committee not inconsistent with the provisions of these bylaws.

ARTICLE V. OFFICERS

5.1	OFFICERS

The officers of the Corporation shall be a president, a secretary and a treasurer. The Corporation may also have, at the discretion of the Board, a chairman of the Board (or co-chairmen of the Board), a vice chairman of the Board, a chief executive officer, a chief financial officer, one (1) or more vice presidents, one (1) or more assistant vice presidents, one (1) or more assistant treasurers, one (1) or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.

If the chairman of the Board is a member of management or does not otherwise qualify as an independent director as determined in accordance with the rules of the Corporation’s principal stock exchange, the independent directors (as determined in accordance with such rules) shall elect a lead director (the “Lead Director”) who shall be an independent director as determined in accordance with such rules. In addition to the responsibilities set forth in

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the Corporation’s corporate governance guidelines, as amended from time to time, the Lead Director shall preside at all meetings of the Board at which the chairman of the Board is not present, including executive sessions.

5.2	APPOINTMENT OF OFFICERS

The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws, subject to the rights, if any, of an officer under any contract of employment.

5.3	SUBORDINATE OFFICERS

The Board may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, the president, to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board may from time to time determine.

5.4	REMOVAL AND RESIGNATION OF OFFICERS

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board at any regular or special meeting of the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

5.5	VACANCIES IN OFFICES

Any vacancy occurring in any office of the Corporation shall be filled by the Board or as provided in Section 5.2.

5.6	REPRESENTATION OF SHARES OF OTHER CORPORATIONS

The chairman of the Board (or in the event of co-chairmen, either co-chairman), the chief executive officer, the president, any vice president, the treasurer, the secretary or assistant secretary of this Corporation, or any other person authorized by the Board or the president or a vice president, is authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7	AUTHORITY AND DUTIES OF OFFICERS

All officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board or the stockholders and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.

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ARTICLE VI. RECORDS AND REPORTS

6.1	MAINTENANCE AND INSPECTION OF RECORDS

The Corporation shall, either at its principal executive office or at such place or places as designated by the Board, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books and other records.

Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation’s stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person’s interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent so to act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in Delaware or at its principal executive office.

6.2	INSPECTION BY DIRECTORS

Any director shall have the right to examine the Corporation’s stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his or her position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the Corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

ARTICLE VII. GENERAL MATTERS

7.1	EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

The Board, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

7.2	STOCK CERTIFICATES; PARTLY PAID SHARES

The shares of the Corporation shall be represented by certificates or shall be uncertificated. Certificates for the shares of stock, if any, shall be in such form as is consistent with the certificate of incorporation and applicable law. Every holder of stock represented by a certificate shall be entitled to have a certificate signed by, or in the name of the Corporation by the chairman (or in the event of co-chairmen, either co- chairman) or vice-chairman of the Board, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon

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the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

7.3	SPECIAL DESIGNATION ON CERTIFICATES

If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

7.4	LOST CERTIFICATES

Except as provided in this Section 7.4, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and canceled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

7.5	CONSTRUCTION; DEFINITIONS

Unless the context requires otherwise, the general provisions, rules of construction and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

7.6	DIVIDENDS

The Board, subject to any restrictions contained in either (i) the DGCL or (ii) the certificate of incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property or in shares of the Corporation’s capital stock.

The Board may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

7.7	FISCAL YEAR

The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.

7.8	SEAL

The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

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7.9	TRANSFER OF STOCK

Shares of the Corporation shall be transferable in the manner prescribed by law and in these bylaws. Shares of stock of the Corporation shall be transferred on the books of the Corporation only by the holder of record thereof or by such holder’s attorney duly authorized in writing, upon surrender to the Corporation of the certificate or certificates representing such shares endorsed by the appropriate person or persons (or by delivery of duly executed instructions with respect to uncertificated shares), with such evidence of the authenticity of such endorsement or execution, transfer, authorization and other matters as the Corporation may reasonably require, and accompanied by all necessary stock transfer stamps. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing the names of the persons from and to whom it was transferred.

7.10	STOCK TRANSFER AGREEMENTS

The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

7.11	REGISTERED STOCKHOLDERS

The Corporation:

(i)shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner;

(ii)shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares; and

(iii)shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

7.12	WAIVER OF NOTICE

Whenever notice is required to be given under any provision of the DGCL, the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

ARTICLE VIII. NOTICE BY ELECTRONIC TRANSMISSION

8.1	NOTICE BY ELECTRONIC TRANSMISSION

Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the certificate of incorporation or these bylaws, any notice to stockholders given by the Corporation under any provision of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if:

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(i)the Corporation is unable to deliver by electronic transmission two (2) consecutive notices given by the Corporation in accordance with such consent; and

(ii)such inability becomes known to the secretary or an assistant secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(i)if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(ii)if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(iii)if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(iv)if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

8.2	DEFINITION OF ELECTRONIC TRANSMISSION

An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

ARTICLE IX. INDEMNIFICATION

9.1	INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Corporation shall indemnify and hold harmless, to the fullest extent permitted by the DGCL as it presently exists or may hereafter be amended, any director or officer of the Corporation who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such person in connection with any such Proceeding. Notwithstanding the preceding sentence, except as otherwise provided in Section 9.4, the Corporation shall be required to indemnify a person in connection with a Proceeding initiated by such person only if the Proceeding was authorized in the specific case by the Board.

9.2	INDEMNIFICATION OF OTHERS

The Corporation shall have the power to indemnify and hold harmless, to the extent permitted by applicable law as it presently exists or may hereafter be amended, any employee or agent of the Corporation who was or is made or is threatened to be made a party or is otherwise involved in any Proceeding by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was an employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or

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of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person in connection with any such Proceeding.

9.3	PREPAYMENT OF EXPENSES

The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by any officer or director of the Corporation, and may pay the expenses incurred by any employee or agent of the Corporation, in defending any Proceeding in advance of its final disposition; provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the person to repay all amounts advanced if it should be ultimately determined that the person is not entitled to be indemnified under this Article IX or otherwise.

9.4	DETERMINATION; CLAIM

If a claim for indemnification (following the final disposition of such Proceeding) or advancement of expenses under this Article IX is not paid in full within sixty (60) days after a written claim therefor has been received by the Corporation the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

9.5	NON-EXCLUSIVITY OF RIGHTS

The rights conferred on any person by this Article IX shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the certificate of incorporation, these bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

9.6	INSURANCE

The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust enterprise or non-profit entity against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the DGCL.

9.7	OTHER INDEMNIFICATION

The Corporation’s obligation, if any, to indemnify or advance expenses to any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity shall be reduced by any amount such person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

9.8	CONTINUATION OF INDEMNIFICATION

The rights to indemnification and to prepayment of expenses provided by, or granted pursuant to, this Article IX shall continue notwithstanding that the person has ceased to be a director or officer of the Corporation and shall inure to the benefit of the estate, heirs, executors, administrators, legatees and distributees of such person.

9.9	AMENDMENT OR REPEAL

The provisions of this Article IX shall constitute a contract between the Corporation, on the one hand, and, on the other hand, each individual who serves or has served as a director or officer of the Corporation (whether

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before or after the adoption of these bylaws), in consideration of such person’s performance of such services, and pursuant to this Article IX the Corporation intends to be legally bound to each such current or former director or officer of the Corporation. With respect to current and former directors and officers of the Corporation, the rights conferred under this Article IX are present contractual rights and such rights are fully vested, and shall be deemed to have vested fully, immediately upon adoption of theses bylaws. With respect to any directors or officers of the Corporation who commence service following adoption of these bylaws, the rights conferred under this provision shall be present contractual rights and such rights shall fully vest, and be deemed to have vested fully, immediately upon such director or officer commencing service as a director or officer of the Corporation. Any repeal or modification of the foregoing provisions of this Article IX shall not adversely affect any right or protection (i) hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification or (ii) under any agreement providing for indemnification or advancement of expenses to an officer or director of the Corporation in effect prior to the time of such repeal or modification.

ARTICLE X. AMENDMENTS

Subject to the limitations set forth in Section 9.9 of these bylaws or the provisions of the certificate of incorporation, the Board is expressly empowered to adopt, amend or repeal the bylaws of the Corporation. Any adoption, amendment or repeal of the bylaws of the Corporation by the Board shall require the approval of a majority of the number of directors then in office. The stockholders also shall have power to adopt, amend or repeal the bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the certificate of incorporation, such action by stockholders shall require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66‑2/3%) of the voting power of all of the then outstanding shares of the capital stock of the C~~c~~orporation entitled to vote at an election of directors.

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APPENDIX C

The Trade Desk, Inc.

Amended and Restated Corporate Governance Guidelines

(As of [_______] [●], 2020)

The Board of Directors (the “Board”) of The Trade Desk, Inc. (the “Company”) has adopted the following Corporate Governance Guidelines (the “Guidelines”) to assist the Board in the exercise of its responsibilities and to serve the interests of the Company and its stockholders. These Guidelines should be interpreted in the context of all applicable laws and the Company’s certificate of incorporation, bylaws and other corporate governance documents. These Guidelines acknowledge the leadership exercised by the Board’s standing committees and their chairs and are intended to serve as a flexible framework within which the Board may conduct its business and not as a set of legally binding obligations. The Guidelines are subject to modification from time to time by the Board as the Board may deem appropriate and in the best interests of the Company and its stockholders or as may be required by applicable laws and regulations.

I.	THE BOARD
A.	Independence of the Board

Except as otherwise permitted by the applicable NASDAQ rules, the Board will be comprised of a majority of directors who qualify as independent directors (the “Independent Directors”) as required under NASDAQ rules. The Board will periodically evaluate all relationships between the Company and each Independent Director for the purposes of determining whether a material relationship exists that might represent a potential conflict of interest or otherwise interfere with the director’s ability to satisfy his or her responsibilities as an Independent Director.

B.	Separate Sessions of Independent Directors

The Independent Directors will meet in executive session without non-Independent Directors or management present on a regularly scheduled basis, but no less than twice per year.

C.	Lead Director

If the Chairman of the Board is a member of management or does not otherwise qualify as independent, the Independent Directors shall elect a lead director in accordance with the bylaws. The lead director’s responsibilities include, but are not limited to: presiding over all meetings of the Board at which the Chairman of the Board is not present, including any executive sessions of the Independent Directors; approving Board meeting schedules and agendas; if requested by major stockholders, be available for consultation and direct communication; and acting as the liaison between the Independent Directors and the Chief Executive Officer and Chairman of the Board. At such times as the Chairman of the Board is an Independent Director, the Chairman of the Board will serve as lead director. The Board may modify its leadership structure in the future as it deems appropriate.

D.	Director Qualification Standards and Additional Selection Criteria

The Nominating and Corporate Governance Committee, in recommending director candidates, and the Board, in nominating director candidates, will evaluate candidates in accordance with the qualification standards set forth in Attachment A to these Corporate Governance Guidelines. In addition, the Nominating and Corporate Governance Committee and the Board may also consider the additional selection criteria listed in Attachment A.

E.	No Specific Limitation on Other Board Service

The Board does not believe that its members should be prohibited from serving on boards of other organizations and has not adopted any guidelines limiting such activities. However, the Nominating and Corporate Governance Committee may take into account the nature of and time involved in a director’s service on other boards and/or committees in evaluating the suitability of individual director candidates and current directors.

Service on other boards and/or committees should be consistent with the Company’s conflict of interest policies.

F.	Directors Who Resign or Materially Change Their Current Positions With Their Own Company or Become Aware of Circumstances that May Adversely Reflect upon the Director or the Company

When a director, including any director who is currently an officer or employee of the Company, resigns or materially changes his or her position with his or her employer or becomes aware of circumstances that may adversely reflect upon the director or the Company, such director must notify the Nominating and Corporate Governance Committee of such circumstances. The Nominating and Corporate Governance Committee will consider the circumstances, and may in certain cases recommend that the Board request that the director submit his or her resignation from the Board if, for example, continuing service on the Board by the individual is not consistent with the criteria deemed necessary for continuing service on the Board.

G.	Term Limits

As each director is periodically subject to election by stockholders, the Board does not believe it is in the best interests of the Company to establish term limits at this time. Additionally, such term limits may cause the Company to lose the contribution of directors who have been able to develop, over a period of time, increasing insight into the Company’s business and therefore can provide an increasingly significant contribution to the Board.

H.	Director Responsibilities

The business and affairs of the Company will be managed by or under the direction of the Board, including through one or more of its committees. Each director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. These include:

●	exercising their business judgment in good faith;
●	acting in what they reasonably believe to be the best interest of all stockholders;
●	becoming and remaining well-informed about the Company’s business and operations and general business and economic trends affecting the Company; and
●	ensuring that the business of the Company is conducted so as to further the long- term interests of its stockholders.
I.	Compensation

The Board believes that director compensation should fairly pay directors for work required in a business of the Company’s size and scope, and that compensation should align directors’ interests with the long-term interests of stockholders. The Compensation Committee will review and make recommendations to the Board regarding the cash and equity compensation of directors. The Company’s executive officers do not receive additional compensation for their service as directors.

Except as otherwise permitted by the applicable NASDAQ rules, members of the Audit Committee and Compensation Committee may not directly or indirectly receive any compensation from the Company other than their directors’ compensation, including any compensation for service on committees of the Board and the receipt of equity incentive awards.

J.	Stock Ownership

The Company maintains stock ownership guidelines that apply to the Company’s named executive officers and non-employee directors to align their long-term interests with those of our stockholders. Under the guidelines, non-employee directors are to attain and maintain a minimum share ownership level equal to at least three times their annual cash retainer within the later of (i) five years of becoming a director or (ii) December 31, 2023, and our named executive officers are to maintain a minimum share ownership level equal to at least such officer’s annual base salary (or, in the case of the Chief Executive Officer, equal to at least six times such officer’s base salary) within the later of (i) five years of becoming a named executive officer or (ii) December 31, 2023.

K.	Board Access to Independent Advisors

The Board committees may hire independent advisors as set forth in their applicable charters. The Board as a whole shall have access to any independent advisor retained by the Company, and the Board may hire any independent advisor it considers necessary to discharge its responsibilities.

L.	Periodic Self-Evaluation

The Nominating and Corporate Governance Committee will oversee a periodic assessment of the Board and its committees.

II.	BOARD MEETINGS
A.	Frequency of Meetings

The Board will meet at least four (4) times annually. In addition, special meetings may be called from time to time as determined by the needs of the business. It is the responsibility of the directors to attend meetings.

B.	Director Attendance

A director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the Independent Directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairman of the Board or the Chairman of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting.

C.	Attendance of Non-Directors

The Board encourages the Chairman of the Board or of any committee to invite Company management and outside advisors or consultants from time to time to participate in Board and/or committee meetings to (i) provide insight into items being discussed by the Board which involve the manager, advisor or consultant, (ii) make presentations to the Board on matters which involve the manager, advisor or consultant, and (iii) bring managers with high potential into contact with the Board. Attendance of non-directors at Board meetings is at the discretion of the Board.

D.	Advance Receipt of Meeting Materials

Information regarding the topics to be considered at a meeting is essential to the Board’s understanding of the business and the preparation of the directors for a productive meeting. To the extent feasible, the meeting agenda and any written materials relating to each Board meeting will be distributed to the directors sufficiently in advance of each meeting to allow for meaningful review of such agenda and materials by the directors. Directors are expected to have reviewed and be prepared to discuss all materials distributed in advance of any meeting when the time since distribution allows such review.

III.	COMMITTEE MATTERS

The Board currently has three (3) standing committees: (i) the Audit Committee, (ii) the Compensation Committee and (iii) the Nominating and Corporate Governance Committee. Each committee will perform its duties as assigned by the Board in compliance with the Company’s bylaws and the committee’s charter. It is the responsibility of the directors to attend the meetings of the committees on which they serve.

IV.	SUCCESSION PLANNING

The Board (or a committee delegated by the Board) will (i) work on a periodic basis with the Chief Executive Officer to evaluate the Company’s succession plans upon the Chief Executive Officer’s retirement and in the event of an unexpected occurrence, and (ii) periodically review the performance of the Chief Executive Officer.

* * * * *

The Trade Desk, Inc.

Attachment A

Director Qualification Standards and Additional Selection Criteria

Director Qualification Standards:

The Nominating and Corporate Governance Committee, in recommending director candidates for election to the Board, and the Board, in nominating director candidates, will consider candidates who have a high level of personal and professional integrity, strong ethics and values and the ability to make mature business judgments.

Additional Selection Criteria:

In evaluating director candidates, the Nominating and Corporate Governance Committee and the Board may also consider the following criteria as well as any other factor that they deem to be relevant:

A.	The candidate’s experience in corporate management, such as serving as an officer or former officer of a publicly held company;
B.	The candidate’s experience as a board member of another publicly held company;
C.	The candidate’s professional and academic experience relevant to the Company’s industry;
D.	The strength of the candidate’s leadership skills;
E.	The candidate’s experience in finance and accounting and / or executive compensation practices;
F.	The candidate’s diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; and
G.	Whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, if applicable.

In addition, the Board will consider whether there are potential conflicts of interest with the candidate’s other personal and professional pursuits.

The Board should monitor the mix of specific experience, qualifications and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure.

APPENDIX D

August 3, 2020 proposal

August 3, 2020

VIA ELECTRONIC MAIL

Lise J. Buyer

Gokul Rajaram

David B. Wells

Special Committee of the Board of Directors of The Trade Desk, Inc.

42 N. Chestnut Street

Ventura, CA 93001

Re:  Potential Modification of Dual-Class Capitalization Structure and Governance Provisions

Dear Special Committee Members:

We are acting as counsel for Jeff Green, the Founder, Chief Executive Officer, and Chairman of the Board of Directors (the “Board”) of The Trade Desk, Inc. (the “Company”) and a significant stockholder of the Company. We write in reference to a potential revision or amendment to the Company’s Amended and Restated Certificate of Incorporation, and other governing documents, to modify the Company’s dual-class capitalization structure and governance framework (such actions, together with any alternatives thereto, the “Potential Action”). We have attached to this letter a proposal from Mr. Green as to the terms of the Potential Action.

As he always has been, Mr. Green remains dedicated to the Company and its stockholders. He believes that the continuation of the Company’s governance structure—which will allow the Company to continue to be guided by the same vision and long-term perspective that have made the Company so successful, without distraction—is firmly in the best interests of the Company and all of its stockholders. Indeed, Mr. Green believes that the same principles that caused the Company to adopt its current governance structure in connection with its recent initial public offering apply with equal, if not greater, force and importance now. This is particularly true given that the Company, while very strong, faces new and unexpected challenges, as all companies do at this time. These challenges, as you know, include navigating unprecedented market uncertainty and volatility that are completely untethered to the Company’s performance. In addition, management and the Board are faced with the task of steering the Company and its employees through a global pandemic, all while managing a complex but extremely valuable business.

We understand that the Board has delegated to you, as the Special Committee of the Board (the “Special Committee”), the full power and authority of the Board to, among other things, review and evaluate the advisability of the Potential Action; identify, review, and evaluate alternatives to the Potential Action; negotiate the structure, form, terms, and conditions of the Potential Action; and recommend to the Board what action, if any, should be taken by the Company with respect to the Potential Action.

On behalf of Mr. Green, we are writing to inform you that Mr. Green will not proceed with the Potential Action unless such Potential Action is recommended by the Special Committee in accordance with the resolutions that the Board adopted to establish the Special Committee. In addition, the Potential Action will be subject to a non-waivable condition requiring the approval of the Company’s minority stockholders in accordance with the framework established under Kahn v. M & F Worldwide Corp., 88 A.3d 635 (Del. 2014) and its progeny, along with any other stockholder approvals required by applicable law and the Company’s governing documents.

We and Mr. Green look forward to working with the Special Committee to reach a mutually acceptable outcome that is in the interests of the Company and all of its stockholders. Please do not hesitate to contact us with any questions.

Sincerely,
WILSON SONSINI GOODRICH & ROSATI
Professional Corporation
/s/ Larry W. Sonsini
Larry W. Sonsini

cc:	Jeff Green

Rick Kline, Goodwin Procter LLP

Andrew M. Johnston, Morris, Nichols, Arsht & Tunnell LLP

Melissa A. DiVincenzo, Morris, Nichols, Arsht & Tunnell LLP

PROPOSAL

Amendments to Certificate of Incorporation and Bylaws

Final Conversion of Class B Common Stock

All outstanding shares of Class B Common Stock will automatically convert into Class A Common Stock on the earliest of (i) the seven-year anniversary of the adoption of the modified governance structure for The Trade Desk, Inc. (the “Company”) contemplated by this term sheet; (ii) at the determination of the Company’s Board of Directors (the “Board”) at such time as Jeff Green is no longer serving as the Company’s Chief Executive Officer or President or as a member of the Board provided, in each case, that Mr. Green has not been removed without cause from such office(s); or (iii) a date specified by the holders of at least 66-2/3% of the outstanding shares of Class B Common Stock

Stockholder Action by Written Consent

Stockholders of the Company will be permitted to act by written consent. However, so long as Mr. Green and his affiliates continue to hold more than 50% of the Company’s outstanding stockholder voting power, stockholders will only be permitted to act at a duly called annual or special meeting.

Special Meetings of Stockholders

Special meetings of stockholders may be called (i) by the Board pursuant to a resolution adopted by a majority of the total number of authorized directors; (ii) by the chairman of the Board (or in the event of co-chairmen, either co-chairman); (iii) by the Chief Executive Officer of the Company; (iv) by the President of the Company (in the event there is no Chief Executive Officer); or (v) at the request of stockholders holding no less than 10% of the Company’s outstanding stockholder voting power at the time of such request, which stockholders have held at least such amount at all times during the one-year period immediately preceding such request and continue to hold at least such amount through the date of the applicable special meeting

Governance Evaluation

Other

The implementation of additional governance best practices and measures, including, among others, those relating to sustainability and environmental, social and governance considerations, are being evaluated for future discussion with the Special Committee of the Board

Other Matters

Legal Fees; Indemnification and Advancement

The parties will bear their own legal fees incurred in connection with the negotiation and implementation of the transaction contemplated by this term sheet. For the avoidance of doubt, Mr. Green will be entitled to full indemnification and advancement rights as set forth in the Company’s certificate of incorporation and other governing documents, and any indemnification agreements with the Company, with respect to any stockholder litigation or other proceedings arising from such transaction

theTradeDesk THE TRADE DESK, INC. 42N. CHESTNUT STREET VENTURE, CA93001 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 8:59 p.m. Pacific Standard Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/TTD2020SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 8:59 p.m. Pacific Standard Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D25850-S12155 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY THE TRADE DESK, INC. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 1. The amendment of our certificate of incorporation to change the events upon which all of our shares of Class B common stock will automatically convert 2. The amendment of our certificate of incorporation to permit stockholders to act by written consent beginning on the first date on which the outstanding shares of Class B common stock represent less than 50% of the Company's outstanding voting power; into Class A common stock; 3. The amendment of our certificate of incorporation to permit stockholders owning at least 20% of our outstanding shares of common stock continuously for one year to request special stockholder meetings; 4. The amendment of our certificate of incorporation to provide that the holders of our Class A common stock, voting as a single class, will be entitled to elect one director if the total number of directors is eight or fewer or two directors if the total number of directors is nine or greater; 5. The adoption of the Amended and Restated Bylaws of the Company; and 6. The approval of one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve any of the proposals to be considered at the meeting. NOTE: The proxies are authorized to transact such other business as may properly come before the meeting or at any and all adjournments, continuations or postponements thereof. For Against Abstain ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Stockholders who wish to view the Proxy Statement of The Trade Desk, Inc. on the Internet can view the Special Meeting materials at www.proxyvote.com or at investors.thetradedesk.com. D25851-S12155 THE TRADE DESK, INC. Special Meeting of Stockholders December 7, 2020, 12:00 P.M., PST This proxy is solicited by the Board of Directors The stockholder hereby appoints Blake Grayson and Jay Grant, or any of them, as proxies, each with full power of substitution and resubstitution, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of THE TRADE DESK, INC. that the stockholder is entitled to vote at the Special Meeting of Stockholders to be held at 12:00 P.M., PST on December 7, 2020 at www.virtualshareholdermeeting.com/TTD2020SM and any adjournment, continuation or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side.